EXHIBIT 4.1



                                LOAN AGREEMENT


                                BY AND BETWEEN


                           FFCA MORTGAGE CORPORATION


                                      AND


                       ARBY'S RESTAURANT HOLDING COMPANY


                         DATED AS OF SEPTEMBER 5, 1996


                          This document prepared by:

                            Michael L. Curry, Esq.
                                  Kutak Rock
                              1650 Farnam Street
                             Omaha, Nebraska 68102



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                               TABLE OF CONTENTS


                                                                          Page


PRELIMINARY STATEMENT:.....................................................  1

AGREEMENT:.................................................................  1
1. Definitions.............................................................  1
2. Loan Terms.............................................................. 14
              A. Loans..................................................... 14
              B. Requests for Loans........................................ 14
              C. Base Interest............................................. 15
              D. Prepayment................................................ 16
              E. Limitation on Payment..................................... 17
3. Equipment Loan Terms.................................................... 17
              A. Equipment Loan............................................ 17
              B. Base Interest............................................. 17
              C. Prepayment................................................ 18
4. Limitation on Loan Amounts; Payments.................................... 18
              A. Limitation on Loan Amounts................................ 18
              B. Taxes..................................................... 18
              C. Method of Payment......................................... 19
              D. Release and Amendment Costs............................... 19
5. Substitution and Defeasance............................................. 20
              A. Substitution.............................................. 20
              B. Defeasance................................................ 24
              C. Limitation on Substitution and Defeasance................. 27
              D. Costs..................................................... 27
6. Closing; Escrow Agent................................................... 28
7. Fee..................................................................... 29
8. Representations and Warranties of FFCA.................................. 30
              A. Organization of FFCA...................................... 30
              B. Authority of FFCA......................................... 30
              C. Enforceability............................................ 30
              D. Consent................................................... 30
9. Representations and Warranties of Debtor................................ 30
              A. Organization and Authority of Debtor...................... 30
              B. Enforceability of Documents............................... 31
              C. Litigation................................................ 31
              D. Absence of Breaches or Defaults........................... 31
              E. Utilities................................................. 31
              F. Compliance With Laws...................................... 31



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              G. Condemnation or Eminent Domain............................ 32
              H. Licenses and Permits...................................... 32
              I. Condition of Sites........................................ 32
              J. Environmental............................................. 32
              K. First Priority Lien....................................... 33
              L. No Other Agreements and Options........................... 33
10. Covenants of Debtor.................................................... 33
              A. Reporting Obligations..................................... 33
              B. Intended Use and Zoning................................... 35
              C. Operation, Maintenance and Repair of Sites................ 35
              D. Gross Sales Reports....................................... 35
              E. Books and Records; Inspection of Sites.................... 36
              F. Payment of Taxes, Etc..................................... 37
              G. Restriction on Transfer and Encumbrance................... 37
              H. Organization of Debtor.................................... 38
              I. Utilities................................................. 38
              J. Licenses and Permits...................................... 38
              K. Compliance With Laws, Covenants, Conditions, Restrictions
                  and Encumbrances......................................... 38
              L. Dual Concept.............................................. 39
11. Relationship of Parties................................................ 39
12. Conditions of each Closing............................................. 40
              A. Title; Ground Leases...................................... 40
              B. Condition of Site and Equipment; Invoices................. 40
              C. Evidence of Title......................................... 41
              D. Survey.................................................... 41
              E. Environmental............................................. 41
              F. Gap Indemnity and Other Title Company Documents and
                  Deliveries............................................... 41
              G. Compliance With Representations, Warranties and Covenants;
                  Certification............................................ 41
              H. Proof of Insurance........................................ 42
              I. Opinion of Debtor's Counsel; Opinion of FFCA's Counsel;
                  Confidentiality Agreement................................ 42
              J. Loan Documents and Other Security Documents............... 42
              K. Collateral Assignment of License Agreement................ 42
              L. Guaranty; Royalties Payment Agreement..................... 42
              M. Management Agreement and License Agreement................ 42
              N. Closing Documents......................................... 43
13. Default................................................................ 43
14. Remedies............................................................... 45
15. Assignment by FFCA..................................................... 45
16. Indemnity.............................................................. 46
17. Miscellaneous Provisions............................................... 46



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              A. Notices................................................... 46
              B. Broker's Commission....................................... 48
              C. Waiver and Amendment...................................... 48
              D. Captions.................................................. 48
              E. Maximum Rate of Interest.................................. 48
              F. Severability.............................................. 49
              G. Construction Generally.................................... 49
              H. Other Documents........................................... 49
              I. Attorneys' Fees........................................... 49
              J. Entire Agreement.......................................... 49
              K. Forum Selection; Jurisdiction; Venue; Choice of Law....... 49
              L. Counterparts.............................................. 50
              M. Binding Effect............................................ 50
              N. Survival.................................................. 50
              O. Waiver of Jury Trial and Punitive Damages................. 50
              P. Calendar Days............................................. 51
              Q. Securitization............................................ 51

EXHIBIT A-Sites Description
EXHIBIT A-1-Approved  Defeasance Account  Institutions
EXHIBIT B-Form of Note
EXHIBIT C-Form of Deed of Trust
EXHIBIT D-Form of Equipment  Note
EXHIBIT E-Form of Equipment  Security  Agreement
EXHIBIT F-Form of Guaranty
EXHIBIT G-Form of Collateral Assignment of License Agreement
EXHIBIT H-Opinion Matters
EXHIBIT H-1-Local Counsel Opinion Matters
EXHIBIT I-Form of Confidentiality Agreement
EXHIBIT J-Royalties  Payment Agreement
EXHIBIT K-Form of Term Sheet
EXHIBIT L-Form of Property Notice






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                                LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "Agreement") is made as of September 5, 1996, by and between FFCA MORTGAGE CORPORATION, a Delaware corporation ("FFCA"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, and
ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("Debtor"), whose address is 1000 Corporate Drive, Fort Lauderdale, Florida 33334.

                            PRELIMINARY STATEMENT:

      Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1.

      Debtor has requested and applied for the Loans and the Equipment Loans from FFCA to provide long-term financing for the Sites and the Equipment. FFCA has agreed to advance each Loan and Equipment Loan for the corresponding Site at such time as Debtor satisfies the applicable conditions precedent set forth in this Agreement. Each Loan will be evidenced by a Note and secured by a first priority security interest in the Site pursuant to a Deed of Trust. The corresponding Equipment Loan will be evidenced by an Equipment Note and secured by a first priority security interest in the Equipment pursuant to a Equipment Security Agreement and the UCC-1 Financing Statements.

      Debtor has entered into the Management Agreement with Arby's pursuant to which Arby's will, among other things, manage each of the Sites as Arby's Restaurants, or as otherwise permitted pursuant to the Deeds of Trust, in compliance with Debtor's obligations under the Loan Documents. Debtor and Arby's will also enter into a License Agreement and a Collateral Assignment of License Agreement with respect to each Site. The License Agreements shall entitle Debtor to operate each Site as an Arby's Restaurant and the Collateral Assignments of License Agreements shall entitle FFCA, at the election of FFCA upon an Event of Default and the exercise by FFCA of its remedies under the Loan Documents, to operate the Sites as Arby's Restaurants on the terms and conditions set forth in the License Agreements.

                                  AGREEMENT:

      In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

     1. Definitions. The following terms shall have the following meanings for all purposes of this Agreement:

      "Acquisition Corporation" means FFCA Acquisition Corporation, a Delaware corporation.




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      "Adjusted  EBITDA"  means  with  respect  to Debtor  for any  period (a)
Debtor's net income or net loss, as the case may be, before (i) provision or benefit for income taxes or charges equivalent to income taxes, (ii) Interest Expense, (iii) depreciation, and (iv) amortization, in each case allocable to the Site or Sites for which the Fixed Charge Coverage Ratio is being calculated for such period, minus (b) the Royalty Fee (as described in Article 3 of the License Agreement with respect to such Site(s)) payable during such period, all as determined in accordance with generally accepted accounting principles consistently applied, to the extent applicable.

      "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

      "Applicable Regulations" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of any governmental agencies, departments, commissions, bureaus, boards or instrumentalities of the United States, the states in which the Sites are located and all political subdivisions thereof, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements and all applicable standards of the National Board of Fire Underwriters.

      "Arby's" means Arby's, Inc., a Delaware corporation.

      "Arby's Restaurant" means a fully equipped and operational restaurant in accordance with those standards adopted from time to time by Arby's on a system wide basis for restaurants commonly known as "Arby's".

      "ARDC" means Arby's Restaurant Development Corporation, a Delaware corp-oration.

      "ARDC Amended Loan Agreement" means that certain Amended and Restated Loan Agreement dated as of October 13, 1995, and effective May 1, 1995, between Acquisition Corporation and ARDC, as the same may be further amended from time to time.

      "ARHC Loan Agreement" means that certain Loan Agreement between ARHC and Acquisition Corporation dated as of October 13, 1995 as the same may be amended from time to time.

      "Base Interest Rate" means, with respect to each Note and the corresponding Equipment Note, the rate of interest equal to the greater of (i) 10.125% per annum or (ii) the Treasury Rate in effect three Business Days before the applicable Closing plus 3.25%.

      "Business Day" means any day on which banks are open for general banking business in each of the States of Arizona, New York, Illinois (or such other state where FFCA's payment account is, from time to time, located) and Florida (or such other state where Debtor's chief



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executive  office is, from time to time,  maintained),  other than a Saturday,
Sunday, a legal holiday or any other day on which banks in such states are required or authorized by law to close.

      "Capital Lease" means any lease of any property (whether real, personal or mixed) by the Debtor with respect to a Site which lease would, in conformity with generally accepted accounting principles consistently applied, be required to be accounted for as a capital lease on the balance sheet of Debtor.

      "Change of Control" means (a) the acquisition by any person or group (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than Guarantor or any of its Affiliates, of more than 50% of the voting power or the voting stock of Debtor, whether voluntary or involuntary, by way of merger, consolidation, operation of law or otherwise, and (b) any merger or consolidation of Debtor with ARDC. For purposes of clarity, Change of Control shall not be deemed to include any acquisition (whether voluntary or involuntary or by way of merger, consolidation, operation of law or otherwise) of the voting power or voting stock of any direct or indirect shareholder of Debtor.

      "Closing" means each consummation of the Loan and Equipment Loan with respect to a Site.

      "Closing Date" means, with respect to a Site, the date FFCA makes the Loan and the Equipment Loan for such Site set forth in this Agreement.

      "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

      "Collateral Assignment of License Agreement" means the collateral assignment of license agreement, substantially in the form attached hereto as Exhibit G, with respect to each of the License Agreements. Debtor shall execute a Collateral Assignment of License Agreement for each Site.

      "Committed Loan Amount" means with respect to each Site which:

            (a) is owned by Debtor in fee simple, the sum of (i) the fair market value of the land as determined by FFCA's in-house site inspection and valuation department and agreed upon by Debtor, (ii) the projected out-of-pocket cost to construct the improvements described in the corresponding Property Notice as determined by Debtor and agreed upon by FFCA (referred to in this Agreement as the "construction cost component" of the Committed Loan Amount), (iii) at Debtor's request, an amount equal to $250,000 multiplied by a fraction whose numerator is the Committed Loan Amount (exclusive of the amount described in this subitem
      (iii)) for such Site plus the corresponding Equipment Loan Amount and whose denominator is $50,000,000.00, and (iv) such Closing and other soft costs as FFCA may approve in its sole discretion; or



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            (b) includes land leased by Debtor pursuant to a ground lease with the improvements located thereon owned by Debtor in fee simple at least until the expiration or earlier termination of the ground lease, the sum of (i) the projected out-of-pocket cost to construct the improvements located on the land which is subject to the ground lease described in the corresponding Property Notice as determined by Debtor and agreed upon by FFCA, (ii) at Debtor's request, the Fee multiplied by a fraction whose numerator is the Committed Loan Amount (exclusive of the amount described in this subitem (iii)) for such Site plus the corresponding Equipment Loan Amount and whose denominator is $50,000,000.00, and (iii) such Closing and other soft costs as FFCA may approve in its sole discretion.

      "Confidentiality Agreement" means a confidentiality agreement in the form attached hereto as Exhibit I, which confidentiality agreement will be executed and delivered by FFCA and Debtor at the Closing pursuant to Section 12.I and the Persons contemplated by Sections 10.D, 10.E and 17.Q.

      "Costs" means, with respect to the transactions described in Section 5, all out-of-pocket costs, expenses and fees incurred by Debtor, FFCA and/or the Defeasance Account Institution, or charged by the Defeasance Account Institution, as applicable, including, without limitation, reasonable fees and expenses of attorneys, accountants, appraisers and other professionals, site inspection fees, environmental assessment charges, title insurance charges (including, without limitation, premiums, endorsements, search charges and attorney review charges), escrow fees, recording fees, transfer taxes, documentary taxes, mortgage taxes and the expenses of FFCA's in-house site inspectors, which are estimated to be approximately $600.00 per proposed Substitute Site, if FFCA elects to use such in-house inspectors in lieu of appraisers.

      "Debt" means, without duplication, Debtor's (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, indentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles consistently applied, recorded as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

      "Debtor's Counsel" means one or more legal counsel to Debtor and Guarantor that are collectively licensed in the states in which (i) Debtor or Guarantor is incorporated or formed and (ii) Debtor or Guarantor maintains principal places of business, as selected by Debtor and Guarantor and reasonably approved by FFCA.

      "Deed of Trust" means the deed of trust, security agreement, financing statement, fixture filing and assignment of rents and leases or mortgage, security agreement, financing statement, fixture filing and assignment of rents and leases, as applicable, substantially in the form attached hereto as Exhibit C, executed and delivered by Debtor for each Site for recordation in the county



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in the state where the Site is located as security for the respective  Note. A
Deed of Trust will be executed for each of the Sites.

      "Default Rate" has the meaning set forth in Section 13(b).

      "Defeasance Account" means a segregated trust account established with the Defeasance Account Institution pursuant to a trust agreement for the benefit of the holders of the Notes and Equipment Notes being defeased and in which Debtor has no interest whatsoever (other than the right to receive a distribution of any amounts remaining in such Defeasance Account which are to be returned to Debtor as contemplated by Section 5.B). The Defeasance Account shall contain (i) all Defeasance Amounts delivered by Debtor to the Defeasance Account Institution pursuant to Section 5.B, (ii) all payments received on Defeasance Amounts held in the Defeasance Account and (iii) all earnings, income or other gains from investment of monies or other property deposited in the Defeasance Account.

      "Defeasance Account Institution" means (a) any of the institutions listed on the attached Exhibit A-1 or (b) any other domestic commercial bank or trust company of recognized standing having, at the time of selection, capital and surplus in excess of $500,000,000.00 and that is selected by Debtor and consented to by FFCA in its reasonable discretion.

      "Defeasance Amount" means Eligible Investments or cash to be deposited in the Defeasance Account as contemplated by Section 5.B for the benefit of the holders of the Notes and the Equipment Notes being defeased, in an amount (taking into account interest and income to be earned on such Eligible Investments) and with maturities for Eligible Investments sufficient to defease 125% of the applicable (A) scheduled payments of principal and interest on the Notes being defeased from the date of defeasance to the tenth anniversary of the Closing Date of each such Note and the respective Site Specific Loan Amounts for such Notes that would exist on such date following application of such payments assuming all scheduled payments are paid as and when due, and (B) scheduled payments of principal and interest on the Equipment Notes being defeased from the date of defeasance to the seventh anniversary of the Closing Date of each such Equipment Note and the respective Site Specific Equipment Loan Amounts for such Equipment Notes that would exist on such date assuming all such scheduled payments are paid as and when due, with respect to those Sites and Equipment to be released from the lien of the applicable Deed(s) of Trust, Equipment Security Agreements and UCC-1 Financing Statements pursuant to Section 5.B.

      "Dual Concept" means the operation of both an Arby's Restaurant and any other restaurant concept selected by Debtor.

      "Eligible Investments" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any domestic commercial bank of recognized standing having capital and surplus in excess of



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$500,000,000.00  (at the time of  purchase)  or (y) any bank whose  short-term commercial paper is rated by Standard & Poor's Corporation ("S&P") (at the time of purchase) at least A-1 or the equivalent thereof or is rated by Moody's Investors Service, Inc. ("Moody's") (at the time of purchase) at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition and (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 270 days after the date of acquisition.

      "Environmental Condition" means any condition with respect to soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising a Site, which is reasonably likely to or does result in any damage, loss, cost, expense, claim, demand, order or liability to or against Debtor or FFCA by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Debtor's business and/or any activity or operation formerly conducted by any person or entity on or off the Site, except any such condition which is not reasonably likely to result in a Material Adverse Effect.

      "Environmental Laws" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, agreements and similar items, of or with any and all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of the environment.

      "Equipment" means the equipment, machinery and/or trade fixtures owned by Debtor described in the Equipment Security Agreement for each Site.

      "Equipment Loan" means, with respect to each Site, the equipment loan in the Site Specific Equipment Loan Amount, as evidenced by the Equipment Note and secured by the Equipment Security Agreement.

      "Equipment Loan Amount" means the aggregate amount of the Site Specific Equipment Loan Amounts, which Equipment Loan Amount shall be subject to the aggregate limitation set forth in Section 4.

     "Equipment Loan Documents" means, collectively, the Equipment Notes, the Equipment Security Agreements and the UCC-1 Financing Statements.



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      "Equipment  Maturity Date" means,  with respect to each Equipment  Note, the seventh anniversary of the Closing Date of such Equipment Note.

     "Equipment Note" means the equipment promissory note, substantially in the form attached hereto as Exhibit D, executed and delivered by Debtor with respect to the Equipment located at a Site in the Site Specific Equipment Loan Amount for such Equipment. An Equipment Note will be executed for each of the Sites.

      "Equipment Security Agreement" means the equipment security agreement, substantially in the form attached hereto as Exhibit E, executed and delivered by Debtor as security for the respective Equipment Note. An Equipment Security Agreement will be executed for each of the Sites.

      "Event of Default" has the meaning set forth in Section 13.

      "Fee" means an origination and underwriting fee equal to 2% of the sum of the Loan Amount and the Equipment Loan Amount.

      "FFCA's Counsel" means one or more legal counsel to FFCA that are licensed in the state in which the applicable Site is located, as selected by FFCA.

      "Fixed Charge Coverage Ratio" means with respect to Debtor for any period, a fraction (a) the numerator of which is equal to the sum of (i) Debtor's Adjusted EBITDA allocable to a Site for such period plus (ii) any amounts included in the denominator referred to below that were charged against such Adjusted EBITDA for such period, and (b) the denominator of which is equal to the sum of, without duplication, (i) the sum of scheduled principal payments of Debt of Debtor allocable to the Site for which the Fixed Charge Coverage Ratio is being calculated for such period, (ii) scheduled payments under any Capital Leases allocable to such Site for such period, and
(iii) Interest Expense of Debtor allocable to such Site for such period; provided, however, that such denominator shall not include any amounts payable or paid by Debtor, if any, pursuant to any ground leases with respect to such Site for such period.

      "Forward Commitment" means that certain Commitment Letter dated as of May 1, 1995 among FFCA, REIT, Debtor, ARDC and Guarantor.

      "Gross Sales" means with respect to each Site, for the applicable period, all sales net of promotional discounts, returns and refunds arising from the operation of an Arby's Restaurant or a Dual Concept at each such Site during such period, including the proceeds of business interruption insurance, if any, required to be maintained, or caused to be maintained, pursuant to the Deeds of Trust, less sales tax or similar items from such operation and less any amounts received from sales of nonfood premiums or promotional items not in excess of 5% of all sales at such Site during such period, if any.




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      "Guarantor" means Triarc Companies, Inc., a Delaware corporation,  whose address is 900 Third Avenue, New York, New York 10022.

      "Guaranty" means an unconditional guaranty of payment and performance, substantially in the form attached hereto as Exhibit F, from the Guarantor. A Guaranty shall be executed by Guarantor with respect to each of the Sites.

      "Hazardous Materials" means (a) any toxic substance or hazardous waste, substance or related material, or any pollutant or contaminant; (b) asbestos in any form which is friable, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are applicable, or any petroleum product; (c) any substance, gas, material or chemical which is defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," hazardous wastes" or words of similar import under any federal, state or local statute, law, code or ordinance or under the regulations adopted or guidelines promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.ss. 1801 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq.; and the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251 et seq.; and (d) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any governmental or quasi-governmental entity or authority that asserts or may assert jurisdiction over the Site or the operations or activity at the Site.

      "Interest Expense" means, for any period, the sum of all interest accrued or which should be accrued in respect of all Debt of Debtor with respect to or allocable to the Sites for which the Fixed Charge Coverage Ratio is being calculated during such period (including interest attributable to Capital Leases relating to the Sites in accordance with generally accepted accounting principles consistently applied), as determined in accordance with generally accepted accounting principles consistently applied.

      "Judgment Liens" means a final, nonappealable judgment or judgments rendered by a court or courts against Debtor for the payment of money which has not been discharged or provision shall not be have been made for such discharge within 60 days from the date of entry thereof.

      "License Agreement" means that certain License Agreement dated as of the Closing Date for a Site between Arby's and Debtor with respect to such Site which shall entitle Debtor and, at FFCA's election upon an Event of Default and the exercise by FFCA of its remedies under the Loan Documents, FFCA to operate an Arby's Restaurant at such Site on the terms and conditions set forth therein. A License Agreement shall be executed for each Site.

     "Liens"  means  liens,  encumbrances,   restrictions,  encroachments  and
easements.



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                                      8

      "Loan" means, with respect to each Site, the loan in the Site Specific Loan Amount, as evidenced by a Note and secured by a Deed of Trust.

      "Loan Amount" means the aggregate of the Site Specific Loan Amounts, which Loan Amount shall not exceed the limitation set forth in Section 4.

      "Loan Documents" means, collectively, this Agreement, the Notes, the Deeds of Trust, the Equipment Loan Documents, the Collateral Assignments of License Agreements, the Royalties Payment Agreement, the Confidentiality Agreement, the Substitute Documents (to the extent that they are in favor of or are for the benefit of FFCA) and all other documents in favor of or for the benefit of FFCA executed in connection therewith or contemplated thereby.

      "Loan Limitations" has the meaning set forth in Section 4.A.

      "Loan Year" means, with respect to each Note and corresponding Equipment Note, the successive 12-month periods while such Note and/or Equipment Note, as applicable, are outstanding commencing on the Closing Date for such Note and Equipment Note.

      "Longwood Documents" means the promissory note delivered by Debtor to Acquisition Corporation, the deed of trust, security agreement, financing statement, fixture filing and assignment of rents and leases executed and delivered by Debtor to Acquisition Corporation, the equipment promissory note executed and delivered by Debtor to Acquisition Corporation, the equipment security agreement executed by Debtor and Acquisition Corporation, the collateral assignment of license agreement executed and delivered by Debtor to Acquisition Corporation and the unconditional guaranty of payment and performance executed and delivered by Guarantor to Acquisition Corporation, all dated as of May 20, 1996 and all with respect to the site located in Longwood, Florida more particularly described therein. The Longwood Documents have been assigned by Acquisition Corporation to FFCA.

      "Management Agreement" means the management agreement dated as of May 1, 1995 between Arby's and Debtor in connection with the management and operation of the Sites by Arby's on behalf of Debtor, as amended from time to time.

      "Material Adverse Effect" means a material adverse effect on the business, operations, assets or financial condition of Debtor and/or a Site.

      "Maturity Date" means, with respect to each Note, the twentieth anniversary of the Closing Date for such Note.

      "Note" means the promissory note, substantially in the form attached hereto as Exhibit B, executed and delivered by Debtor with respect to a Site in the Site Specific Loan Amount for such Site. A Note will be executed for each Site.




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



      "Permitted Exceptions" means the following types of exceptions to title with respect to each Site:

            (a) Liens for taxes, assessments or other governmental charges not yet due and payable or being contested in good faith, for which appropriate reserves have been made or indemnities provided and the failure to pay such taxes, assessments and/or governmental charges or levies will not result in imminent danger of such Site being sold, foreclosed upon, forfeited or lost;

            (b)  Liens  of  landlords,  carriers,   warehousemen,   mechanics,
      materialmen and other similar Liens for sums not more than 60 days delinquent or which are being contested in good faith, have been satisfactorily bonded over or for which appropriate reserves have been made or indemnities provided and the failure to pay such sums will not result in imminent danger of such Site being sold, foreclosed upon, forfeited or lost;

            (c) easements, rights-of-way, restrictions and encroachments not materially interfering with the conduct of the business of Debtor at such Site;

            (d) exceptions to title to such Site set forth in the title policy delivered to and insuring FFCA at the Closing with respect to such Site (or, with respect to a Substitute Site, at the time of such substitution) and not objected to in writing by FFCA and other exceptions to title that have been approved in writing by FFCA;

            (e)  Judgment  Liens not  constituting  an Event of Default  under
      Section 13(a)(5); provided, however, for purposes of defining Permitted Exceptions in the Loan Documents as of the Closing Date and, with respect to a Substitute Site, as of the date of the substitution, this clause (e) shall not include any Judgment Liens (i) in existence as of the applicable Closing Date with respect to the Sites being financed on such date or (ii) in existence as of the date of substitution with respect to a Substitute Site; and

            (f) with respect to each Site which is subject to a ground lease, the terms and conditions of such ground lease.

      "Person"  shall  mean  any  individual,   corporation,   trust,  limited
liability company, unincorporated organization, governmental authority or any other form of entity.

      "Personal Property" means with respect to each Site:

            (i) all right, title and interest of Debtor in and to all tangible personal property now owned or hereafter acquired by Debtor which is now or at any time hereafter located on or at the Site and used or intended for use in connection therewith, including, without limitation, all fixtures, building materials stored on the Site, goods, machinery, tools, equipment (including fire sprinklers and alarm systems, air



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                                      10
      conditioning, heating and refrigerating equipment, equipment for electronic monitoring, entertainment, recreation, window or structural cleaning, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall safes (other than the contents thereof), furnishings, appliances, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and maintenance and other supplies;

            (ii) all royalties, income and other benefits derived by Debtor from the Site; and

            (iii) all of Debtor's interest in all existing and future accounts, contract rights (except contract rights pertaining to interests in real property), general intangibles, files, books of account, agreements and license agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, construction, operation, servicing or management of the Site, whether now existing or entered into or obtained after the date hereof, and all existing and future telephone numbers and listings in any way relating to the Site or any portion thereof;

provided, however, Personal Property shall not include the Equipment, if any, at the Site.

      "Property Notice" means, with respect to a proposed Site, a notice delivered by Debtor to FFCA substantially in the form attached hereto as Exhibit L indicating that Debtor intends to acquire or has acquired a parcel of land or intends to execute or has executed a ground lease at which an Arby's Restaurant or Dual Concept, will be constructed, which Site, Debtor desires FFCA to finance with a Loan and Equipment Loan. Each Property Notice shall include (i) the requested amount of financing, the purchase price paid or to be paid for the land, or a copy of the proposed ground lease (Debtor agrees, to the extent reasonably practicable, to submit each ground lease to FFCA for its review and comment prior to execution by Debtor and the ground lessor), as the case may be, (ii) the anticipated hard costs (including site improvements) and soft costs (fees of the architect, engineers and surveyor and license and permit fees) to construct the Arby's Restaurant or Dual Concept thereon, (iii) a description of the prototype improvements proposed to be constructed at the Site, including the square footage of the proposed improvements, planned variations from the prototype and, to the extent readily available, plans and specifications for such prototype, (iv) the anticipated cost of and budget for the Arby's Restaurant or Dual Concept and related improvements to be constructed thereon, (v) a description of the prototype improvements proposed to be constructed at the Site, including the square footage of the proposed improvements, planned variations from the prototype and, to the extent readily available, plans and specifications for such prototype, (vi) a description of the standard equipment package expected to be installed at the proposed improvements, including, without limitation, planned variations from the standard equipment package, and a cost estimate for such equipment package, and (vii) any other documents and information available regarding



01/514412.5
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                                      11
the property and the desired Loan and Equipment Loan which are reasonably requested by FFCA.

      "RC/Arby's" means RC/Arby's Corporation, a Delaware corporation.

      "REIT" means Franchise Finance Corporation of America, a Delaware corporation.
      "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of Hazardous Materials into soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising the Site.

      "Release and Amendment Costs" means, with respect to (i) the release of liens and Loan Documents as contemplated by this Agreement as a result of prepayments or Transfers, or (ii) the amendment or modification of any of the Loan Documents pursuant to any of the provisions of the Loan Documents (other than with respect to a Securitization), all reasonable out-of-pocket costs, expenses and fees incurred by Debtor and/or FFCA, including, without limitation, reasonable fees and expenses of attorneys and recording fees.

      "Reports" means, collectively, those environmental reports prepared with respect to the Sites as contemplated by Section 12.E.

      "Royalties Payment Agreement" means that certain agreement among Guarantor, Arby's and FFCA pursuant to which Guarantor shall agree to the extent provided therein to pay royalties payable under Article 3 of the License Agreements, which Royalties Payment Agreement shall be substantially in the form attached hereto as Exhibit J.

      "Securitization" means the securitization described in Section 17.Q.

      "Site" or "Sites" means those parcels of real estate or those leasehold interests in parcels of real estate described on the attached Exhibit A, as such exhibit shall be deemed supplemented as of each Closing to include the Site described in the corresponding Term Sheet or modified or supplemented to reflect Substitute Sites and Sites released under Section 5, all rights, privileges and appurtenances associated therewith, all buildings, fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate) and all Personal Property and Equipment, if applicable, located thereon. All Sites shall be located in the United States of America.

      "Site Specific Equipment Loan Amount" means, with respect to each Site, the original principal amount of the corresponding Equipment Note for such Site executed by Debtor and FFCA. The Site Specific Equipment Loan Amount shall not exceed Debtor's cost of the corresponding Equipment.




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



      "Site Specific Loan Amount" means, with respect to each Site, the original principal amount of the corresponding Note for such Site executed by Debtor and FFCA.

      "Substitute Documents" shall have the meaning set forth in Section 5.

      "Substitute Equipment" means the equipment located at a Substitute Site owned by Debtor and substituted for the Equipment located at a Site in accordance with the requirements of Section 5.

      "Substitute Site" means one or more parcels of real property or a leasehold interest in one or more parcels of real property substituted for a Site in accordance with the requirements of Section 5, all privileges and appurtenances associated therewith, all buildings, fixtures and improvements located thereon (whether or not affixed to such real estate) and all Personal Property and Equipment, if applicable, located thereon. For purposes of clarity, where two or more parcels of real property or leasehold interests in real property comprise a Substitute Site, such Sites shall be aggregated and deemed to constitute the Substitute Site for all purposes of this Agreement (except as provided in the proviso to Section 5.A(i)(b)(2)). All Substitute Sites shall be located in the United States of America.

      "Substitute  Site  Gross  Sales"  means,  with  respect  to  a  proposed
Substitute Site, for the applicable period, all sales net of promotional discounts, returns and refunds arising from the operation of an Arby's Restaurant or a Dual Concept at such Substitute Site during such period less sales tax or similar items from such operation and less sales of nonfood premium or promotional items not in excess of 5% of all sales at such Substitute Site during such period, if any.

      "Substitution Notice" has the meaning set forth in Section 5.A.

      "Tarpon Documents" means the promissory note delivered by Debtor to Acquisition Corporation, the deed of trust, security agreement, financing statement, fixture filing and assignment of rents and leases executed and delivered by Debtor to Acquisition Corporation, the equipment promissory note executed and delivered by Debtor to Acquisition Corporation, the equipment security agreement executed by Debtor and Acquisition Corporation, the collateral assignment of license agreement executed and delivered by Debtor to Acquisition Corporation and the unconditional guaranty of payment and performance executed and delivered by Guarantor to Acquisition Corporation, all dated as of June 18, 1996 and all with respect to the site located in Tarpon Springs, Florida more particularly described therein. The Tarpon Documents have all been assigned by Acquisition Corporation to FFCA.

      "Term Sheet" means, with respect to each Loan, the Term Sheet executed by Debtor and FFCA substantially in the form attached hereto as Exhibit K.

      "Title Company" means Lawyers Title Insurance Corporation, a Virginia corporation.



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                                      13

      "Transfer" has the meaning set forth in Section 10.G.

      "Treasury Rate" means the 10-year U.S. Treasury Note rate (with a maturity most closely approximating the applicable Note) as reported in the Western Edition of The Wall Street Journal on the third Business Day preceding the applicable Closing Date. In the event The Wall Street Journal ceases to publish the foregoing Treasury information, FFCA shall select an alternative publication, as approved by Debtor, which publishes comparable information most nearly approximating such information.

      "UCC-1 Financing Statements" means the UCC-1 Financing Statements executed by Debtor and FFCA and filed in the applicable state and county records. One or more UCC-1 Financing Statements will be executed and filed for each Equipment Security Agreement in the appropriate state and county offices.

      2.    Loan Terms.

      A. Loans. On the terms and subject to the conditions set forth in the Loan Documents, including, without limitation, the Loan Limitations, FFCA shall make the Loans to Debtor. Each Loan will provide long-term financing for the corresponding Site and Debtor may use the Loan proceeds for general corporate purposes. Each Loan will be evidenced by a Note and secured by a Deed of Trust. Debtor shall repay the Site Specific Loan Amount for each Loan together with interest thereon and all other sums accruing under the Loan Documents with respect to such Loan in accordance with the terms and conditions of the Loan Documents.

      B. Requests for Loans. Debtor shall deliver a Property Notice to FFCA when it desires FFCA to make a Loan. Upon receipt of the Property Notice, FFCA's in-house site review and valuation department will promptly inspect the proposed Site identified in the Property Notice, and review the information provided with respect to the proposed Equipment to be located thereon and the plans and budget concerning the improvements to be constructed thereon. After completing such review and inspection and upon approval of the proposed Site and proposed Equipment by FFCA's investment committee, FFCA shall promptly prepare and deliver to Debtor a proposed Term Sheet for the Loan which sets forth FFCA's proposed Committed Loan Amount for such Site. When FFCA and Debtor have agreed upon the provisions of such Term Sheet (including, without limitation, the Committed Loan Amount) and executed the Term Sheet, FFCA will order a title insurance commitment and phase I environmental report for the proposed Site and instruct its counsel to begin preparing the applicable Loan Documents. Each Loan and Equipment Loan shall close within 240 days after the execution and delivery by FFCA and Debtor of the corresponding Term Sheet (unless delayed by reasons not within Debtor's control).

      FFCA's obligation to loan an amount up to the Committed Loan Amount to Debtor shall be subject to the satisfaction of the conditions precedent and requirements set forth in this Agreement, including, without limitation, the Loan Limitations and the delivery of invoices and receipts pursuant to Section 12.B documenting and substantiating the actual out-of-pocket cost



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                                      14
of the improvements constructed at such Site (the "Construction Costs"). The Loan shall be advanced in immediately available funds on the corresponding Closing Date in an amount equal to the Committed Loan Amount; provided, however, if, as of such Closing Date, Debtor has not substantiated and documented all of the Construction Costs, the construction cost component of the Committed Loan Amount advanced to Debtor on the Closing Date shall only equal the Construction Costs for which Debtor has provided substantiation and documentation pursuant to Section 12.B. The balance of the Committed Loan Amount shall be advanced to Debtor in one supplemental disbursement (the "Supplemental Disbursement") within five Business Days after Debtor has provided FFCA with the remaining substantiation and documentation of the Construction Costs; provided, however, if, within 60 days after the Closing Date Debtor has not provided all of the required substantiation and documentation, FFCA shall only be obligated to advance such remaining portion of the construction cost component of the Committed Loan Amount for which Debtor has provided substantiation and documentation, which advance shall occur within five Business Days after the end of such 60-day period. As conditions precedent to FFCA's obligation to advance the Supplemental Disbursement, Debtor shall (i) execute and deliver to FFCA an amended and restated Note to include the amount of such Supplemental Disbursement in the principal amount of the Note, which amended and restated Note shall be otherwise identical to the original Note, (ii) execute and deliver such amendments to the other Loan Documents as FFCA shall reasonably require as a result of the Supplemental Disbursement, and (iii) cause Title Company to issue endorsements to FFCA's loan policy of title insurance with respect to the corresponding Site to increase the insured amount of such policy to reflect the Supplemental Disbursement and insure the continued first priority of FFCA's lien on such Site notwithstanding the execution and delivery by Debtor of the amended and restated Note. Debtor shall be solely responsible for the payment of all costs and expenses required to satisfy the foregoing conditions precedent, including, without limitation, FFCA's reasonable attorneys' fees and the title policy endorsement charges.

      If the Construction Costs exceed the construction cost component of the Committed Loan Amount, FFCA will lend Debtor up to 105% of the Committed Loan Amount, subject to the Loan Limitations and Debtor documenting and substantiating such Construction Costs as contemplated by Section 12.B. FFCA shall have no obligation to make Loans with respect to any proposed Sites identified in Property Notices delivered after September 30, 1997, nor shall FFCA be obligated to make Loans with respect to any Site for which the Property Notice is delivered to FFCA on or before September 30, 1997 but the conditions precedent to the corresponding Closing have not been satisfied on or before December 31, 1997. Notwithstanding the foregoing, in no event shall the portion of the Committed Loan Amount, as such Committed Loan Amount may be increased pursuant to this paragraph, allocated to the cost of the construction of the improvements exceed the Construction Costs.

      C. Base Interest. The unpaid principal amount of each Note will bear interest at the applicable Base Interest Rate. Principal and interest for each Note at the Base Interest Rate shall be payable in arrears in equal consecutive monthly installments commencing on the first day of the second month following the month in which the Closing of the Loan occurs, or the first Business Day preceding such date if such date is not a Business Day, and continuing on the first



01/514412.5
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



day of each month thereafter, or the first Business Day preceding such date if such date is not a Business Day, until maturity on the Maturity Date, at which time the then outstanding principal and unpaid accrued interest shall be due and payable. Debtor shall pay FFCA at the applicable Closing interest for the corresponding Note at the Base Interest Rate accruing for the period of time from the Closing Date through the last day in the month during which the Closing occurs.

      D. Prepayment. Except for (i) prepayments that are permitted or required under the Deeds of Trust (relating to certain casualty and condemnation events and certain Transfers of Personal Property) and (ii) prepayments that are permitted pursuant to the Deed of Trust or contemplated by the terms of the Loan Documents with respect to the maintenance of the required Fixed Charge Coverage Ratio for the Site covered thereby, each Note may not be prepaid in full or in part prior to the tenth anniversary of the Closing Date for such Note. From and after such tenth anniversary, and provided there is no continuing Event of Default under the Loan Documents after giving effect to prepayments permitted by the Deed of Trust or contemplated by the terms of the Loan Documents with respect to maintenance of the required Fixed Charge Coverage Ratio for the Site covered thereby, Debtor may prepay the outstanding principal balance of one or more Notes in full or, pursuant to the Deed of Trust or contemplated by the terms of the Loan Documents with respect to maintenance of the required Fixed Charge Coverage Ratio for the Site covered thereby or as permitted or required under the Deeds of Trust (relating to certain casualty and condemnation events and certain Transfers of Personal Property), in part (but only with respect to the Notes corresponding to the affected Sites), without premium or penalty. Except as otherwise contemplated by the Deeds of Trust in the case of casualty or condemnation, Debtor shall provide FFCA with notice of its intention to prepay any Note, and any such prepayment shall occur and be due and payable on the first day of the next calendar month after such notice, or the first Business Day preceding such date if such date is not a Business Day; provided that during such period no Event of Default under Section 13(a)(7) shall be deemed to have occurred if such prepayment, when made, shall cure such default. With any prepayment of the outstanding principal balance of a Note, Debtor shall pay all accrued but unpaid interest thereon through the date of prepayment and all other amounts due and unpaid under the Loan Documents. Upon a partial prepayment of a Note,
(i) the amount prepaid shall be applied to the outstanding indebtedness under the Note and (ii) the remaining indebtedness under the Note shall be reamortized over the remaining term of the Note. Upon prepayment of a Note in full, FFCA will release or cause to be released, the corresponding Guaranty and the Liens created by the Deed of Trust and all other Loan Documents encumbering the Site corresponding to such Note, and promptly deliver documents, including, without limitation, UCC-3 termination statements, reasonably requested by Debtor to effect such release.

      Debtor acknowledges that the making of the Loan by FFCA at the interest rate and on the other terms set forth in this Section 2 is sufficient consideration for the inclusion of the provisions in this Section 2 and FFCA would not make the Loan on the terms set forth herein without the inclusion of such provisions. Debtor also acknowledges that the provisions of this Section 2 limiting the right of prepayment were independently negotiated and bargained for, and constitute a specific, material part of the consideration given by Debtor to FFCA for making the



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



Loan. Furthermore, Debtor acknowledges that FFCA is making the Loan in consideration of FFCA's receipt of all interest and other payments bargained for in the Loan Documents, and if the Loan is paid in whole or in part in any manner other than as provided in this Section 2 prior to the time Debtor is permitted to prepay, FFCA will not receive all of such bargained-for interest and other payments and may incur additional costs.

      E. Limitation on Payment. The scheduled annual payments of principal and interest pursuant to each Note shall not exceed 18% of the applicable Site Specific Loan Amount as reduced by permitted prepayments (but not the applicable Site Specific Equipment Loan Amount), provided that such maximum amount shall be appropriately prorated with respect to any partial Loan Year. Notwithstanding the foregoing, nothing in this subsection is intended to limit the payment obligations of Debtor as a result of an Event of Default.

      3.    Equipment Loan Terms.

      A. Equipment Loan. On the terms and subject to the conditions set forth in the Loan Documents, including, without limitation, the Loan Limitations, FFCA shall loan Debtor the Equipment Loan Amount. Each Equipment Loan will provide financing for the acquisition of the corresponding Equipment and for no other purpose whatsoever. Each Equipment Loan will be evidenced by an Equipment Note and secured by an Equipment Security Agreement. Debtor shall pay the Site Specific Equipment Loan Amount for each Equipment Loan together with interest thereon and all other sums accruing under the Equipment Loan Documents in accordance with the terms and conditions of the Equipment Loan Documents. The Site Specific Equipment Loan Amount with respect to each Equipment Loan shall be advanced in a single-funding either at the time of the corresponding Closing of the corresponding Site Specific Loan Amount or the corresponding Supplemental Disbursement in immediately available funds. Debtor shall notify FFCA at least ten days prior to the corresponding Closing if Debtor desires FFCA to fund the Equipment Loan at the time of the corresponding Closing. In the absence of such notice, such Equipment Loan shall be funded at the time of the Supplemental Disbursement. In addition to all other requirements set forth in this Agreement, FFCA's obligation to fund each Equipment Loan shall be subject to the satisfaction of the requirements set forth in Section 2.B with respect to the corresponding Loan and Debtor substantiating the cost of the Equipment as contemplated by Section 12.B.

      B. Base Interest. The unpaid principal amount of each Equipment Note will bear interest at the Base Interest Rate. Principal and interest at the Base Interest Rate shall be payable in arrears in equal consecutive monthly installments commencing on the first day of the second month following the month in which the Closing Date of the Equipment Loan occurs, or the first Business Day preceding such date if such date is not a Business Day, and continuing on the first day of each month thereafter, or the first Business Day preceding such date if such date is not a Business Day, until maturity on the seventh anniversary of the Closing Date for such Equipment Note, at which time the outstanding principal and unpaid accrued interest shall be due and payable. Debtor shall pay FFCA at the applicable Closing interest for the



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corresponding Equipment Note at the Base Interest Rate accruing for the period of time from the Closing Date through the last day in the month during which the Closing occurs.

      C. Prepayment. Each Equipment Note may not be prepaid except as permitted or required under the corresponding Equipment Security Agreement (relating to certain casualty and condemnation events and certain Transfers of Equipment). Upon a partial prepayment of an Equipment Note, the amount prepaid shall be applied to the outstanding indebtedness under the Equipment Note and the remaining amount due under the Equipment Note shall be reamortized over the remaining term of the Equipment Note. Upon a prepayment of an Equipment
Note in full, FFCA will release or cause to be released the corresponding Guaranty (but only with respect to such Equipment Note) and the lien created under the Deed of Trust, the Equipment Security Agreement and all other Loan Documents encumbering the Equipment corresponding to such Equipment Note, and promptly deliver documents, including, without limitation, UCC-3 termination statements, reasonably requested by Debtor to effect such release. Debtor acknowledges that the making of each Equipment Loan by FFCA at the interest rate and on the other terms set forth in this Section 3 is sufficient consideration for the inclusion of the provisions in this Section 3 and FFCA would not make such Equipment Loans on the terms set forth herein without the inclusion of such provisions. Debtor also acknowledges that the provisions of this Section 3 limiting the right of prepayment were independently negotiated and bargained for, and constitute a specific, material part of the consideration given by Debtor to FFCA for making the Equipment Loans. Furthermore, Debtor acknowledges that FFCA is making the Equipment Loans in consideration of FFCA's receipt of all interest and other payments bargained for in the Equipment Loan Documents, and if any Equipment Loan is paid in whole or in part in any manner other than as provided in this Section 3 prior to the applicable Equipment Maturity Date, FFCA will not receive all of such bargained-for interest and other payments and may incur additional costs.

      4.    Limitation on Loan Amounts; Payments.

      A. Limitation on Loan Amounts. Notwithstanding FFCA's agreement to make the Loans and the Equipment Loans, the sum of the Loan Amount and the corresponding Equipment Loan Amount for each Site shall not exceed $1,100,000.00 (the "Site Loan Limitation"), and the sum of the aggregate Loan Amounts and aggregate Equipment Loan Amounts shall not exceed $26,196,211.00 (the "Aggregate Limitation"). The Site Limitation and the Aggregate Limitation are referred to collectively herein as the "Loan Limitations."

      B. Taxes. All payments of principal and interest due hereunder shall be made free and clear of, and without deduction for, or on account of, any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by the Debtor, excluding (i) income and franchise taxes imposed on FFCA (A) by the jurisdictions under the laws of which FFCA is organized and in which it has its principal executive office, or by any political subdivision or taxing authority thereof or therein or (B) by any other jurisdiction, or political subdivision or taxing authority thereof or therein, other than those imposed by reason of the activities of Debtor in such jurisdiction, (ii) any taxes of the United States of America or


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any  political  subdivision  thereof  imposed by means of  withholding  at the source, and (iii) any transfer, stamp, recording or documentary taxes resulting from a transfer by FFCA of all or any portion of its interest in the
Loan  Documents  (all  such   non-excluded   taxes  and  other  charges  being
hereinafter referred to as "Non-Excluded Taxes"). If Debtor shall be required by law to deduct any Non-Excluded Taxes from or in respect of any principal or interest due hereunder, the sum payable shall be increased as may be necessary so that after making all required deductions FFCA receives an amount, after taking account of all taxes and other charges payable with respect to such additional amount, equal to the sum it would have received had no such deductions been made. Notwithstanding the foregoing provisions of this Section, Debtor shall have no obligation to make any greater payment under this Section to or with respect to any assignee or transferee than it would have been obligated to make to or with respect to FFCA with respect to the rights assigned or transferred. To the extent that the Debtor pays sums pursuant to this Section and FFCA receives a refund of any or all of such sums, such refund shall be applied to reduce any amounts then due and owing under the Loan Documents or, to the extent that no amounts are due and owing under the Loan Documents at the time such refunds are received, FFCA shall promptly pay over all such refunded sums to the Debtor. To the extent that the Debtor is required by law to make any such excess payments to any taxing authority with respect to any transferee or assignee, then notwithstanding any other provision of the Loan Documents, the Debtor shall be permitted to set off the amount of such excess payment against amounts otherwise payable under the Loan Documents to such assignee or transferee or, to the extent that no amounts are due and owing under the Loan Documents at such time, such transferee or assignee shall indemnify the Debtor for the full amount of such excess payments.

      C. Method of Payment. All payments of principal and interest and other sums due under the Loan Documents shall be made by wire transfer of immediately available funds to the following account: Norwest Bank Minneapolis, N.A., ABA # 091000019, Minneapolis, Minnesota, Beneficiary Bank:
Norwest Bank Illinois, Peoria, Illinois, Beneficiary Name: FFCA Mortgage Corporation, Beneficiary Account: 5200531022, or as FFCA may otherwise notify Debtor in writing.

      D. Release and Amendment Costs. Debtor shall be solely responsible for the payment of all Release and Amendment Costs at or prior to the delivery by FFCA of the applicable release documents in connection with any prepayment of any Loan or Equipment Loan or Transfers.



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      5.    Substitution and Defeasance.

      A.    Substitution.

            (i) Conditions. Debtor may from time to time obtain a release of a Site and the Equipment located at the Site by substituting a Substitute Site and Substitute Equipment for the Site and the Equipment located at the Site, subject to the restrictions set forth in Section 5.C and the fulfillment of the following conditions:

                  (a) Debtor  shall  provide FFCA with notice at least 45 days before the proposed date of such substitution (the "Substitution Notice"); provided, however, such Substitution Notice may not be delivered more than 90 days before the date proposed in such Substitution Notice for the substitution;

                  (b) Debtor must provide for the substitution of a Substitute
            Site and Substitute Equipment if the Site to be replaced includes Equipment, and the proposed Substitute Site and Substitute Equipment must:

                        (1) be an Arby's Restaurant or Dual Concept,  in  good
                  condition and repair, ordinary wear and tear excepted;

                        (2) have generated, for the 12 months immediately preceding the proposed substitution date, Substitute Site Gross Sales equal to or greater than Gross Sales for the Site to be replaced by such Substitute Site for such period; provided, however, for purposes of calculating Substitute Site Gross Sales, if the proposed Substitute Site has been operated for:

                              (x) less than three months immediately preceding
                        the proposed substitution date, the Substitute Site Gross Sales shall be an amount equal to the annualized Substitute Site Gross Sales for such period that the Substitute Site has been operated, minus 20% of such annualized amount; and

                              (y) less  than 12 months  immediately  preceding
                        the proposed substitution date, but more than three months, the Substitute Site Gross Sales shall be an amount equal to the annualized Substitute Site Gross Sales for such period that the Substitute Site has been operated;

            provided, however, that, in the case where two or more Sites comprise the Substitute Site, Substitute Site Gross Sales shall be determined pursuant to this subsection (2) separately for each constituent Site and the Substitute Site Gross Sales shall equal the sum of such amounts;




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                        (3) be owned by and vested in Debtor,  or Debtor shall
                  have a valid leasehold estate in the land, and own the improvements and buildings located thereon, free and clear of all Liens, except Permitted Exceptions (the "Substitute Site Permitted Exceptions") and except to the extent Debtor owns or leases personal property in lieu of the Substitute Equipment provided such property is subject to a purchase money security interest or other Lien in favor of, or lease with, a third-party;

                        (4) if the  proposed  Substitute  Site is subject to a
                  ground lease, the ground lease shall provide for an initial term which is at least equal in duration to the remaining term of the Note relating to the Site to be replaced and otherwise in form and substance reasonably acceptable to FFCA or following the Securitization, the master or special servicer (provided that the consent of security holders in the Securitization is not required). Furthermore, Debtor shall provide FFCA with an estoppel certificate and consent from the ground lessor in form and substance reasonably satisfactory to FFCA, or following the Securitization, the master or special servicer (provided that the consent of security holders in the Securitization is not required), which estoppel certificate and consent shall include, without limitation, ground lessor's consent to FFCA's first priority lien pursuant to the Site Specific Documents (as defined in the Deed of Trust for such proposed Substitute
                  Site) on Debtor's leasehold interest in the land which is the subject of the ground lease.

                  (c) Debtor shall have  reimbursed  FFCA,  in addition to all other Costs applicable to the proposed substitution, for FFCA's third-party and/or in-house site inspectors' costs and expenses with respect to the proposed Substitute Site and Substitute Equipment (which, if FFCA's in-house site inspectors are utilized, is estimated to cost approximately $600.00 for each proposed Substitute Site);

                  (d) FFCA shall have  received  (1) UCC  financing  statement searches which establish FFCA's first priority lien upon and security interest in the proposed Substitute Equipment, subject only to the Substitute Site Permitted Exceptions (except with respect to proposed Substitute Equipment owned or leased by Debtor described above) and (2) a preliminary title report and irrevocable commitment (subject only to payment of premium) to insure title by means of a mortgagee's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where the proposed Substitute Site is located) for such proposed Substitute Site issued by a Title Company showing good and marketable title in Debtor and committing to insure FFCA's first priority lien upon and security interest in the proposed Substitute Site, subject only to the Substitute Site Permitted Exceptions and containing endorsements substantially comparable to those required by FFCA at



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            the Closing);  provided,  however,  with respect to those proposed
            Substitute  Sites  which are subject to ground  leases,  the title
            commitment   shall   show  good  and   marketable   title  in  the
            improvements located at the proposed Substitute Site in Debtor and in the land thereunder in the ground lessor named in the ground lease, without exception for Liens encumbering such land (other than Permitted Exceptions and Liens for indebtedness which has been repaid but not released from the real property records and which Title Company has agreed to insure over or not take exception to in FFCA's title policy) unless FFCA has been provided with nondisturbance agreements from the holders of such Liens in form and substance reasonably satisfactory to FFCA or, following the Securitization, the master or special servicer, and such title
            commitment   shall   provide  for  Title   Company's   irrevocable
            commitment (subject only to payment of premium) to insure pursuant to the policy described above FFCA's first priority lien upon and security interest in such improvements and Debtor's leasehold interest in such land;

                  (e) FFCA shall have  received a current  ALTA survey of such proposed Substitute Site, the form of which shall be comparable to those received by FFCA at the Closing and sufficient to cause the standard survey exceptions set forth in the title policy referred to in the preceding subsection to be deleted;

                  (f) FFCA shall have received a Phase I environmental  report with respect to such proposed Substitute Site, the scope of which shall conform to the then customary standards for lenders making loans secured by commercial real estate, which shall conclude that there is no Environmental Condition affecting the proposed Substitute Site which is likely to have a Material Adverse Effect;

                  (g) the financial  condition of the proposed Substitute Site and Substitute Equipment, as certified by the chief financial officer of Debtor, to the best of his knowledge, after reasonably diligent inquiry, must be such that, if such substitution occurs, there will be, on a pro forma basis, no reduction or diminution in the Fixed Charge Coverage Ratio from the Fixed Charge Coverage Ratio as of the date immediately preceding the substitution;

                  (h) Debtor shall deliver, or cause to be delivered, an opinion of Debtor's Counsel and FFCA shall have received an opinion of FFCA's Counsel, each in form and substance comparable to those received at Closing (but also addressing such matters unique to the Substitute Site or Substitute Equipment as may be reasonably required by (i) FFCA, or (ii) following the Securitization, the master or special servicer, provided that the consent of the security holders in the Securitization is not required) and issued by counsel reasonably approved by FFCA or the master or special servicer (provided that the consent of the security holders in the Securitization is not required), as applicable;




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                  (i) there  shall be no  continuing  Event of  Default  after giving effect to such substitution; provided, however, such requirement shall not preclude a substitution permitted by Section 13(d);

                  (j) Debtor,  Arby's and  Guarantor  shall have executed such documents as are comparable to the Royalties Payment Agreement, the License Agreement and the security documents executed and delivered at Closing, as applicable (but with such revisions as may be reasonably required to address matters unique to the Substitute Site and Substitute Equipment by (i) FFCA, or (ii) following the Securitization, the master or special servicer, provided the consent of the security holders is not required), or amendments to such documents, including, without limitation, a Deed of Trust, an Equipment Security Agreement, Collateral Assignments, Collateral Assignment of License Agreement, a Guaranty and UCC-1 Financing Statements (the "Substitute Documents"), to provide FFCA with a first priority lien on the proposed Substitute Site (or with respect to proposed Substitute Sites subject to ground leases, a first priority lien on the improvements located at such proposed Substitute Site and Debtor's leasehold interest in the land thereunder) and Substitute
            Equipment,   subject  only  to  the   Substitute   Site  Permitted
            Exceptions, and all other rights, remedies and benefits with respect to the proposed Substitute Site and Substitute Equipment which FFCA holds in the Site and Equipment to be replaced, all of which documents shall be in form and substance reasonably satisfactory to (i) FFCA, or (ii) following the Securitization, the master or special servicer, provided the consent of the security holders is not required);

                  (k) the  representations  and  warranties  set  forth in the
            Substitute Documents and Section 10 of this Agreement applicable to the proposed Substitute Site and Substitute Equipment shall be true and correct in all material respects as of the date of substitution (with appropriate modifications consistent with the foregoing provisions of this Section to reflect proposed Substitute Sites subject to ground leases), and Debtor shall have delivered to FFCA an officer's certificate certifying to that effect to such officer's knowledge; and

                  (l) Debtor  shall have  delivered  to FFCA  certificates  of insurance showing that insurance required by the Substitute Documents is in full force and effect.

            FFCA or, following the Securitization, the master or special servicer, shall order the UCC financing statement searches, title commitment, ALTA survey and Phase I environmental report described in subsections (d), (e) and (f) above within five Business Days of Debtor's Substitution Notice of the proposed substitution, and, upon receipt of such items, FFCA agrees to use reasonable diligence in completing its review and analysis of the proposed Substitute Site and Substitute Equipment.




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            FFCA and  Debtor  agree  that  if,  pursuant  to the  terms of the proposed  Securitization,  the  consent of the  security  holders in the
      Securitization   would  be   required   with   respect  to  any  of  the
      determinations described in this subsection 5.A, FFCA and Debtor shall negotiate in good faith prior to the closing of the Securitization to agree upon objective standards with respect to such determinations so that the consent of such security holders will not be required.

            (ii) Effect of Substitution. Upon satisfaction of the foregoing conditions with respect to the release of a Site:

                  (a) the  proposed  Substitute  Site  shall be deemed substi-
            tuted for the Site to be replaced;

                  (b) the Site Specific Loan Amount for the Substitute Site shall be the same as for the replaced Site;

                  (c) the Substitute Site shall be referred to herein as a "Site" and included within the definition of "Sites";

                  (d) the proposed Substitute Equipment shall be deemed sub-stituted for the Equipment to be replaced;

                  (e) the Site Specific Equipment Loan Amount for the Sub-stitute Equipment shall be the same as for the replaced Equipment;

                  (f) the Substitute Equipment shall be referred to herein as the "Equipment";

                  (g) the Substitute Documents shall be dated as of the date of the substitution; and

                  (h) FFCA will release, or cause to be released, the corresponding Guaranty and the lien of the Deed of Trust encumbering the replaced Site and the lien of the Equipment Security Agreement encumbering the replaced Equipment, the Collateral Assignments, the Collateral Assignment of License Agreement, and all other Liens granted by Debtor in favor of FFCA pursuant to the Loan Documents with respect to such Site and Equipment and promptly deliver documents, including, without limitation, UCC-3 termination statements, reasonably requested by Debtor to effect such release. The replaced Site shall no longer be deemed a Site and the Equipment related thereto, if any, shall no longer be deemed to be Equipment for any and all purposes of the Loan Documents.

     B. Defeasance. Debtor may cause one or more Sites to be released from the lien of the applicable Deed(s) of Trust, Equipment Security Agreement(s), UCC-1 Financing

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Statement(s)  and all other Liens  granted by Debtor in favor of FFCA pursuant to the Loan Documents by defeasing both the Notes and Equipment Notes with respect to such Sites, subject to the restriction set forth in subsection 5.C below and fulfillment of the following conditions:

            (i) Debtor shall have notified FFCA of its intent to defease such Notes and Equipment Notes pursuant to this subsection no less than 20 days before such intended defeasance (which defeasance must occur on a regularly scheduled payment date under such Notes and Equipment Notes);

            (ii) Debtor shall have delivered or caused to have been delivered to the Defeasance Account Institution the Defeasance Amount for deposit into the Defeasance Account;

            (iii) there shall be no continuing Event of Default after giving effect to such defeasance; provided, however, such requirement shall not preclude a defeasance permitted by Section 13(d);

            (iv) the Defeasance Amount consisting of Eligible Investments shall have been registered in the name of FFCA or the holders of the Notes being defeased;

            (v) Debtor shall have delivered or caused to be delivered to FFCA an officer's certificate dated as of the date of such delivery that sets forth the aggregate face amount or unpaid principal amount, interest rate and maturity of the Defeasance Amount consisting of Eligible Investments, and certifies that to the best of such officer's knowledge, after reasonably diligent inquiry:

                  (1) immediately prior to the deposit of such Eligible Investments into the Defeasance Account, Debtor owns the Defeasance Amount free and clear of all Liens and Debtor has full power and authority to make the irrevocable transfer into the Defeasance Account for the sole benefit of the holder of the Notes and Equipment Notes being defeased;

                  (2) such Defeasance Amount consists solely of Eligible Investments and/or cash; and

                  (3) the defeasance contemplated hereby will not give rise to an Event of Default;

            (vi) Debtor shall have delivered or caused to be delivered to FFCA an opinion of Debtor's Counsel addressed to FFCA and dated as of the date of delivery (A) to the effect that the Defeasance Amount has been duly and validly delivered to the Defeasance Account Institution in accordance with the provisions of this Section 5.B, and (B) with respect to such other matters as are (i) reasonably required by FFCA, or (ii) following the Securitization, customary in similar transactions;



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            (vii)  Debtor  shall have  delivered  or caused to be delivered to
      FFCA a  calculation  from  Debtor's  chief  financial  officer  or chief accounting officer or a nationally recognized firm of independent certified public accountants, verifying that the cash and Eligible Investments to be deposited in the Defeasance Account have scheduled cash flows in sufficient amounts so as to pay when due all payments relating to the Notes and the Equipment Notes; provided, however, if such calculation is certified by Debtor's chief financial officer or chief accounting officer, the requirement set forth in this subsection shall not be deemed satisfied if FFCA shall have disapproved such calculation by delivering a notice to Debtor within 20 days after FFCA's
      receipt  of  Debtor's  calculation   containing  the  calculation  of  a
      nationally recognized firm of certified public accountants engaged by FFCA which concludes that the cash and Eligible Investments to be deposited in the Defeasance Account do not have scheduled cash flows in sufficient amounts so as to pay when due all payments relating to the Notes and the Equipment Notes; and

            (viii) Debtor must defease both the Note and the corresponding Equipment Note for each Site for which Debtor has notified FFCA of its intention to defease.

      Promptly upon the satisfaction of the conditions set forth herein with respect to the defeasance of a Note and the corresponding Equipment Note, if any, FFCA will release, or cause to be released, the Guaranty corresponding to the Site and the lien of the Deed of Trust, the Equipment Security Agreement, the Collateral Assignments, the Collateral Assignment of License Agreement, and the UCC-1 Financing Statement encumbering the Site corresponding to such Note and Equipment Note and all other Liens granted by Debtor in favor of FFCA pursuant to the Loan Documents with respect to such Site and deliver documents, including, without limitation, UCC-3 termination statements, reasonably requested by Debtor to effect such release and thereafter such Site and Equipment shall no longer be deemed a Site and Equipment for any and all purposes of the Loan Documents; provided, however, in no event shall the delivery of the Defeasance Amount cause Debtor to be released from its obligations to make payments of principal and interest on the Notes and the Equipment Notes, or from any other obligation under any other Loan Document with respect to the remaining Sites.

      The Defeasance Amount will be held and disbursed by the Defeasance Account Institution to the holders of the Notes and Equipment Notes being defeased as follows:

            (i) on each date principal and interest under each Note and Equipment Note being defeased is due, the Defeasance Account Institution shall disburse to the holders of the Notes and Equipment Notes being defeased such portion of the Defeasance Amount as is required to make such payments of principal and interest, and the holders of the Notes and Equipment Notes being defeased shall apply such disbursement accordingly; and

            (ii) on the tenth anniversary of the Closing Date of each Note being defeased and the seventh anniversary of the Closing Date of each Equipment Note being defeased,



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      the Defeasance Account Institution shall disburse to the holders of such
      Notes and Equipment Notes, as the case may be, such portion of the Defeasance Amount required to prepay 100% of the outstanding principal balance under such Notes and Equipment Notes through and including, and accrued interest thereon to, the applicable tenth anniversary of the Closing Date with respect to each such Note and the applicable seventh anniversary of the Closing Date with respect to each such Equipment Note, and the holders of the Notes and Equipment Notes being defeased shall apply such disbursement accordingly.

      Promptly upon disbursement of the Defeasance Amount as is equivalent to that amount as set forth above so as to pay the Notes and the Equipment Notes being defeased in full, the Notes and Equipment Notes being defeased shall be marked cancelled and returned to Debtor and, provided there shall be no continuing Event of Default, all amounts remaining in the Defeasance Account, if any, with respect to the Notes and the Equipment Notes being defeased shall promptly be returned to Debtor. All income accrued on Defeasance Amounts for federal, state and local income tax purposes shall be reported by Debtor in its income tax return. FFCA and the holders of the Notes and Equipment Notes shall not in any way be held liable by reason of any insufficiency in the Defeasance Account.

      C. Limitation on Substitution and Defeasance. (i) Debtor shall have the right to substitute or defease pursuant to this Section 5, determined in the aggregate at any point in time, 20% of the Sites for which Loans have been closed pursuant to this Agreement and the ARHC Loan Agreement (regardless of whether any of such Sites have been released pursuant to Section 5), in each case together with Equipment Loans for such Sites. For purposes of the immediately preceding sentence, Sites shall mean, collectively, the Sites as defined in this Agreement and the ARHC Loan Agreement.

      (ii) Prior to a Securitization involving a Loan and an Equipment Loan, Debtor shall have the right to defease, pursuant to this Section 5, such Loan and Equipment Loan. Debtor shall not be permitted to defease, pursuant to this
Section 5, the Loans or Equipment Loans included in a Securitization for a period of two (2) years following the date of the closing of such Securitization.

      (iii) Prior to a Securitization involving a Loan and an Equipment Loan, FFCA may test the Sites for the Fixed Charge Coverage Ratio covenant in accordance with this Agreement. FFCA shall not be permitted to test the Sites securing the Loans or Equipment Loans included in a Securitization for the Fixed Charge Coverage Ratio covenant for a period of two (2) years following the date of the closing of such Securitization.

     D. Costs. Debtor shall be solely responsible for the payment of all Costs relating to the transactions contemplated by this Section 5 (including the transactions exercised pursuant to Sections 13(d) and (e)) at or prior to the closing of such transactions (and regardless of whether the closing occurs but excluding the costs of the accounting firm engaged under Section 5.B(vii)).



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      6. Closing;  Escrow Agent.  The Closing of each Loan and Equipment  Loan shall be consummated upon satisfaction of all of the terms and conditions contained in this Agreement with respect to each Loan and the related Equipment Loan and in accordance with the following requirements:

            (i) The Closing shall occur at such location as is mutually agreed to by the parties. Prior to the Closing Date, the parties hereto shall deposit with the Title Company all documents and moneys necessary to comply with their obligations under this Agreement. The Title Company shall not cause the Loan to close unless and until it has received written instructions from FFCA and Debtor to do so. All reasonable costs of negotiating and preparing the Loan Documents with respect to such Loan and arising in connection with the Closing shall be borne by Debtor, including, without limitation, all premiums, search charges, attorney review charges, endorsements and other costs associated with the issuance of the title insurance policies contemplated by this Agreement, attorneys' fees of Debtor (including Debtor's Counsel), reasonable attorneys' fees of FFCA (including FFCA's Counsel), the cost of the surveys, the costs of appraisals, stamp taxes, transfer fees, escrow and recording fees, and the actual and reasonable out-of-pocket expenses incurred by or on behalf of FFCA, in connection with the due diligence and site review (which, if FFCA's in-house site inspectors are utilized instead of using appraisals, is estimated to cost approximately $600.00 per Site). All real and personal property and other applicable taxes and assessments and other charges relating to the Site which are due and payable on or prior to the Closing Date, as well as such taxes and assessments due and payable subsequent to the Closing Date but which Title Company requires to be paid at Closing as a condition to the issuance of a title insurance policy described in Section 12.C, shall be paid by Debtor at or prior to the Closing. The closing documents shall be dated as of the Closing Date.

            (ii) Debtor and FFCA hereby employ the Title Company to act as escrow agent in connection with the Closing. The Title Company shall not be authorized to disburse any funds received by it from Debtor or FFCA, or to record or deliver any documents deposited with it by or on behalf of either Debtor or FFCA, without the joint written instructions of Debtor and FFCA, and each of the following terms and conditions of this Section are limited by such qualification; provided, however, the preceding limitation shall not restrict the Title Company's right, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of Debtor and FFCA or to interplead such documents and/or funds in an action brought in any such court. Debtor and FFCA will deliver to the Title Company all documents, pay to the Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of the Title Company, to enable the Title Company to comply herewith and to enable any title insurance policy provided for herein to be issued, all with respect to such of the Sites for which FFCA has requested that the Title Company provide title insurance



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      services,  including,  without limitation, the gap indemnities described in Section 12.F. Debtor will pay all charges payable by it to the Title Company. The Title Company is authorized to pay, from any funds held by it for FFCA's or Debtor's respective credit all amounts necessary to procure the delivery of such documents and to pay, on behalf of FFCA and Debtor, all charges and obligations payable by them, respectively.
      Deposit by the Title Company of such documents and funds, after deducting therefrom its charges and its out-of-pocket expenses and reasonable attorneys' fees incurred in connection with any such court action, shall relieve the Title Company of all further liability and responsibility for such documents and funds. The Title Company's receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of the Title Company's agreement to be bound by the terms and conditions of this Agreement pertaining to the Title Company. Upon Closing, disbursement of funds by the Title Company shall be made by wire transfer of immediately available funds pursuant to wiring instructions provided in writing by the Persons entitled to receive such funds. All funds deposited by Debtor and FFCA with the Title Company shall be made by wire transfer. The Title Company is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with the Sites, concerning the amount of such charge or assessment or the amount secured by such lien without liability or responsibility for the accuracy of such statement. The employment of the Title Company as escrow agent shall not affect any rights of subrogation under the terms of any title insurance policy issued pursuant to the provisions thereof.

      7. Fee. Debtor has paid FFCA $250,000 toward the portion of the Fee payable pursuant to the Forward Commitment with respect to each Loan and Equipment Loan, which sum was deemed earned upon FFCA's receipt and, except as set forth in this Section, is nonrefundable. Debtor shall pay FFCA the portion of the Fee payable with respect to each Loan and Equipment Loan at the time of each Closing; provided, however, Debtor shall receive a credit at each such Closing for a proportionate part (based on the ratio of the principal amount of the applicable Loan and Equipment Loan to $50,000,000) of the $250,000 portion of the Fee paid pursuant to the Forward Commitment at the Initial Closing. The remaining portion of the Fee paid by Debtor to FFCA at the time of each Closing shall be deemed earned at such time.

      If Debtor has delivered Property Notices with respect to at least $50,000,000.00 aggregate principal amount of Loans pursuant to this Agreement, the ARDC Amended Loan Agreement and the ARHC Loan Agreement during the period commencing as of the date of the ARHC Loan Agreement and ending on September 30, 1997 (the "Commitment Period"), and FFCA makes Loans during the Commitment Period pursuant to this Agreement, the ARDC Amended Loan Agreement and the ARHC Loan Agreement in an aggregate principal amount of less than $50,000,000, FFCA shall promptly refund to Debtor, without duplication, a proportionate part of the $250,000 portion of the Fee paid pursuant to the Forward Commitment at the Initial Closing.




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      8.  Representations  and  Warranties of FFCA.  The  representations  and warranties of FFCA contained in this Section are being made by FFCA to induce Debtor to enter into this Agreement and consummate each of the Loans, and Debtor has relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and each Closing. FFCA represents and warrants to Debtor as of the date of this Agreement and each Closing as follows:

            A. Organization of FFCA. FFCA is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is qualified as a foreign corporation to do business in any jurisdiction where such qualification is required and in which the failure so to qualify would have a material adverse effect on the business, financial condition or operations of FFCA. All necessary corporate action has been taken on the part of FFCA to authorize the execution, delivery and performance by FFCA of this Agreement and of the other documents, instruments and agreements provided for herein.

            B. Authority of FFCA. The persons who have executed the Loan Documents on behalf of FFCA are duly authorized to do so.

            C. Enforceability. Upon execution by FFCA (assuming the due execution by Debtor), this Agreement shall constitute the legal, valid and binding obligation of FFCA, enforceable against FFCA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

            D. Consent. The execution, delivery and performance by FFCA of this Agreement will not require any consent or approval of or notice to or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      9. Representations and Warranties of Debtor. The representations and warranties of Debtor contained in this Section are being made to induce FFCA to enter into this Agreement and consummate the transactions contemplated herein, and FFCA has relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and each Closing. Debtor represents and warrants to FFCA as of (i) the date of this Agreement with respect to Debtor and, as applicable, the Sites for which Loans and Equipment Loans are made as of the date of this Agreement, and (ii) on each Closing Date with respect to Debtor and, as applicable, the Sites being financed on such Closing Date (all references to "Site(s)" contained in this Section 9 shall be deemed to refer only to such Site(s)), as follows:

            A. Organization and Authority of Debtor. (i) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in any jurisdiction where such qualification is required and in which the failure so to qualify would have a Material Adverse Effect.


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      All  necessary  action has been taken on the part of Debtor to authorize the execution, delivery and performance by Debtor of this Agreement and of the other documents, instruments and agreements provided for herein.

            (ii) The persons who have executed the Loan Documents, all other documents, instruments and agreements provided for herein and all ground leases for Sites on behalf of Debtor are duly authorized to do so.

            B. Enforceability of Documents. Upon execution by Debtor (assuming due execution by the other parties thereto), this Agreement, the other Loan Documents, all other documents, instruments and agreements provided for herein and all ground leases for Sites shall constitute the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

            C. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of Debtor's knowledge, threatened against or involving Debtor, the Sites or the Equipment before any court, arbitrator, or administrative or governmental body which are reasonably likely to have a Material Adverse Effect.

            D. Absence of Breaches or Defaults. Debtor is not, and the authorization, execution, delivery and performance of this Agreement, the other Loan Documents, all other documents, instruments and agreements provided for herein and all ground leases for Sites will not result, in any breach or default under any other document, instrument or agreement to which Debtor is a party or by which Debtor, Sites or Equipment is subject or bound, except as would not have a Material Adverse Effect. The authorization, execution, delivery and performance of this Agreement, the other Loan Documents, all other documents, instruments and agreements provided for herein and all ground leases for Sites will not result in a violation of any applicable law, statute, regulation, rule, ordinance, code, rule or order, except as would not have a Material Adverse Effect and except with respect to licenses and permits currently held by Arby's that relate to the operation of the Sites as Arby's Restaurants. Debtor shall obtain such consents and approvals as soon as reasonably practical after each Closing Date and shall provide FFCA with evidence of such consents and approvals promptly after receipt.

            E. Utilities. Except as would not have a Material Adverse Effect, each Site is served by sufficient public utilities to permit the full utilization of such Site as an Arby's Restaurant and all utility connection fees and use charges have been paid in full.

            F. Compliance With Laws. Debtor has received no written notice and has no knowledge that each Site does not comply with all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of any governmental agencies,


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      departments,  commissions,  bureaus,  boards or instrumentalities of the
      United States, the states in which the Sites are located and all political subdivisions thereof, including, without limitation, all
      health,   building,   fire,  safety  and  other  codes,  ordinances  and
      requirements, all applicable standards of the National Board of Fire Underwriters and the Americans With Disabilities Act of 1990, except as would not have a Material Adverse Effect.

            G. Condemnation or Eminent Domain. No condemnation or eminent do-main proceedings affecting the Sites have been commenced or are pending and Debtor has not received written notice that any such proceedings are contemplated.

            H. Licenses and Permits. Except as contemplated by subsection D above or which would not have a Material Adverse Effect, Debtor has obtained all licenses and permits, both governmental and private, required to use and operate each Site as an Arby's Restaurant.

            I. Condition of Sites. Each Site, including the material Personal Property and material Equipment, if applicable, thereon is an Arby's Restaurant, in good condition and repair, ordinary wear and tear excepted.

            J. Environmental. To the best of Debtor's knowledge, after reasonably diligent inquiry, except as disclosed in the Reports or which would not have a Material Adverse Effect, no Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred or disposed of at or on the Sites, except in compliance with all applicable Environmental Laws, and no Release has occurred at or on the Sites, except as disclosed in the Reports or which would not have a Material Adverse Effect. The activities, operations and business undertaken on, at or about the Sites, including, but not limited to, any alterations or improvements by Debtor at the Sites, are and have been at all times, in compliance with all Environmental Laws, except as disclosed in the Reports or which would not have a Material Adverse Effect. To the best of Debtor's knowledge, no further action is required to remedy any Environmental Condition or violation of, or to be in compliance with, any Environmental Laws, except which would not have a Material Adverse Effect, and no lien has been imposed on the Sites in any federal, state or local governmental or quasi-governmental entity in connection with any Environmental Condition, the violation or threatened violation of any Environmental Laws or the presence of any Hazardous Materials on or off the Sites, except as disclosed in the Reports or which would not have a Material Adverse Effect.

            There is no pending or, to the best of Debtor's knowledge, overtly threatened litigation or proceeding before any court, administrative agency or governmental body in which any person or entity alleges the violation or threatened violation by the Debtor of any Environmental Laws or that Debtor is liable for the presence, Release or placement on or at the Sites of any Hazardous Materials, nor has Debtor (a) received any



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      written notice that any governmental or quasi-governmental  authority or any employee or agent thereof has determined or threatens to determine or requires an investigation to determine that there has been a violation of any Environmental Laws at, on or in connection with the Sites or that there exists a presence, Release or placement of any Hazardous Materials on or at the Sites except as disclosed in the Reports or which would not have a Material Adverse Effect; (b) received any written notice under the citizen suit provision of any Environmental Law in connection with the Sites or any facilities, operations or activities conducted thereon, or any business conducted in connection therewith; or (c) received any written request for inspection, request for information, notice, demand, administrative inquiry or any formal or informal complaint or claim with respect to or in connection with the violation or threatened violation of any Environmental Laws or existence of Hazardous Materials, except as disclosed in the Reports or which would not have a Material Adverse Effect, relating to the Sites or any facilities, operations or activities conducted thereon or any business conducted in connection therewith.

            K. First Priority Lien. Upon each closing, FFCA shall have a first priority lien on the Sites pursuant to the Deeds of Trust and UCC-1 Financing Statements and on the Equipment pursuant to the Equipment Security Agreements and UCC-1 Financing Statements, subject only to Permitted Exceptions.

            L. No Other Agreements and Options. Neither Debtor, the Sites nor the Equipment are subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent or hinder FFCA in making the Loan or the Equipment Loan, as the case may be, or prevent or hinder Debtor from fulfilling its material obligations under this Agreement or the other Loan Documents.

      10. Covenants of Debtor. Debtor covenants and agrees that from and after the Closing Date until all of the Notes, together with all accrued interest thereon and all other sums due under this Agreement and the other Loan Documents are paid in full:

            A. Reporting Obligations. Debtor will provide FFCA with each of the following:

                  (i) Annual Financial  Statements.  Within 105 days after the close of each fiscal year of Debtor, the balance sheet of Debtor, as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative figures, if applicable, for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit and as to the status of Debtor as a going concern.




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                  (ii) Quarterly  Financial  Statements.  As soon as available
            (but no earlier than the date that RC/Arby's files its filings pursuant to the Securities Exchange Act of 1934, as applicable), and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year, the balance sheet of the Debtor, as at the end of such quarterly period and the related statements of income and retained earnings and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures, if applicable, for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief accounting officer of Debtor, prepared
            in  accordance  with  generally  accepted  accounting   principles
            consistently applied, subject to changes resulting from audit and normal year-end audit adjustments.

                  (iii) Event of Default.  Promptly,  but in any event  within five Business Days, after Debtor becomes aware of an Event of Default, verbal notification (which may be made by telephone) to an officer of FFCA specifying the nature and period of existence thereof and what action Debtor is taking or proposes to take with respect thereto and, promptly thereafter, a written confirmation to FFCA of such matters.

                  (iv) Litigation. Within 10 Business Days after Debtor becomes aware of any action, suit or proceeding pending or threatened in writing against or involving Debtor and/or one or more of the Sites, except for those actions, suits or proceedings
            (1) for which damages of less than $150,000 have been sought, threatened or are likely to be incurred, and (2) those actions, suits or proceedings which Debtor in good faith determines will be covered by its insurance (including worker's compensation claims), Debtor shall notify FFCA of such action, suit or proceeding and in such notice specify the nature thereof, whether the alleged liability therein is covered by insurance then in effect and, if so covered, the monetary coverage thereof, and what action Debtor is taking or proposes to take with respect thereto.

                  (v) Certificates. At the time of the delivery of the financial statements provided for above, a certificate of an officer of Debtor to the effect that, to such person's knowledge, after reasonably diligent inquiry, no Event of Default exists or, if any Event of Default does exist, specifying the nature and extent thereof.

                  (vi) Auditors'  Reports.  Promptly upon receipt  thereof,  a copy of each other report submitted to Debtor by its independent accountants in connection with any annual, interim or special audit made by it of the books of Debtor.

                  (vii) Other  Information.   Debtor  shall  deliver  to  FFCA
            promptly after the receipt of written request therefor (but no earlier than required under Section



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            10.A(i)  or (ii) with  respect  to the  matters  covered  thereby)
            information concerning Debtor requested by FFCA that is required for REIT to satisfy all requirements applicable to REIT pursuant to the Securities Exchange Act of 1934 and all other regulatory laws applicable to REIT or to which it is subject or bound; provided, however, Debtor shall not be required to deliver to FFCA material non-public information of Debtor. FFCA shall reimburse Debtor for Debtor's actual out-of-pocket expenses incurred in providing the information pursuant to this subsection.

            B. Intended Use and Zoning. Subject to the terms and conditions of the Deeds of Trust and to Debtor's rights with respect to substitution and defeasance set forth in this Agreement, Debtor shall at all times use each Site principally for the operation of an Arby's Restaurant or a Dual Concept (the "Permitted Uses"). Such Permitted Uses shall not violate any zoning or other governmental requirement or encumbrance, covenant, condition or restriction applicable to the Sites, except to the extent such violation would not have a Material Adverse Effect.

            C. Operation, Maintenance and Repair of Sites. Debtor shall (i) promptly repair, restore, replace or rebuild, subject to the provisions of the Deeds of Trust, any portion of the Sites which may become damaged or in need of repair to at least equal value and of substantially the same character (to the extent permitted by law) as prior to such damage or circumstance giving rise to the need for repair; (ii) maintain the Sites in good condition and repair, subject to reasonable and ordinary wear and tear, free from actual or constructive waste; (iii) operate, remodel, update and modernize the Sites in accordance with those standards adopted from time to time by Arby's on a system-wide basis for Arby's Restaurants or Dual Concepts, as applicable to operators thereof, with such remodeling and modernizing being undertaken in accordance with the Arby's system-wide timing schedule for such activities; (iv) pay all operating costs of the Sites in the ordinary course of business, subject to the right of Debtor set forth in the Deeds of Trust to contest such payments; (v) refrain from any action or correct any condition which would increase materially the risk of fire or hazard to the Sites or any portion thereof except in the ordinary course of business; and (vi) comply with all restrictions, covenants and encumbrances of record with respect to the Sites and the use thereof except where the failure to comply would not have a Material Adverse Effect.

            D. Gross Sales Reports. (i) Debtor shall keep and maintain at Debtor's or Arby's principal office full and complete books of account and records of Gross Sales and business relating to each Site, which books of account and records shall to the extent applicable be maintained in accordance with generally accepted accounting principles consistently applied. The books and records of Gross Sales shall upon reasonable notice and during normal business hours be open for inspection by FFCA, its auditors or other authorized representatives
      (upon,  at  the  request  of  Debtor,  execution  of  a  Confidentiality
      Agreement) and shall show Gross Sales, claimed exclusions therefrom, inventories and receipts of merchandise at each Site and daily receipts from all sales and other transactions on or from each Site. All of Gross Sales shall be recorded at the time of



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      sale and in the presence of the customer and shall be recorded in a cash register or registers with a cumulative total. Debtor further agrees to keep at Debtor's or Arby's principal office for at least three (3) years following the end of each Loan Year all records with respect to the gross income, sales and occupancy tax returns with respect to such Loan Year and all pertinent original sales records. Pertinent original sales records shall include those records which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing an audit of Gross Sales.

            (ii) At its option, FFCA may at its expense, at any time upon 20 Business Days' prior notice to Debtor, cause a complete audit (including a physical inventory) to be made by an auditor selected by FFCA of the entire records and operations of Debtor relating to each Site for the period covered by any statement issued or required to be issued by Debtor; provided that, such audit may not occur more than once in any Loan Year (regardless of whether the audit is with respect to fewer than all Sites). Debtor shall make available for FFCA's auditor (upon, at the request of Debtor, execution of a Confidentiality Agreement) within 20 Business Days following FFCA's notice requiring such audit, all of the books, source documents, accounts, pertinent sales records and income, sales and occupancy tax reports of Debtor which such auditor deems reasonably necessary for the purpose of making an audit. If any statement of Gross Sales previously made by Debtor to FFCA shall be found to be more than 10% less than the amount of Gross Sales as shown by such audit, then unless Debtor contests such determination as provided in subsection (iv) below, Debtor shall immediately pay the cost of such audit; otherwise the cost of such audit shall be paid by FFCA.

            (iii) If, within 20 days after FFCA notifies Debtor (the "Notice") of a finding by FFCA's auditor of a statement of Gross Sales being found to be less than the amount of Gross Sales as shown by the audit, Debtor notifies FFCA that it is disputing such finding, Debtor and FFCA shall each appoint an independent auditor (other than the auditor performing FFCA's audit in dispute) which is a nationally recognized accounting firm and those two auditors shall, within 60 days after the Notice, mutually and in good faith determine whether the statement of Gross Sales was less than the actual amount of Gross Sales as shown by the original audit, and such determination shall be binding on Debtor and FFCA. If the independent auditors determine that the statement of Gross Sales was more than 10% less than the actual amount of Gross Sales, Debtor shall immediately pay the cost of FFCA's original audit which was in question as well as the cost of the audit performed by the independent auditors; otherwise, FFCA shall pay all of such costs.

            E. Books and Records; Inspection of Sites. (a) Debtor will permit, upon five Business Days' prior notice to Debtor, officers and designated representatives of FFCA (upon, at the request of Debtor, execution of a Confidentiality Agreement) to examine, at FFCA's expense, the books of account of Debtor and discuss the affairs, finances and accounts of Debtor with, and be advised as to the same by, its officers and independent accountants, all at such reasonable times during normal business hours and at reasonable



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      intervals and to such reasonable extent as FFCA may desire.  FFCA shall, and shall cause its representatives to, undertake such review in a manner that minimizes the disruption to Debtor's operations.

            (b) Debtor shall, upon five Business Days' prior written notice during normal business hours, (i) provide, at FFCA's expense, FFCA and FFCA's officers, employees, agents, advisors, attorneys, accountants, architects, and engineers (upon, at the request of Debtor, execution of a Confidentiality Agreement) with access to the Sites, all drawings, plans, and specifications for the Sites in possession of Debtor, all engineering reports relating to the Sites in the possession of Debtor, the files and correspondence relating to the Sites, and the financial books and records, relating to the ownership, operation, and maintenance of the Sites, and (ii) allow such persons to make such inspections, tests, copies, and verifications as FFCA reasonably considers necessary at FFCA's expense. FFCA shall, and shall cause its representatives to, undertake such review in a manner that minimizes the disruption to Debtor's operations.

            F. Payment of Taxes, Etc. Unless Debtor shall contest the amount or validity thereof in the manner described below, Debtor shall pay all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties. Debtor may, at its own expense, contest or cause to be contested such taxes, assessments, governmental charges or levies or other claims (i) in good faith, (ii) by proper proceedings, (iii) against which adequate reserves in accordance with generally accepted accounting principles are being maintained, and (iv) provided the failure to pay such taxes, assessments and/or governmental charges or levies or other claims will not result in any imminent danger of one or more Sites being sold, forfeited or lost by reason of such proceeding.

            G. Restriction on Transfer and Encumbrance. Except for the Loan Documents and the Permitted Exceptions, and as expressly permitted by this Agreement or any of the other Loan Documents, Debtor shall not, without the prior written consent of FFCA sell, lease, convey, pledge, mortgage, assign, transfer, encumber or grant any consensual easements or other rights or interests of any kind in the Sites, the Equipment or any of Debtor's rights under the Loan Documents, or permit a Change of Control, except for sales, assignments and transfers of tangible Personal Property and/or Equipment at the Sites in the ordinary course of business that, in the reasonable judgment of Debtor, is not necessary (after giving effect to any Personal Property and/or Equipment that replaces it) to run a Site as an Arby's Restaurant or Dual Concept in accordance with those standards adopted by Arby's from time to time on a system-wide basis for operations of Arby's Restaurants or Dual Concepts (collectively, "Transfers"). Notwithstanding the foregoing, Debtor may lease the Sites as expressly permitted by the Deeds of Trust.




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            H.   Organization  of  Debtor.   Debtor  will  continue  to  be  a
      corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and qualified to do business in any jurisdiction where such qualification is required, except to the extent the failure to do so would not have a Material Adverse Effect.

            I. Utilities. Except to the extent the failure to do so would not have a Material Adverse Effect, each Site will be served by suffi-cient public utilities to permit full utilization of such Site as an Arby's Restaurant or Dual Concept and all utility connection fees and use charges will be paid in full.

            J. Licenses and Permits. Except to the extent the failure to do so would not have a Material Adverse Effect, Debtor will maintain all licenses, permits and ingress and egress, both governmental and private, required to use and operate each Site as an Arby's Restaurant or Dual Concept.

            K. Compliance With Laws, Covenants, Conditions, Restrictions and Encumbrances. (i) Except to the extent the failure to do so would not have a Material Adverse Effect, or to the extent Debtor is contesting in good faith the application of an Applicable Regulation (and the applicable Sites will not be in any imminent danger of being sold, forfeited or lost by reason of such contest), Debtor and Debtor's use and occupation of each Site, and the condition thereof, shall, at Debtor's sole cost and expense, comply in all respects with all Applicable Regulations and all covenants, conditions, restrictions and encumbrances applicable to such Site.

            (ii) Without limiting the generality of the other provisions of this Section, and except to the extent the failure to do so would not have a Material Adverse Effect, Debtor agrees that it shall be responsible for complying in all respects with the Americans with Disabilities Act of 1990, as such act may be amended from time to time, and all regulations promulgated thereunder (collectively, the "ADA"), as it affects each Site, including, without limitation, making, to the extent required by the ADA, changes to remove any architectural or communications barriers, and providing auxiliary aides and services within each Site. Debtor further agrees that, except to the extent the failure to do so would not have a Material Adverse Effect, any and all alterations made to all Sites while this Deed of Trust is in effect will comply with the requirements of the ADA.

            (iii) Except to the extent the failure to do so would not have a Material Adverse Effect, Debtor's use of each Site will not result in the manufacturing, treatment, refining, transportation, generation, storage, disposal or other release or presence of any Hazardous Materials on or to such Site.

            (iv) Debtor agrees to promptly notify FFCA of any (a) pending or threatened investigation or inquiry by any governmental authority or of any remedial obligation of Debtor under any Applicable Regulations or Environmental Laws which, in either case,



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      would have a Material  Adverse  Effect,  and (b)  material  violation or alleged violation of any Environmental Laws of which Debtor becomes aware.

            L. Dual Concept. In the event that Debtor elects to use a Site as a Dual Concept, Debtor shall use commercially reasonable efforts to provide FFCA with a collateral assignment of franchise rights and licenses with respect to the restaurant concept other than the Arby's Restaurant, which collateral assignment shall be consented to by the franchisor of the Dual Concept other than Arby's; provided, however, the foregoing collateral assignment shall not be required if such franchisor does not provide such consent.

      11. Relationship of Parties. It is the intent of the parties hereto that the business relationship created by this Agreement and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. Debtor acknowledges that it has not relied upon, nor may it hereafter rely upon, the analysis undertaken by FFCA in determining the amount of the Loans or the Equipment Loans, and such analysis will not be made available to Debtor. Debtor, independently and without reliance on FFCA and based on such documents and information as Debtor has deemed appropriate, made its own financial analysis, legal review and decision to enter into the transactions contemplated by this Agreement and the other Loan Documents. Debtor further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to apply to FFCA for the Loans and the Equipment Loans and to execute and deliver this Agreement, the other Loan Documents and all other documents, instruments and agreements provided for in this Agreement or required to consummate the transactions contemplated thereunder.

      None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create, as between Debtor and FFCA, a partnership, association, co-ownership relationship, joint venture or any other equity participant relationship, or any fiduciary obligation on the part of FFCA to Debtor, nor do such agreements render FFCA an operator, insider, control entity, employer in fact or law with respect to the Debtor or its business affairs. FFCA and Debtor do not intend to make Debtor an agent, legal representative, subsidiary or employee of FFCA, nor to make FFCA in any way responsible for the debts, obligations or losses of Debtor. FFCA and Debtor acknowledge that all of the parties to the transactions contemplated by the Loan Documents, including, without limitation, RC/Arby's, Arby's, Guarantor, Debtor and FFCA are experienced with respect to the financial and credit matters and the structure of the transactions contemplated by this Agreement and the other Loan Documents. The structure of the transactions contemplated by this Agreement and the other Loan Documents (i) has been negotiated by such parties, with the advice of Debtor's Counsel; (ii) is intended to provide to and confer upon the parties to each Loan Document the rights, obligations and duties contained in each such Loan Document with respect to such parties and
(iii) is an essential aspect of their bargain. As a material inducement for the parties to enter into and perform under this Agreement, each party agrees that it will not seek to have the transactions contemplated by this Agreement or as provided in each Loan Document



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



characterized contrary to the above stated intention of the parties or as stated in the respective Loan Document.

      12. Conditions of each Closing. The obligation of FFCA to make each Loan and the corresponding Equipment Loan is subject to the fulfillment or waiver of each of the following conditions precedent with respect to the Site and Equipment being financed pursuant to such Loan and Equipment Loan (all references to "Site(s)" and "Equipment" contained in this Section 12 shall be deemed to refer to only such Site(s) and Equipment):

            A. Title; Ground Leases. (i) Title to such Site and Equipment shall be vested in Debtor, free of all Liens, except Permitted Exceptions and the lien created by the Deed of Trust, the Equipment Security Agreement and the UCC-1 Financing Statements. Upon Closing, FFCA will obtain a valid and perfected first priority lien upon and security interest in such Site and Equipment, subject only to the Permitted Exceptions.

            (ii) If such Site is subject to a ground lease, the ground lease shall provide for an initial term which is at least equal in duration to the term of the corresponding Note (if FFCA agrees in its sole discretion to finance a Site subject to a ground lease which ground lease does not have an initial term greater in duration than the term of the corresponding Note, FFCA shall be permitted to accelerate all of the remaining payments under such Note upon the expiration of the initial term or any renewal term which does not extend beyond the term of the corresponding Note), acknowledge that Debtor owns the improvements located at such Site during the term of the ground lease, contemplate the execution and recordation in the applicable county records at or prior to the Closing of the Loan related to such Site of a memorandum of the ground lease sufficient for Title Company to insure FFCA's lien on Debtor's leasehold interest in such ground lease, and otherwise be in form and substance reasonably satisfactory to FFCA. With respect to each ground lease executed prior to Debtor's submission of a Property Notice, and, at FFCA's election, ground leases executed following FFCA's review and comment, Debtor shall also provide FFCA at or prior to the Closing for the corresponding Site with an estoppel certificate and consent from the ground lessor under each such ground lease in form and substance reasonably satisfactory to FFCA, which estoppel certificate and consent shall include, without limitation, ground lessor's consent to FFCA's first priority lien pursuant to the Site Specific Documents (as defined in the Deed of Trust for such Site) on Debtor's leasehold interest in the land which is the subject of the ground lease.

            B. Condition of Site and Equipment; Invoices. FFCA shall have inspected and approved such Site and Equipment located at such Site. Such Site shall be an Arby's Restaurant or Dual Concept for which a certificate of occupancy and all other governmental licenses and permits required to operate such Site as an Arby's Restaurant or Dual Concept have been issued and are in full force and effect, in good condition and repair, ordinary wear and tear excepted, as determined by FFCA in its reasonable discretion. Debtor shall have provided FFCA with invoices and receipts documenting



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      and  substantiating  the  Construction  Cost  of  the  improvements  and
      Equipment at each Site to FFCA's reasonable satisfaction.

            C. Evidence of Title. FFCA shall have received (i) UCC financing statement searches and such other evidence as FFCA may reasonably require showing title to the Equipment in Debtor and establishing FFCA's first priority lien upon and security interest in the Equipment, subject only to Permitted Exceptions and (ii) a preliminary title report and irrevocable commitment (subject to payment of premium) to insure title by means of a mortgagee's ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where such Site is located) for such Site issued by a Title Company showing good and marketable title in Debtor and committing to insure FFCA's first priority lien upon and security interest in such Site (other than the Personal Property and Equipment, if applicable), subject only to Permitted Exceptions and containing such endorsements as FFCA may reasonably require.

            D. Survey. FFCA shall have received a current ALTA survey of such Site, the form and substance of which shall be satisfactory to FFCA in its reasonable discretion.

            E. Environmental. FFCA shall have received a Phase I environmen-tal report with respect to such Site (and a Phase II environmental report, if necessary, as determined by FFCA in its sole discretion), the form, substance and conclusions of which shall be satisfactory to FFCA in its sole discretion.

            F. Gap Indemnity and Other Title Company Documents and Deliveries. Debtor shall have executed and delivered to the Title Company a gap indemnity acceptable to the Title Company and such other documents and items as may be reasonably required by the Title Company to consummate the transactions described in this Agreement.

            G. Compliance With Representations, Warranties and Covenants; Certification. (a) All obligations of Debtor to be complied with prior to the Closing under the Loan Documents shall have been performed and complied with in all material respects, and no event shall have occurred or condition shall exist which would, upon the Closing Date, or, upon the giving of notice and/or passage of time, constitute an Event of Default hereunder or under the Loan Documents.

            (b) Debtor shall have delivered to FFCA a certificate dated as of the Closing Date certifying, with respect to Debtor and, as applicable, the Site corresponding to the Loan and Equipment Loan being advanced, that (i) all representations and warranties of Debtor under the Loan Documents are true, correct and complete in all material respects as of such date, (ii) Debtor has performed in all material respects all of its obligations under the Loan Documents to be complied with prior to the Closing, and (iii) all



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      documents  and  information  delivered  to FFCA  by  Debtor  under  this
      Agreement (other than projections, budgets and other forward looking financial information, if any, all of which were prepared in good faith and were based upon reasonable assumptions) are true, correct and complete in all material respects as of such date, and except for updates of such materials, that there have been no material changes not disclosed in writing to FFCA.

            H. Proof of Insurance. Debtor shall have delivered to FFCA certificates of insurance, showing that all insurance required by the Deed of Trust and the Equipment Security Agreement are in full force and effect.
            I. Opinion of Debtor's Counsel; Opinion of FFCA's Counsel; Confidentiality Agreement. Simultaneously with the execution of this Agreement Debtor shall have caused Debtor's Counsel to prepare and deliver an opinion addressing such matters as listed in Exhibit H attached hereto. At the time of each Closing, FFCA shall have received from FFCA's Counsel an opinion addressing such matters as listed in Exhibit H-1 attached hereto (and Debtor shall deliver a certificate of its corporate secretary certifying that the resolution of Debtor's board of directors authorizing the execution, delivery and performance of the applicable Loan Documents with respect to each of the transactions contemplated by this Agreement has not been amended, revoked or rescinded, and remain in full force and effect). At the time of the execution of this Agreement, Debtor and FFCA shall have executed and delivered a Confidentiality Agreement.

            J. Loan Documents and Other Security Documents. Debtor shall have delivered to FFCA the Loan Documents and such collateral assignments, pledges, security agreements and other agreements and information as FFCA or its counsel shall reasonably require, to ensure that, at FFCA's election, upon FFCA acquiring title to one or more of the Sites following its exercise of remedies under the Loan Documents, pursuant to the License Agreements, FFCA will have all of the rights and obligations customarily held by franchisees of Arby's Restaurants with respect to the operation of such Sites as an Arby's Restaurant.

            K. Collateral Assignment of License Agreement. Debtor shall have executed and delivered to FFCA a Collateral Assignment of License Agreement with respect to such Site.

            L. Guaranty; Royalties Payment Agreement. Guarantor shall have executed and delivered a Guaranty to FFCA with respect to such Site, and Guarantor and Arby's shall have executed and delivered the Royalties Payment Agreement.

            M. Management Agreement and License Agreement. Debtor shall have entered into an amendment to the Management Agreement with Arby's and Debtor and Arby's shall have entered into a License Agreement with respect to such Site.



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            N.  Closing  Documents.  At or prior to the Closing  Date,  Debtor shall have executed and delivered or caused to be executed and delivered to the Title Company or FFCA, as may be appropriate, all documents required to be delivered by this Agreement. Upon fulfillment or waiver of all of the above conditions, FFCA with respect to such Site shall instruct the Title Company to wire transfer funds deposited with it necessary to close the transaction and the transaction shall close in accordance with the terms and conditions of this Agreement.

            13. Default. (a) Subject to the limitations set forth in subsec-tions (b) and (c) of this Section, if one or more of the following events shall have occurred and be continuing, such event or events shall consti-tute an Event of Default by Debtor:

            (1) If Debtor fails to pay when due any amount under any Note, this Agreement or any other Loan Document;

            (2) If any  representation  or  warranty  of  Debtor  in the  Loan
      Documents was false in any material respect when made, or if Debtor delivers any statement or account under any Loan Document that is false in any material respect when delivered;

            (3) If Debtor fails to keep or perform in any material respect any of the terms, covenants or provisions of this Agreement or any other Loan Document, or if there is a default by Guarantor under any of the Guaranties;

            (4) If Debtor files or notifies FFCA that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either a petition under the Code or an Action which, if involuntary, Debtor fails to oppose or is not dismissed within 90 days, or admits in writing its inability to, or be generally unable to, pay its debts as the same become due;

            (5)   If a Judgment Lien in the amount of $150,000 or more exists;

            (6) If Debtor shall contest the validity or enforceability of any material provision of this Agreement or any other Loan Document or the validity or perfection of any lien upon any of the Sites; or

            (7) If an Event of Default (as defined in the ARDC Amended Loan Agreement, the ARHC Loan Agreement, the Tarpon Documents and/or the Longwood Documents) occurs and is continuing;

provided, however, the occurrence of the events under Sections 13(a)(2) and 13(a)(3) shall, subject to the notice and cure periods set forth in paragraphs
(b) and (c) of this Section, constitute an Event of Default under this Agreement only if such events are continuing and involve, in the aggregate, more than 5% of the Sites at any one time. For purposes of the final



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clause of the immediately  preceding sentence,  Sites shall mean collectively, the Sites as defined in this Agreement and the ARHC Loan Agreement.

      (b) If any event occurs pursuant to subsection (a)(1) above, such event shall not constitute an Event of Default and FFCA shall not be entitled to exercise its remedies set forth below unless and until FFCA shall have given Debtor notice thereof and a period of 10 days from the delivery of such notice shall have elapsed without such event being cured; provided, however, if Debtor shall fail to pay when due any amount under any Note, this Agreement or any other Loan Document, all principal and interest and other sums due under the Loan Documents shall bear interest at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate") from and after the first day after the due date, without regard to when an Event of Default would otherwise be deemed to occur, of the amount Debtor failed to pay until such sum and all other sums due hereunder as a result of such failure are paid, and the Default Rate shall continue to apply following a judgment in favor of FFCA under the Loan Documents.

      (c) If any event described in subsection (a)(2) or (3) above shall occur, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein (and FFCA shall not be entitled to exercise its remedies set forth below), unless and until FFCA shall have given Debtor notice thereof and a period of 30 days shall have elapsed, during which period Debtor (or in the case of a Guaranty, Guarantor) shall diligently proceed to correct or cure such event, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If such event described in subsection (a)(2) or (3) cannot reasonably be cured within such 30-day period, and Debtor is diligently pursuing a cure of such event, then Debtor shall have a reasonable period to cure such event, which shall in no event exceed 180 days after receiving notice of the default from FFCA, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind.

      (d) Notwithstanding anything to the contrary contained herein, at any time during the pendency of the cure period described in the preceding subsection (c), but in no event later than 60 days prior to the end of the 180-day period provided in the preceding subsection (c), Debtor shall have the right to notify FFCA of Debtor's election to either substitute a Substitute Site for the Site, if any, which is the basis for the notice delivered by FFCA to Debtor, or defease the Note and corresponding Equipment Note with respect to such Site. Each substitution and defeasance shall be subject to the terms and conditions of Section 5, except as otherwise set forth in this subsection. During the pendency of such substitution or defeasance, but subject to the time limitation set forth below, no event which would become an Event of Default upon expiration of the cure period provided in subsection (c) and which is the basis for the substitution or defeasance shall be deemed to be an Event of Default. Debtor shall proceed diligently and in good faith to satisfy the terms and conditions of the substitution or defeasance. If the substitution or defeasance is not completed within 90 days of the delivery of Debtor's notice of substitution or defeasance (but in no event later than the end of the 180-day period provided in subsection (c)), and the cure period provided in subsection (c) shall have expired, then unless



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the event  which is the  basis for the  substitution  or  defeasance  has been otherwise cured or is otherwise cured on or prior to the expiration of the applicable cure period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind; provided that such 90-day period shall be extended (but in no event beyond the earlier to occur of 60 days after the end of such 90-day period and the expiration of the
180-day  period   provided  in  subsection  (c))  if  the  completion  of  the
substitution   or  defeasance  is  delayed  by  reasons  not  within  Debtor's reasonable control and Debtor is continuing to proceed diligently and in good faith to effect such defeasance or substitution.

      (e) With respect to the notice set forth in subparagraphs (b) and (c) above, such notice may be provided or given by a filing of an appropriate pleading or paper with respect to any case under the Code involving Debtor in a court or courts of competent jurisdiction, including, by way of example and not limitation, a notice or other pleading filed pursuant to Section 546(b) of the Code.

      14. Remedies. (a) Upon and during the continuance of an Event of Default, FFCA may declare all obligations of Debtor under the Notes, this Agreement and any other Loan Document to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise provided herein, and Debtor hereby waives notice of intent to accelerate the obligations secured by the Deeds of Trust. Thereafter, FFCA may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including without limitation any one or more of the remedies available under the Notes, the Deeds of Trust or any other Loan Document.

      (b) Upon and during the continuance of an Event of Default, FFCA shall be entitled to enforce payment and performance of any obligations secured hereby and to exercise all rights and powers under the Notes, this Agreement or under any other Loan Documents or other agreement or any applicable laws now or hereafter in force, notwithstanding that some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect FFCA's right to realize upon or enforce any other security now or hereafter held by FFCA, it being agreed that FFCA shall be entitled to enforce this Agreement and any other security now or hereafter held by FFCA in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to FFCA is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to FFCA, or to which FFCA may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by FFCA.

      15. Assignment by FFCA. Other than in connection with a Securitization, FFCA may assign (so long as FFCA Mortgage Corporation retains at least a majority interest) or participate (so long as FFCA Mortgage Corporation remains the agent with respect to such participation)



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to any Person in whole or in part the Loan or Equipment  Loan  (including  its corresponding rights under the Loan Documents); provided, however, and without limiting the rights of FFCA and its successors and assigns with respect to a Securitization, FFCA and its successors and assigns shall not assign their rights or obligations, or sell participations, in the Loan and Equipment Loan in amounts of less than $1,000,000; and provided, further, that FFCA shall not assign its right and obligation to make the Loans and Equipment Loans to Debtor as contemplated herein with respect to Property Notices delivered on or before September 30, 1997. Any such assignment or participation of the Loan shall consist of interests in all of the Notes on a pro rata basis, and any such assignment or participation of the Equipment Loan shall consist of interests in all of the Equipment Notes on a pro rata basis. Upon the assignment of any such Loan Documents and/or obligations and the written assumption by the assignee(s) of such Loan Documents and/or obligations pursuant to an assignment and assumption agreement customary in form and substance for similar transactions, FFCA shall automatically be relieved of its obligations to the extent of such assignment from and after the date of such assignment.

      16. Indemnity. Debtor agrees to indemnify and hold harmless FFCA and its shareholders, directors, officers, employees, Affiliates, agents, trustees, successors and assigns (the "Indemnified Parties"), from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages (including consequential and punitive damages), losses, out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses (collectively, the "Losses") which are incurred by the Indemnified Parties relating to or arising out of (i) the generation, storage, manufacturing, refining, releasing, transportation, treatment, disposal or other presence of any Hazardous Materials on or about the Sites, (ii) Debtor's ownership, use or operation of the Sites or (iii) any Event of Default, except to the extent that such Losses arise out of the gross negligence or willful misconduct of any of the Indemnified Parties.

      17.   Miscellaneous Provisions.

            A. Notices. All notices, demands, designations, certificates, requests (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments or other instruments required or permitted to be given by either party pursuant to this Agreement, the Notes, the Deeds of Trust and the other Loan Documents shall be in writing and given by (i) hand delivery, (ii) facsimile,
      (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8 a.m. to 6 p.m. in the location of the recipient during Business Days), such transmission shall be deemed to have occurred the next Business Day, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:




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            If to Debtor:    Arby's Restaurant Holding Company
                             1000 Corporate Drive
                             Fort Lauderdale, FL 33334
                             Attention: Christine C. Marshall, Esq.
                                        Vice President, Acting General Counsel
                             Telephone: (954) 351-5635
                             Telecopy: (954) 351-5619

            with a copy to:  Brian L. Schorr, Esq.
                             Executive Vice President and General Counsel
                             Triarc Companies, Inc.
                             900 Third Avenue
                             New York, NY  10022
                             Telephone: (212) 230-3045
                             Telecopy: (212) 230-3216

            and to:          Neale M. Albert, Esq.
                             Paul, Weiss, Rifkind, Wharton & Garrison
                             1285 Avenue of the Americas
                             New York, NY  10019-6064
                             Telephone:  (212) 373-3000
                             Telecopy:  (212) 757-3990

            If to FFCA:      Stephen G. Schmitz
                             Senior Vice President Corporate Finance
                             FFCA Mortgage Corporation
                             17207 North Perimeter Drive
                             Scottsdale, AZ 85255
                             Telephone: (602) 585-4500
                             Telecopy:  (602) 585-2225

            with a copy to:  Dennis L. Ruben, Esq.
                             Senior Vice President and General Counsel
                             FFCA Mortgage Corporation
                             17207 North Perimeter Drive
                             Scottsdale, AZ  85255
                             Telephone: (602) 585-4500
                             Telecopy:  (602) 585-2226

      or to such other address or such other person as any party may from time to time hereafter specify to the other parties in a notice delivered in the manner provided above.

            The   addresses   and  telecopy   numbers   provided   herein  are
      conclusively deemed to be valid, and notice given in compliance with this subsection is conclusively presumed



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      to be proper and  adequate,  unless a written  change of address  and/or telecopy number is provided to all parties listed above in accordance with the written notice provisions of this subsection.

            B. Broker's Commission. FFCA and Debtor represent and warrant to each other that they have dealt with no real estate or mortgage broker, agent, finder or other intermediary in connection with the transactions contemplated by this Agreement. FFCA and Debtor shall indemnify and hold each other harmless from and against any costs, claims or expenses, including attorneys' fees, arising out of the breach of their respective representations and warranties contained within this Section 17.B.

            C. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought; provided, however, with respect to the consent of the holder of the Loan Documents to any such waiver or amendment not involving (1) the reduction in the rate of or extension of the time for payment of interest on any Note, (2) the reduction in the principal or extension of the fixed maturity of any Note, (3) the modification of the prepayment provisions of Section 2,
      (4) permitting the payment of any Note in money other than that stated in the Note, (5) releasing any guarantor from its unconditional obligation to guaranty payment and performance in respect of any royalty payments under the License Agreements, (6) the subordination of the obligations of the holders of the Notes to any other indebtedness of the Debtor, or (7) the release of any or all of the collateral from the Liens created by the Loan Documents (other than in connection with defeasance or substitution), if FFCA has participated or assigned all or part of its interests in the Loan Documents (other than in the context of a Securitization), any such waiver or amendment shall only require the consent of the holders of a majority in interest of the then outstanding aggregate principal amount of the Loan and the Equipment Loan. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

            D. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

            E. Maximum Rate of Interest. Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Debtor to FFCA under this Agreement, the Notes, the Deeds of Trust and any other Loan Documents are subject to the limitation that payments of interest and fees to FFCA shall not be required to the extent that receipt of any such payment by FFCA would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by FFCA. The portion of any such payment received by FFCA that is in excess of the maximum amount of interest permitted by such provisions of law shall be credited to the principal balance of the Loan or if such excess portion exceeds the outstanding principal



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      balance of this Note,  then such  excess  portion  shall be  refunded to
      Debtor. All interest paid or agreed to be paid to FFCA shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of the Loan (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

            F. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

            G. Construction Generally. This is an agreement among parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Debtor and FFCA were each represented by legal counsel competent in advising them of their obligations and liabilities hereunder.

            H. Other Documents. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Agreement.

            I. Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees and other costs in addition to any other relief to which it may be entitled.

            J. Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the Loan, and there are no other representations, warranties or agreements, written or oral, between Debtor and FFCA with respect to the Loan. This Agreement supersedes all other agreements with respect to the subject matter hereto, including, without limitation, the Forward Commitment and any inconsistencies between this Agreement and the Forward Commitment shall be construed in accordance with this Agreement.

            K. Forum Selection; Jurisdiction; Venue; Choice of Law. For purposes of any action or proceeding arising out of this Agreement, the Debtor and FFCA hereby expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York and each of the parties hereto consents that it may be served with any process or paper by certified or registered mail at the addresses for notice pursuant to this Agreement or by personal service within or without the States of Arizona and



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      New York in accordance  with applicable  law.  Furthermore,  each of the parties hereto waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona. Nothing contained in this Section shall limit or restrict the right of FFCA to commence any proceeding in the federal or state courts located in the state in which a Site is located to the extent FFCA deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents and which may only be enforced in such courts.

            L. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

            M. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Debtor and FFCA and their respective successors and permitted assigns and designees, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel. References in the Loan Documents to FFCA shall include the successors and permitted assigns of FFCA.

            N.  Survival.  All   representations,    warranties,   agreements,
     obligations and indemnities of Debtor and FFCA set forth in this Agreement shall survive each Closing.

            O. Waiver of Jury Trial and Punitive Damages. DEBTOR AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY HERETO OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES FROM ANY OTHER PARTY HERETO WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR OR FFCA AGAINST ANY OTHER PARTY HERETO OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR AND FFCA OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES



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      HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL  ASPECT OF
      THEIR BARGAIN.

            P. Calendar Days. All references to days in the Loan Documents shall mean calendar days unless an express reference to Business Days is made.

            Q. Securitization. A material inducement to FFCA's closing of the transaction contemplated by this Agreement is the ability of FFCA to complete an investment grade rated securitized financing with respect to the Notes and the Equipment Notes through a real estate mortgage investment conduit ("REMIC") or other asset securitization vehicle selected by FFCA (the "Securitization"), in accordance with all requirements which may be imposed by the investors or the rating agencies involved in such Securitization, as selected by FFCA, or which may be imposed by applicable securities, tax or other laws or regulations, including, without limitation, laws which deal with FFCA's status as a real estate investment trust or a qualified subsidiary of a real estate investment trust. Debtor agrees, and will cause Arby's and Guarantor, to cooperate in good faith with FFCA in (i) providing such documents, financial and other data, and other information and materials which would typically be required of Arby's, Guarantor, Debtor or FFCA, or which are specifically required in connection with the Securitization, by the investors or selected rating agencies as it relates to the completion of the Securitization; provided, however, that
      (x) the obligation of Debtor, Arby's and Guarantor to deliver at FFCA's request such documents, information and materials to third-parties shall be conditioned upon the execution and delivery by the recipient thereof of a Confidentiality Agreement, except as otherwise provided in this Section, and (y) to the extent the Loan Documents stipulate time periods for the delivery of information of the nature requested by FFCA, Arby's, RC/Arby's and Guarantor shall not be required to deliver such information prior to the expiration of the applicable time periods (otherwise, such information shall be delivered promptly), and (ii) amending the terms of the transactions under the Management Agreement, the Contribution Agreement, this Agreement and the other Loan Documents to the extent reasonably necessary so as to satisfy the requirements of investors or selected rating agencies involved in such Securitization, so long as such amendments would not have a material adverse effect on any of the parties (other than FFCA and REIT) to the transactions described in this Agreement nor result in the Loan Documents being more burdensome to any of such parties (other than FFCA or REIT).

            Debtor shall not be responsible for any actual and reasonable out-of-pocket attorneys' fees or other expenses incurred by FFCA, Debtor or Guarantor in connection with the Securitization or Debtor's, RC/Arby's or Guarantor's cooperation with FFCA's Securitization efforts; FFCA shall be required to reimburse Debtor, Arby's, RC/Arby's or Guarantor for any of their actual and reasonable out-of-pocket expenses (including, without limitation, attorney's fees and expenses) incurred in cooperating with FFCA with respect to the Securitization provided such expenses are reasonable and unless the



01/514412.5
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                                      51
      information and materials provided by them are otherwise required at such time to be provided by Debtor to FFCA pursuant to the Loan Documents.

            At such time as FFCA undertakes the Securitization, FFCA agrees to use its best efforts to be and remain the master or special servicer of the Loan and Equipment Loan under and subject to the applicable pooling and/or servicing agreement during the period that securities issued in connection with the Securitization remain outstanding.

            The trustee pursuant to the applicable pooling and servicing agreement or similar agreements (collectively, the "Trustee") entered into in connection with a Securitization (collectively, the "Securitization Documents"), and the certificateholders or investors of certificates issued in connection with the applicable pooling and servicing agreement (collectively, the "Certificateholders"), shall not be subject to the terms and conditions of the Confidentiality Agreement provided that:

            (i) the Trustee, on behalf of itself and the Certificateholders, are bound pursuant to the Securitization Documents by confidentiality provisions therein that are substantially in the form of the Confidentiality Agreement (the "Securitization Provisions");

            (ii) all reports delivered by a Trustee to Certificateholders contain a legend indicating that the contents of such reports are con-fidential; and

            (iii) all securities offering documents evidencing the Securitization (the "Securities Offering Documents") provide that all Certificateholders, by accepting the certificates evidencing their investment in the securities issued in connection with such Securitization, are bound by the Securitization Provisions.

            Notwithstanding the foregoing, if a Certificateholder requests financial information that it is entitled to receive under the
      Securities Offering Documents with respect to ARHC and/or Guarantor other than that financial information which is contained in the reports to be delivered by the Trustee to such Certificateholder pursuant to the applicable pooling and servicing agreement, and such financial information would otherwise be deemed to be Confidential Information (as defined in the Confidentiality Agreement), such Certificateholder shall be required by the Trustee to execute a confidentiality agreement containing the Securitization Provisions (the "Securitization Confidentiality Agreement") as a condition precedent to receiving such requested financial information; provided, however, if such Certificateholder is a chain restaurant company, such Certificateholder shall not be entitled to receive such requested financial information unless ARHC and/or Guarantor, as applicable, depending on whether the information requested concerns such party, consent(s) to the release of such information.

            Upon written notice from ARHC, FFCA shall demand that the Trustee and Certificateholders comply with the Securitization Confidentiality Agreement. FFCA


01/514412.5
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                                      52
      agrees and acknowledges that ARHC is an intended third-party beneficiary of the Securitization Confidentiality Agreement and the terms and conditions of this Section.

            Upon FFCA's assignment of this Agreement to the Trustee pursuant to the applicable pooling and servicing agreement, FFCA, ARHC and Guarantor acknowledge and agree that the Trustee, as assignee of FFCA, will have no further obligation to fund Loans and Equipment Loans pursuant to this Agreement. Notwithstanding the foregoing, the obligation of FFCA and REIT to provide ARHC with the unfunded Loan and Equipment Loan commitments on the terms and conditions as set forth in this Agreement are not limited. FFCA and ARHC agree that they shall enter into a new loan agreement within thirty (30) days following the Securitization (the "Substitute Loan Agreement"), the material terms of which will be substantially similar to the outstanding commitment of FFCA to ARHC pursuant to this Agreement (including, without limitation, the guaranty by Guarantor of ARHC's Substitute Loan Agreement obligations.




01/514412.5
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                                      53

      IN WITNESS WHEREOF, Debtor and FFCA have entered into this Agreement as of the date first above written.

                            FFCA:

                            FFCA MORTGAGE CORPORATION,
                            a Delaware corporation


                            By /s/ STEPHEN G. SCHMITZ
                               ---------------------------
                               Stephen G. Schmitz
                               Senior Vice President Corporate Finance

                            Debtor:

                            ARBY'S RESTAURANT HOLDING
                            COMPANY, a Delaware corporation


                            By /s/ DAVID L. DORFF
                               -------------------------
                               David L. Dorff
                               Senior Vice President and
                               Chief Financial Officer


    This Agreement is being executed by REIT, the holder of all of the capital stock of FFCA, solely for the purpose of guaranteeing the payment and performance of FFCA's obligations under the Loan Documents. REIT acknowledges that its guarantee of FFCA's obligations under the Loan Documents was a material inducement for Debtor and Guarantor to enter into the Loan Documents and that each such person has relied upon the guarantee of REIT as evidenced hereby.

                            FRANCHISE FINANCE CORPORATION
                            OF AMERICA, a Delaware corporation

                            By /s/ STEPPHEN G. SCHMITZ
                               --------------------------
                               Stephen G. Schmitz
                               Senior Vice President Corporate Finance



01/514412.5
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                                      54

STATE OF ARIZONA        ]
                        ] SS.
COUNTY OF MARICOPA      ]

      The foregoing instrument was acknowledged before me on September 10, 1996 by Stephen G. Schmitz, Senior Vice President Corporate Finance of FFCA Mortgage Corporation, a Delaware corporation, on behalf of the corporation.


                                                      /s/ KATHY TRAINOR
                                                      -----------------------
                                                      Notary Public

My Commission Expires:

May 19, 1999
---------------


STATE OF FLORIDA        ]
                        ] SS.
COUNTY OF BROWARD       ]

     The foregoing instrument was acknowledged before me on September 4, 1996 by David L. Dorf, Senior Vice President and Chief Financial Officer of Arby's Restaurant Holding Company, a Delaware corporation, on behalf of the corporation.

                                                      /s/ MARJORIE E. FIGUEROA
                                                      ------------------------
                                                      Notary Public

My Commission Expires:

August 14, 1999
---------------






01/514412.5
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                                      55

STATE OF ARIZONA        ]
                        ] SS.
COUNTY OF MARICOPA      ]

     The foregoing instrument was acknowledged before me on September 10, 1996 by Stephen G. Schmitz, Senior Vice President Corporate Finance of Franchise Finance Corporation of America, a Delaware corporation, on behalf of the corporation.

                                                      /s/ KATHY TRAINOR
                                                      ------------------------
                                                      Notary Public
My Commission Expires:

May 19. 1999
--------------------



01/514412.5
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                                      56

                                   EXHIBIT A

                               SITES DESCRIPTION




01/514412.5
Arby's

                                  EXHIBIT A

FFCA Number                                       FFCA Loan      Closing
Arby's Number       Location                        Amount        Date

8100-3750           3224 Wilmington Rd.           $  525,000     9/6/96
1145                New Castle, PA 16105

8100-3754           6192 Steubenville Pike        $  650,000     9/6/96
1414                McKees Rock, PA 15136

8100-3760           5030 Route 6                  $  425,000     9/6/96
1691                Gibsonia, PA 15044

                                  EXHIBIT A-1

                   APPROVED DEFEASANCE ACCOUNT INSTITUTIONS



01/514412.5
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


Short Defeasance Account Institution Listing

     1.   Bank of America

     2.   Bank of New York

     3.   Boston Safe Deposit Co.

     4.   Chase Manhattan Bank, N.A.

     5.   Chemical Bank New York

     6.   First National Bank of Boston

     7.   First National Bank of Chicago

     8.   NationsBank

     9.   Norwest

     10.  State Street Bank & Trust Co. Boston

                                   EXHIBIT B

                                 FORM OF NOTE




01/514412.5
Arby's

                                PROMISSORY NOTE


                                              Dated as of               , 199
$                                                          Scottsdale, Arizona


      ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("Debtor"), for value received, promises to pay the principal sum of
                                                DOLLARS ($           ) and to
pay interest, in arrears, on the unpaid principal amount of this Note from the date hereof to maturity at the rate of 10.125% per annum (the "Base Interest Rate"), to the order of FFCA MORTGAGE CORPORATION, a Delaware corporation, or holder ("Holder"), at its office at 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or at such other place as Holder may designate in writing from time to time, on or before , 201 , or the first Business Day preceding such date if such date is not a Business Day (the "Maturity Date"), as herein provided.

      This Note is issued pursuant to and entitled to the benefits of that certain Loan Agreement dated as of , 1996 between Debtor and Holder (the "Loan Agreement"). The capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement. The terms and conditions of the Loan Agreement are incorporated in this Note by reference. In the event that any term of this Note shall be inconsistent with the Loan Agreement, the Loan Agreement shall govern. This Note relates to Debtor's restaurant located at or such Substitute Site resulting from Debtor's right of substitution of the Site as provided in the Loan Agreement (the "Site").

      Interest on the principal amount of this Note at the Base Interest Rate for the period commencing with the date of this Note through the last day of the month in which this Note is dated shall be due and payable on the date of this Note. Thereafter, principal and interest in arrears at the Base Interest Rate shall be due and payable in consecutive monthly installments of DOLLARS ($
            ) commencing on , 1, 199 , or the first Business Day preceding such date if such date is not a Business Day, and continuing on the first day of each month thereafter, or the first Business Day preceding such date if such date is not a Business Day, until maturity of this Note on the Maturity Date, at which time the outstanding principal and all accrued and unpaid interest, together with all other amounts due and payable under the Loan Documents, shall be due and payable.

      Each payment of principal and interest under this Note shall be applied first toward any amounts under this Note which are due and unpaid, including, without limitation, payment of all Costs (as herein defined), then to accrued interest, and the balance, if any, shall be applied to the unpaid principal balance of this Note.



01/518087.02
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FFCA No. 8000-
07/23/96

      This Note may be prepaid only in accordance with the terms and conditions provided in the Loan Agreement. Upon a partial prepayment of the Note as permitted by the Loan Agreement, the amount prepaid shall be applied to the outstanding indebtedness under the Note and the Note shall be reamortized over the remaining term of the Note.

      Upon and during the continuance of an Event of Default under the Deed of Trust with respect to the Site [or in the event that the term of the Ground Lease (as defined in the Deed of Trust) is not extended to a date beyond the Maturity Date] (collectively, an "Acceleration Event"), then upon such an Acceleration Event, time being of the essence hereof, Holder may declare the entire unpaid principal balance of this Note and the corresponding Equipment Note, accrued interest, if any, and all other sums due under this Note, the Deed of Trust and the corresponding Equipment Note and Equipment Security Agreement, due and payable at once without written notice to or demand from Debtor and exercise all rights and remedies under this Note, the Deed of Trust and the corresponding Equipment Note and Equipment Security Agreement. Subject to Sections 13 and 14 of the Loan Agreement (including, without limitation, the provisions contained in Section 13(a)(3) and the proviso at the end of
Section 13(a)(7)), upon and during the continuance of an Event of Default under the Loan Agreement, then, in such event, time being of the essence hereof, Holder may declare the entire unpaid principal balance of the Notes and the Equipment Notes, and all other sums due under Loan Documents and any other document further securing the Notes and the Equipment Notes due and payable at once without written notice to or demand from Debtor and exercise all rights and remedies under the Loan Documents. Upon any such Acceleration Event any payments received by Holder under this Note shall be applied as Holder may determine in its sole discretion; provided however, that upon any Acceleration Event which pertains solely to the Site and is not also an Event of Default with respect to any other Sites, any payments received by Holder under this Note shall be applied toward the obligations of Debtor due under the Site Specific Documents (as defined in the Deed of Trust for the Site) as Holder may determine in its sole discretion.

      All principal and interest and other sums due under this Note, the Deed of Trust and the other Loan Documents shall bear interest at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate") from and after the first day after the due date, without regard to when an Event of Default would otherwise be deemed to occur, until all such sums due hereunder and thereunder are paid. The Default Rate shall continue to apply following a judgment in favor of Holder under this Note.

      Except as provided in the Loan Agreement, all payments of principal and interest due hereunder shall be made without any deduction or setoff whatsoever. All amounts payable pursuant to this Note, the Loan Agreement and the other Loan Documents shall be payable in lawful money of the United States of America and in the manner provided in the Loan Agreement.




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07/23/96
                                      2

      No delay or omission on the part of Holder in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion. Except as otherwise provided in this Note or in the other Loan Documents, Debtor hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note.

      All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be in writing and given in the manner as required by the Loan Agreement.

      Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or any other proceeding, or should this Note be placed in the hands of attorneys for collection after default, Debtor shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including, without limitation, reasonable attorneys' fees and expenses (including those fees and expenses incurred in connection with any appeal) whether or not a judicial action is commenced by Holder.

      Except as provided in the Loan Agreement, this Note may not be amended or modified other than pursuant to a written agreement duly executed by Debtor and Holder.

      Notwithstanding anything to the contrary contained in any Loan Document, the obligations of Debtor to Holder under this Note and any other Loan
Document are subject to the limitation that payments of interest and other fees to Holder shall not be required to the extent that receipt of any such payment by Holder would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Holder. The portion of any such payment received by Holder that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of the Loan or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of the Note so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

      For purposes of any action or proceeding arising out of this Note, Debtor and Holder expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York. Each such Person consents that it may be served with any process or paper by certified or registered mail at the addresses for notice provided in the Loan Agreement or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, each such Person waives and agrees not to assert in any such



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FFCA No. 8000-
07/23/96
                                      3
action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of each such Person that all provisions of this Note shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing contained in this paragraph shall limit or restrict the right of Holder to commence any proceeding in the federal or state courts located in the state in which the Site is located to the extent Holder deems such proceeding necessary or advisable to exercise remedies available under the Loan Documents and which may only be enforced in such courts.

      This Note shall be binding upon Debtor and inure to the benefit of Holder, and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

      DEBTOR AND HOLDER (BY ACCEPTING THIS NOTE) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF HOLDER AND DEBTOR, DEBTOR'S USE OR OCCUPANCY OF THE SITE, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY SUCH PERSONS OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR AND HOLDER (BY ACCEPTING THIS NOTE) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR AND HOLDER OF ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.





01/518087.02
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FFCA No. 8000-
07/23/96
                                      4

      IN WITNESS WHEREOF, Debtor has executed and delivered this Note effective as of the date first set forth above.

                                          ARBY'S RESTAURANT HOLDING
                                          COMPANY, a Delaware corporation


                                           By
                                           Printed Name
                                           Its




01/518087.02
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FFCA No. 8000-
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                                      5

                                   EXHIBIT C

                             FORM OF DEED OF TRUST




01/514412.5
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
                                DEED OF TRUST,
                        ASSIGNMENT OF RENTS AND LEASES
                                      AND
                              SECURITY AGREEMENT

      THIS  DEED OF  TRUST,  ASSIGNMENT  OF  RENTS  AND  LEASES  AND  SECURITY
AGREEMENT  (this "Deed of Trust") is made as of           , 199   among ARBY'S
RESTAURANT HOLDING  COMPANY, a Delaware  corporation ("Debtor"), whose address
is 1000 Corporate Drive, Fort Lauderdale, Florida 33334,           ,         ,
           ("Trustee"), whose address is                   , and FFCA MORTGAGE
CORPORATION, a Delaware corporation ("Beneficiary"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                            PRELIMINARY STATEMENT:

      The capitalized terms used in this Deed of Trust, if not elsewhere defined herein, have the meanings set forth in Article I. Debtor holds [fee simple interest in the Site] [a leasehold estate in the Land and owns the Improvements], subject to Permitted Exceptions. Debtor is executing this Deed of Trust for the purpose of granting the interest of Debtor in and to the Trust Estate (as defined in the Granting Clauses below) as security for the obligations arising under the promissory note dated as of even date herewith, and any amendments thereto or extensions or modifications thereof, in the original principal amount of $ executed by Debtor and payable to Beneficiary with respect to the Site (the "Note"), the other Notes and the other Loan Documents. Except as otherwise provided in Section 5 of the Loan Agreement, the Trust Estate shall be and remain subject to the lien of this Deed of Trust and shall constitute security for the Note, the other Notes and the other Loan Documents, so long as Debtor's obligations thereunder remain outstanding.

                               GRANTING CLAUSES:

      Debtor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by these presents does hereby create a security interest in, mortgage, grant, bargain, sell, assign, pledge, give, transfer, set over and convey unto Trustee and to its successors and assigns IN TRUST WITH POWER OF SALE,



01/515466.3
FFCA No. 8100-
Unit No.
city, state
08/11/96
for the benefit and security of Beneficiary, all of Debtor's estate, right, title and interest in, to and under any and all of the following property (the "Trust Estate"), subject only to Permitted Exceptions:

Site, Rents and Derivative Interests

      The Site; all rents, issues, profits, royalties, income and other benefits derived by Debtor from the Site (collectively, the "Rents"); to the extent permitted by the applicable lease or sublease, all estate, right, title and interest of Debtor in and to all leases or subleases covering the Site or any portion thereof now or hereafter existing or entered into, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature; all right, title and interest of Debtor in and to any greater estate in the Site owned or hereafter acquired; all interests, estate or other claims, both in law and in equity, which Debtor now has or may hereafter acquire in the Site; all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights and shares of stock evidencing the same; all right, title and interest of Debtor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Site and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Site;

Personal Property

      All right, title and interest of Debtor in and to all tangible personal property now owned or hereafter acquired by Debtor which is now or at any time hereafter located on or at the Site and used or intended for use in connection therewith, including, without limitation, all fixtures, building materials stored on the Site, goods, machinery, tools, equipment (including fire sprinklers and alarm systems, air conditioning, heating and refrigerating equipment, equipment for electronic monitoring, entertainment, recreation, window or structural cleaning, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), all indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), books, records, manuals, computer systems, communication systems, wall safes (other than the contents thereof), furnishings, appliances, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and maintenance and other supplies located at the Site (the "Personal Property"). Subject to the provisions of Section 3.03, Personal Property shall not include Equipment at the Site, if applicable, until such time as Debtor satisfies all of its obligations under the Equipment Note and the Equipment Security Agreement;




01/515466.3
FFCA No. 8100-
Unit No.
city, state
08/11/96
                                      2

Intangibles

      To the extent permitted by applicable law or the applicable contract or agreement, all of Debtor's interest in all existing and future accounts, contract rights, general intangibles, files, books of account, agreements, license agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, construction, operation, servicing or management of the Trust Estate, whether now existing or entered into or obtained after the date hereof, and all existing and future telephone numbers and listings in any way relating to the Trust Estate or any portion thereof; and

Claims and Awards

      All the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Debtor now has or may hereafter acquire in the Trust Estate, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages, and subject to the provisions of this Deed of Trust, upon and during the continuance of an Event of Default, Debtor hereby authorizes, directs and empowers Beneficiary, at its option, on Debtor's behalf, or on behalf of the successors or assigns of Debtor, to adjust, compromise, claim, collect and receive such proceeds and to give proper receipts and acquittances therefor.

      Together with all proceeds and products of the foregoing.

      TO HAVE AND TO HOLD the Trust Estate hereby granted or mortgaged or intended to be granted or mortgaged, unto Trustee, and its successors in trust, heirs and assigns.

      THIS DEED OF TRUST SHALL SECURE THE FOLLOWING INDEBTEDNESS AND
OBLIGATIONS:

            (i)   Payment of indebtedness evidenced by the Note and the other
      Notes;

            (ii) Payment of all other indebtedness and performance of all other obligations and covenants of Debtor contained in any Loan Document, any Longwood Document and/or any Tarpon Document, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby; and

            (iii) Payment of all other sums which may hereafter be owed by Debtor or their successors or assigns pursuant to the Loan Documents to Beneficiary or its successors or assigns.



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      It is the  intention  of the parties  hereto that the Trust Estate shall secure all indebtedness presently or hereafter owed Beneficiary by Debtor pursuant to the Loan Documents and that the priority of Beneficiary's security for all such indebtedness shall be controlled by the time of proper recording of this Deed of Trust. This paragraph shall serve as notice to all persons who may seek or obtain a lien on the Trust Estate subsequent to the date of recording of this Deed of Trust, that until this Deed of Trust is released, any debt owed Beneficiary by Debtor pursuant to the Loan Documents, including advances made subsequent to the recording of this Deed of Trust, shall be secured with the priority afforded this Deed of Trust as recorded.

      IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Note and the other Loan Documents are to be executed, delivered and secured and that the Trust Estate is to be held and disposed of by Trustee, upon and subject to the provisions of this Deed of Trust.

                                   ARTICLE I

                                 DEFINED TERMS

      Unless the context otherwise specifies or requires, the following terms shall have the meanings specified (such definitions to be applicable equally to singular and plural nouns and verbs of any tense):

      "Adjusted EBITDA" means with respect to Debtor for any period (a) Debtor's net income or net loss, as the case may be, before (i) provision or benefit for income taxes or charges equivalent to income taxes, (ii) Interest Expense, (iii) depreciation, and (iv) amortization, in each case allocable to such Site for such period, minus (b) the Royalty Fee (as described in Article III of the License agreement dated as of the date of this Deed of Trust between Arby's and Debtor with respect to the Site) payable during such period, all as determined in accordance with generally accepted accounting principles consistently applied, to the extent applicable.

      "Affiliate" has the meaning set forth in the Loan Agreement.

      "Arby's" means Arby's, Inc., a Delaware corporation.

      "Arby's Restaurant" means a fully equipped and operational restaurant in accordance with those standards adopted by Arby's on a system wide basis for restaurants commonly known as "Arby's".

      "ARDC" means Arby's Restaurant Development Corporation, a Delaware corporation.

      "Business Day" means any day on which banks are open for general banking business in each of the States of Arizona, New York, Illinois (or such other state where Beneficiary's payment account described in the Loan Agreement is, from time to time, located) and Florida



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(or such other state where  Debtor's chief  executive  office is, from time to time, maintained), other than a Saturday, Sunday, a legal holiday or any other day on which banks in such states are required or authorized by law to close.

      "Capital Lease" means any lease of any property (whether real, personal or mixed) by Debtor with respect to the Site which lease would, in conformity with generally accepted accounting principles consistently applied, be required to be accounted for as a capital lease on the balance sheet of Debtor.

      "Change of Control" means (a) the acquisition by any person or group (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than the Guarantor or any of its Affiliates, of more than 50% of the voting power or the voting stock of Debtor, whether voluntary or involuntary, by way of merger, consolidation, operation of law or otherwise and (b) any merger or consolidation of Debtor with ARDC. For purposes of clarity, Change of Control shall not be deemed to include any acquisition (whether voluntary or involuntary or by way of merger, consolidation, operation of law or otherwise) of the voting power or voting stock of any direct or indirect shareholder of Debtor.

      "Code" means the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

      "Debt" means, without duplication,  (i) indebtedness for borrowed money,
(ii) obligations evidenced by bonds, indentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles consistently applied, recorded as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

      "Deeds of Trust" has the meaning set forth in the Loan Agreement.

      "Dual Concept" means the operation at the Site of both an Arby's Restaurant and any other restaurant concept selected by Debtor.

      "Equipment" means the equipment, machinery and/or trade fixtures of Debtor used at the Site and described in the Equipment Security Agreement with respect to the Site.

      "Equipment Note" means that certain equipment promissory note dated as of the date of this Deed of Trust executed by Debtor and payable to Beneficiary with respect to financing for the Equipment.




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      "Equipment Notes" has the meaning set forth in the Loan Agreement.

      "Equipment Security Agreement" means the equipment security agreement dated as of the date of this Deed of Trust between Debtor and Beneficiary with respect to the Equipment at the Site, if applicable.

      "Equipment Security Agreements" has the meaning set forth in the Loan Agreement.

      "Event of Default" shall have the meaning set forth in Section 4.01.

      "Fixed Charge Coverage Ratio" means with respect to Debtor for any period, a fraction (a) the numerator of which is equal to the sum of (i) Debtor's Adjusted EBITDA allocable to the Site for such period plus (ii) any amounts included in the denominator referred to below that were charged against Adjusted EBITDA for such period, and (b) the denominator of which is equal to the sum of, without duplication, (i) the sum of the payments made by Debtor under the Note and, if applicable, the Equipment Note related to such Site for such period, (ii) the sum of scheduled principal payments of long-term Debt of Debtor allocable to such Site for such period, (iii) scheduled payments under any Capital Leases of Debtor allocable to such Site for such period, and (iv) Interest Expense of Debtor allocable to such Site for such period; provided, however, that such denominator shall not include any amounts payable or paid by Debtor, if any, pursuant to any ground lease[, including, without limitation, the Ground Lease,] with respect to such Site for such period.

      ["Ground Lease" means that certain lease of the Land dated as of between Ground Lessor and Debtor.

      "Ground Lessor" means                 , and its successors and assigns.]

      "Guarantor" means Triarc Companies, Inc., a Delaware corporation.

      "Guaranty" means that certain unconditional guaranty of payment and performance dated as of the date of this Deed of Trust executed by Guarantor for the benefit of Debtor with respect to the Site.

      "Hazardous Materials" has the meaning set forth in the Loan Agreement.

      ["Improvements" means all buildings, fixtures and other improvements now or hereafter located on the Land (whether or not affixed to the real estate).]

      "Interest Expense" means, for any period, the sum of all interest accrued or which should be accrued in respect of all Debt of Debtor with respect to the Site during such period (including interest attributable to Capital Leases in accordance with generally accepted accounting principles



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consistently  applied),  as determined in accordance  with generally  accepted accounting principles consistently applied.

      ["Land" means the parcel or parcels of real estate in , County, legally described in Exhibit A attached hereto, and all rights, privileges and appurtenances therewith.]

      "Loan Agreement" means the Loan Agreement dated as of     , 1996 between
Debtor and Beneficiary.

      "Loan Documents" has the meaning set forth in the Loan Agreement.

      "Longwood Documents" has the meaning set forth in the Loan Agreement.

      "Notes" has the meaning set forth in the Loan Agreement, including, without limitation, the Note, executed by Debtor and payable to Beneficiary pursuant to the Loan Agreement.

      "Permitted Exceptions" shall have the meaning provided in the Loan Agreement.

      "Person"  shall  mean  any  individual,   corporation,   trust,  limited
liability company, unincorporated organization, governmental authority or any other form of entity.

      "Restoration" means the restoration, replacement or rebuilding of the Site, or any part thereof, as nearly as possible to its value, condition and character immediately prior to any damage, destruction or Taking (as defined in Section 3.01 hereof).

      "Site" means [the parcel or parcels of real estate legally described in Exhibit A attached hereto, all rights, privileges and appurtenances therewith and all buildings, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to the real estate)] [Debtor's leasehold estate in the Land pursuant to the Ground Lease and Debtor's ownership interest in the Improvements].

      "State" means the state where the Site is located.

      "Substitute Documents" has the meaning set forth in the Loan Agreement.

      "Tarpon Documents" has the meaning set forth in the Loan Agreement.




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                                  ARTICLE II

                        REPRESENTATIONS, WARRANTIES AND
                              COVENANTS OF DEBTOR



      Debtor hereby represents, warrants, covenants and agrees as follows until this Deed of Trust has been discharged:

      Section 2.01. Payment of the Notes. Debtor shall punctually pay, or cause to be paid, the principal, interest and all other sums to become due in respect of the Note, this Deed of Trust or any other Loan Documents relating exclusively to the Site (the "Site Specific Documents").

      Section 2.02. Recording. Debtor shall, upon the execution and delivery hereof and thereafter from time to time, cause this Deed of Trust, each supplement, confirmation of and amendment to this Deed of Trust and any financing statements with respect thereto and each instrument of further assurance (collectively, the "Recordable Documents") to be filed, registered and recorded as may be required by law to publish notice and maintain the first security interest hereof upon the Trust Estate and to publish notice of and protect the validity of the Recordable Documents. Debtor shall, from time to time, perform or cause to be performed any other act and shall execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents) reasonably requested by Beneficiary or Trustee for carrying out the intention of, or facilitating the performance of, this Deed of Trust. If Debtor shall fail to comply with this Section within 10 Business Days after a written request by Beneficiary or Trustee, Trustee shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Debtor solely to comply therewith (including the execution, delivery and filing of such financing statements and other instruments), which appointment is coupled with an interest, but this sentence shall not prevent any failure by Debtor to comply with this Section from constituting an Event of Default after delivery of the notice and the passage of the applicable cure period set forth in
Section 4.01. To the extent permitted by law, Debtor shall pay or cause to be paid recording taxes and fees incident thereto and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance and the Note.

      Section 2.03. Use; Cessation. (a) Subject to the provisions of subsection (b) below, Debtor shall use and operate (or lease for use and operation) the Trust Estate at all times principally for the operation of an Arby's Restaurant or a Dual Concept. Debtor shall not, by itself or through any lease, management agreement, operating agreement or other agreement pertaining to the conduct of business at the Site, convert the Site to an alternative use without Beneficiary's consent, which consent shall not be unreasonably withheld.

      (b) Without limiting Debtor's right to cease operation of business at the Site following damage or destruction to the Site or a Taking, provided Debtor diligently proceeds with the Restoration to the extent required under
Article III, Debtor may voluntarily cease diligent operation of business at the Site for a period not to exceed 90 days (the "Cessation Period") once within any five-year period while this Deed of Trust is in effect. If Debtor does discontinue



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operation  pursuant to this Section,  Debtor shall (i) give written  notice to
Beneficiary 30 days prior to the day Debtor ceases operation (no such advance notice is required if the discontinuance is a result of damage or destruction to the Site or a Taking), (ii) provide adequate protection and maintenance of the Trust Estate during the Cessation Period and (iii) if the Site is to be reopened, pay all costs necessary to restore the Trust Estate to its condition on the day operation of the business ceased at such time as the Trust Estate is reopened for Debtor's business operations or other substituted use approved by Beneficiary as contemplated above. Notwithstanding anything herein to the contrary, Debtor shall pay monthly the principal and interest due under the Note, for the Site during any period in which Debtor discontinues operation. If Debtor shall fail to recommence diligent operation of its business on the Trust Estate on or prior to the end of the Cessation Period, such failure shall be an Event of Default and shall entitle Beneficiary to immediately exercise its remedies set forth herein; provided, however, if, prior to the end of the Cessation Period, Debtor delivers a notice of election to substitute or defease the Site pursuant to Section 5 of the Loan Agreement, Debtor's failure to recommence diligent operation of its business at the Trust Estate prior to the end of the Cessation Period shall not constitute an Event of Default unless Debtor fails to complete such substitution or defeasance in accordance with the requirements of Section 5 of the Loan Agreement within 90 days of the delivery to Beneficiary of the notice of election to substitute or defease (unless delayed by reasons not within Debtor's reasonable control, in which case such 90-day period shall be extended (but in no event more than an additional 60 days beyond such 90-day period) provided Debtor is continuing to proceed diligently and in good faith to complete such substitution or defeasance). As used herein, the term "Cessation Period" shall refer only to the period during which Debtor voluntarily ceases operation of business at the Site as provided in this Section.

      Section 2.04. Maintenance and Repair. Debtor shall (i) promptly repair, restore, replace or rebuild, subject to the provisions of this Deed of Trust, any portion of the Trust Estate which may become damaged or in need of repair to at least equal value and of substantially the same character (to the extent permitted by law) as prior to such damage or circumstance giving rise to the need for repair (except where Restoration is excused hereunder in the case of a casualty or condemnation); (ii) maintain the Trust Estate in good condition and repair, subject to reasonable and ordinary wear and tear, free from actual or constructive waste; (iii) [subject to the terms of the Ground Lease,] operate, remodel, update and modernize the Trust Estate in accordance with those standards adopted by Arby's on a system-wide basis for operators of Arby's Restaurants or Dual Concepts, as applicable, with such remodeling and modernizing also being undertaken in accordance with the Arby's nationwide timing schedule for such activities; (iv) pay all operating costs of the Trust Estate in the ordinary course of business; (v) refrain from any action or correct any condition which would materially increase the risk of fire or hazard to the Trust Estate or any portion thereof except in the ordinary course of business; and (vi) comply with all agreements, contracts, easements, restrictions, covenants and encumbrances affecting the Trust Estate or any part thereof or the ownership, occupancy or use thereof except where the failure to comply would not have a Material Adverse Effect.



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      Section 2.05.  After-Acquired Property. All right, title and interest of
Debtor in and to all improvements, alterations, substitutions, restorations and replacements of, and all additions and appurtenances to, the Trust Estate hereafter acquired by Debtor, immediately upon such acquisition and without any further granting by Debtor, shall become part of the Trust Estate and shall be subject to the lien hereof fully, completely and with the same effect as though now owned by Debtor and specifically described in the Granting Clauses hereof, subject, however, to the Permitted Exceptions. Debtor shall execute and deliver to Trustee any further assurances, mortgages, grants, conveyances or assignments thereof as the Trustee may reasonably require to subject the same to the lien hereof.

      Section 2.06. Taxes. (a) Debtor shall do or cause to be done everything necessary to preserve the lien hereof without expense to Trustee, including, without limitation, paying and discharging or causing to be paid and discharged, whether or not payable directly by Debtor or subject to withholding at the source, unless Debtor shall contest the amount or validity thereof in accordance with subsection (b), (i) all taxes, assessments, levies, fees, water and sewer rents and charges and all other governmental charges with respect to the Site as provided in Section 10 of the Loan Agreement, and
(ii) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Trust Estate, unless the same constitute Permitted Exceptions.

      (b) Debtor may, at its own expense, contest or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence and against which adequate reserves in accordance with generally accepted accounting principles are being maintained, the amount or validity or application, in whole or in part, of any item specified in subsection (a) or lien therefor, provided that neither the Trust Estate nor any interest therein would be in any imminent danger of being sold, forfeited or lost by reason of such proceedings.

      Section 2.07. Insurance. Debtor shall maintain or cause to be maintained with respect to the Trust Estate, at no expense to Beneficiary or Trustee, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as is customary for similar properties in similar locations and which Beneficiary may reasonably require from time to time:

            (i) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Site is in a location designated by the Federal Secretary of Housing and Urban Development as a flood hazard area), earthquake (if the Site is in an area where mortgage lenders customarily require the owners of similar properties to maintain earthquake insurance), boiler explosion (if there is any boiler upon the Site), sprinkler damage (if the Site has a sprinkler system), all matters covered by a standard extended coverage endorsement and special coverage endorsement commonly known as an "all risk" endorsement and such



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      other risks as Beneficiary  may reasonably  require,  insuring the Trust
      Estate (excluding footings and foundations) for not less than 100% of their full insurable replacement cost.

            (ii) Comprehensive general liability and property damage insurance, including a products liability clause, covering Beneficiary and Debtor against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Trust Estate or adjoining ways, streets or sidewalks and, if applicable, insurance covering Beneficiary against liability arising from the sale of liquor, beer or wine on the Site. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Debtor's obligations under Section 6.13 hereof to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of either Debtor or Beneficiary because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Beneficiary may reasonably require from time to time, and shall be of form and substance reasonably satisfactory to Beneficiary.

            (iii) Business interruption insurance equal to 100% of the principal and interest payable under the Note for a period of not less than 12 months.

            (iv) State Worker's compensation insurance in the statutorily mandated limits, employer's liability insurance with limits not less than $500,000.00 or such greater amount as Beneficiary may from time to time reasonably require, and such other insurance as may be necessary to comply with applicable laws; provided, however, to the extent permitted by applicable law, Debtor may provide, or cause to be provided, the insurance required by this subsection by self-insurance.

      All insurance policies shall:

            (i) In the case of property insurance, provide for a waiver of subrogation by the insurer as to claims against Beneficiary, its employees and agents;

            (ii) Provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Debtor, its officers, directors, employees or agents;

            (iii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Beneficiary and that the insurance policy shall not be brought into contribution with insurance maintained by Beneficiary;




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            (iv)  Contain a  standard  without  contribution  mortgage  clause endorsement in favor of Beneficiary and any other lender designated by Beneficiary;

            (v) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least thirty (30) days' prior written notice to Beneficiary and to any lender covered by any standard mortgage clause endorsement;

            (vi) Not contain a provision that the insurer shall have the right to restore the Site if Beneficiary elects to terminate this Deed of Trust in accordance with the terms hereof;

            (vii) Provide that the insurer shall not deny a claim because of the negligence of Debtor; and

            (viii) Be issued by insurance companies which are rated A-:VI or better by Best's Insurance Guide or otherwise reasonably approved by Beneficiary.

      It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Debtor for its acts or omissions as provided in this Deed of Trust. All insurance policies (with the exception of worker's compensation insurance to the extent not available under statutory law) shall designate Beneficiary as additional insured as its interests may appear and shall, in the case of property insurance, be payable as set forth in Article III hereof. All such policies shall be written as primary policies, with deductibles not to exceed 10% of the amount of coverage. Any other policies, including any policy now or hereafter carried by Beneficiary, shall serve as excess coverage. Debtor shall procure policies for all insurance for periods of not less than one year and shall provide to Beneficiary certificates of insurance or, upon Beneficiary's request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Deed of Trust is in effect at all times.

      Section 2.08. Impound Account. Upon and during the continuance of an Event of Default resulting from Debtor's failure to perform the terms and covenants of Sections 2.06 or 2.07, Beneficiary may require Debtor to pay to Beneficiary sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and/or insurance premiums with respect to the Site. Upon such requirement, Beneficiary will estimate the amounts needed for such purposes and will notify Debtor to pay the same to Beneficiary in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Deed of Trust. Should additional funds be required at any time, Debtor shall pay the same to Beneficiary on demand. Debtor shall advise Beneficiary of all taxes and insurance bills which are due and shall cooperate fully with Beneficiary in assuring that the same are paid. Beneficiary may deposit all impounded funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Beneficiary. Interest or other gains from such funds, if any, shall be the sole property of



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Beneficiary.  Upon and during  the  continuance  of such an Event of  Default,
Beneficiary may apply all impounded funds against any sums due from Debtor to Beneficiary. Beneficiary shall give to Debtor an annual accounting showing all credits and debits to and from such impounded funds received from Debtor.

      Section  2.09.   Advances  by  Trustee  and  Beneficiary.   Trustee  and
Beneficiary may make advances to perform any of the covenants contained in this Deed of Trust on Debtor's behalf, after notice and the opportunity to cure as provided in this Deed of Trust (except in the case of an emergency as determined by Beneficiary in its sole discretion), and all sums so advanced shall be secured hereby prior to the Note. Debtor shall repay on demand all sums so advanced with interest thereon at the rate of 18% per annum (or the highest rate permitted by law, whichever is less), such interest to be computed from and including the date of the making of such advance to and including the date of such repayment.

      Section 2.10. Restriction on Transfer and Encumbrance. Except as expressly permitted by the Loan Agreement or this Deed of Trust, Debtor shall not, without the prior written consent of Beneficiary (which consent shall not be unreasonably withheld, conditioned or delayed), sell, lease, convey, pledge, mortgage, assign, transfer, encumber or grant any consensual easements or other rights or interests of any kind in the Trust Estate or any of Debtor's rights under the Loan Documents or permit a Change of Control, except for sales, assignments and transfers of tangible Personal Property and/or
Equipment at the Site in the ordinary course of business that, in the reasonable judgment of Debtor, is not necessary (after giving effect to any Personal Property and/or Equipment that replaces it) to operate the Site as an Arby's Restaurant or Dual Concept, as the case may be, in accordance with those standards adopted by Arby's on a system- wide basis for operations of Arby's Restaurants or Dual Concepts (collectively, "Transfers"); provided, however, Debtor may lease the Site to a franchisee of Arby's. With respect to any lease of the Site to a franchisee which is an Affiliate of Debtor, such lease shall be subordinate to this Deed of Trust. With respect to any lease of the Site to a franchisee which is not an Affiliate of Debtor, such lease shall also be subordinate to this Deed of Trust but Beneficiary shall deliver to such lessee a non-disturbance agreement in a form reasonably requested by such lessee which provides that notwithstanding that such lease is subordinate to this Deed of Trust that Beneficiary shall not, as a result of Beneficiary exercising its remedies hereunder, disturb lessee's use and occupancy of the Site for so long as lessee performs the terms and conditions of its lease, provided such lease (i) shall not contain terms and conditions which are inconsistent in any material respect with those of this Deed of Trust and shall provide that in the event of a conflict between the terms and conditions of this Deed of Trust and such lease that the terms and conditions of this Deed of Trust shall govern and (ii) shall not relieve Debtor from its obligations under the Deed of Trust or Guarantor from its obligations under the Guaranty.




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                                  ARTICLE III

                POSSESSION, USE AND RELEASE OF THE TRUST ESTATE

      Section 3.01. Casualty or Condemnation. Debtor, promptly upon obtaining knowledge of any casualty to any portion of the Trust Estate with an estimated repair cost of greater than $50,000.00 or of any proceeding or negotiation for the taking of all or any portion of the Trust Estate in condemnation or other eminent domain proceedings, shall notify Trustee and Beneficiary of such casualty, proceeding or negotiation, generally describing the nature and extent of such casualty, proceeding or negotiation. Any award, compensation or other payment resulting from such casualty or condemnation or eminent domain proceeding, as applicable, shall be applied as set forth below. Trustee and Beneficiary may participate in any condemnation or eminent domain proceeding, and Debtor will deliver or cause to be delivered to Trustee and Beneficiary all instruments reasonably requested by Trustee and Beneficiary regarding any such proceeding.

            (a) Casualty. (i) No damage to or destruction of the Trust Estate shall relieve Debtor of its obligation to pay any monetary sum due under the Loan Documents at the time and in the manner provided in the Loan Documents.

            (ii) In the event of any damage to or destruction of the Trust Estate or any part thereof, Debtor, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its expense, shall promptly commence and complete the Restoration. Notwithstanding the foregoing, Debtor shall not be required to commence and complete such Restoration if, within 30 days of the damage or destruction to the Trust Estate, Debtor delivers a notice of substitution or defeasance with respect to the Site pursuant to Section 5 of the Loan Agreement, and, within 90 days of such delivery, Debtor completes such substitution or defeasance in accordance with the requirements of Section 5 of the Loan Agreement (unless delayed by reasons not within Debtor's reasonable control, in which case the 90-day period shall be extended during such period (but in no event more than an additional 60 days beyond such 90-day period) that Debtor is diligently and in good faith proceeding to complete such substitution or defeasance).

            (iii) Insurance proceeds paid on account of any damage to or destruction of the Trust Estate or any part thereof of less than $100,000.00 shall be held by Debtor. Insurance proceeds paid on account of any damage or destruction of the Trust Estate or any part thereof of $100,000.00 or more shall be held and disbursed by Beneficiary as contemplated by the following sentences. Insurance proceeds held by Beneficiary, less the reasonable costs, fees and expenses incurred by Beneficiary and Debtor in the collection thereof, including, without limitation, adjuster's fees and expenses and attorneys' fees and expenses (the "Net Insurance Proceeds"), shall be held and disbursed



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      by Beneficiary as the Restoration  progresses to pay or reimburse Debtor for the cost of the Restoration upon written request of Debtor accompanied by an officer's certificate to such officer's knowledge to the effect that (w) the Restoration is in compliance in all material
      respects  with  all  applicable  laws,  regulations,   restrictions  and
      requirements, whether governmental or private, (x) the amount requested has been paid or is then due and payable and is properly a part of such cost, (y) there are no mechanics' or similar liens for labor or materials theretofore supplied in connection with the Restoration except for Permitted Exceptions, and (z) the balance of such Net Insurance Proceeds (together with all additional amounts as may be deposited by Debtor with Beneficiary for such purpose) after making the payment requested will be sufficient to pay the balance of the cost of the Restoration. Upon receipt by Beneficiary of an officer's certificate to such officer's knowledge to the effect that the Restoration has been completed and the cost thereof paid in full, and that there are no
      mechanics'  or  similar  liens  for  labor  or  materials   supplied  in
      connection therewith, the balance, if any, of such Net Insurance Proceeds shall be paid to Debtor.

            (b) Eminent Domain. (i) In case of a taking of all or any part of the Trust Estate or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement among Beneficiary, Debtor and those authorized to exercise such right ("Taking"), Debtor shall file and prosecute on behalf of Beneficiary and Debtor any and all claims for an award, and all awards and other payments on account of a Taking of $100,000.00 or more shall be paid to and held by Beneficiary in a non-interest bearing, non-segregated account (with awards of less than $100,000.00 being paid to and held by Debtor and applied as contemplated below).

            (ii) In case of a Taking of the whole of the Trust Estate, other than for temporary use ("Total Taking"), the Loan Documents shall remain in full force and effect; provided, however, if, upon application of the Net Award (as defined below) pursuant to subsection (v)(x) below and application of other amounts paid by Debtor (it being agreed that Debtor shall have the right, in the case of a Total Taking, to prepay the Note in full without premium or penalty), the outstanding principal amount of the Note and accrued interest thereon without prepayment penalty or premium and all other sums due under this Deed of Trust and the Note with respect to the Site are paid in full, the Note shall be deemed satisfied and this Deed of Trust released.

            (iii) In case of a Taking of less than all of the Trust Estate other than for a temporary use ("Partial Taking"), the Loan Documents shall remain in full force and effect. Debtor, whether or not the awards or payments, if any, on account of such Partial Taking shall be sufficient for the purpose (but provided they are made available by Beneficiary for such purpose), at its own cost and expense, will promptly commence



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      and  complete  the  Restoration;  provided,  however,  that in case of a
      Partial Taking of such a substantial part of the Trust Estate as shall result in the Trust Estate remaining after such Partial Taking being unsuitable for use as an Arby's Restaurant or Dual Concept, as evidenced by the certificate delivered pursuant to this Deed of Trust to Beneficiary (the "Certification") pursuant to which Debtor shall certify to Beneficiary that the remainder of the Site is not useable and cannot using commercially reasonable efforts be made useable for the purposes
      provided   herein,   such  Taking  shall  be  deemed  a  Total   Taking.
      Notwithstanding the foregoing, Debtor shall not be required to commence and complete the Restoration if, within 30 days after a Partial Taking Debtor delivers a notice of substitution or defeasance with respect to the Site pursuant to Section 5 of the Loan Agreement, and within 90 days of the delivery of such notice, Debtor completes such substitution or defeasance in accordance with the requirements of Section 5 of the Loan Agreement (unless delayed by reasons not within Debtor's reasonable control, in which case the 90-day period shall be extended during such period (but in no event more than an additional 60 days beyond such 90-day period) that Debtor is diligently and in good faith proceeding to complete such substitution or defeasance).

            (iv) In case of a temporary use of the whole or any part of the Trust Estate by a Taking, the Loan Documents shall remain in full force and effect without any reduction of any monetary sum payable under these Loan Documents. In any proceeding for such Taking, Beneficiary shall have the right to intervene and participate; provided that, if such intervention and participation shall not be permitted, Debtor shall consult with Beneficiary, its attorneys and experts, and make all reasonable efforts to cooperate with Beneficiary in the prosecution or defense of such proceeding. At the termination of any such use or occupation of the Trust Estate, Debtor will, at its own cost and expense, promptly commence and complete the Restoration. Notwithstanding the foregoing, Debtor shall not be required to commence and complete the Restoration if, within 30 days after the termination of such Taking, Debtor delivers a notice of substitution or defeasance with respect to the Site pursuant to Section 5 of the Loan Agreement, and within 90 days of the delivery of such notice, Debtor completes such substitution or defeasance in accordance with the requirements of Section 5 of the Loan Agreement (unless delayed by reasons not within Debtor's reasonable control, in which case the 90- day period shall be extended during such period (but in no event more than an additional 60 days beyond such 90-day period) that Debtor is diligently and in good faith proceeding to complete such substitution or defeasance).

            (v) Awards and other payments on account of a Taking [(excluding amounts payable to Ground Lessor under the Ground Lease in respect to the Land)], less the reasonable costs, fees and expenses incurred by Beneficiary and Debtor in connection with the collection thereof, including, without limitation, fees and expenses of attorneys, experts and other professionals (the "Net Award"), shall be applied as follows:




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                  (x)   Net Awards received on account of a Total Taking shall
            be allocated as follows:

                        (aa) there shall be paid to the  Beneficiary an amount
                  equal to the sum of the outstanding indebtedness secured by this Deed of Trust with respect to the Site, including, without limitation principal and interest under the Note and funds advanced by Beneficiary hereunder, but without prepayment penalty or premium, all as of the date on which such payment is made, and such amount shall be applied to such outstanding indebtedness of the Note; and

                        (bb)  any remaining balance shall be paid to Debtor.

                  (y) Net Awards received on account of a Partial Taking shall be applied as follows: (i) toward the cost of the Restoration, such application of Net Awards and other payments to be made substantially in the manner provided in Section 3.01(a)(iii) of this Deed of Trust; (ii) there shall then be paid to Beneficiary, as the holder of this Deed of Trust, an amount equal to that portion of any unpaid principal amount of the Note, and any interest accrued thereon, bearing the same relationship to the total unpaid principal amount of the Note, and any interest accrued thereon, all as of the date on which such payment is made, as the square footage in the Site taken on account of such Partial Taking, bears to the total square footage in the Site prior to such Partial Taking, and such amount shall be applied to the outstanding indebtedness of the Note and the Note shall be reamortized over the remaining term of the Note; and (iii) any remaining balance shall then be paid to Debtor.

                  (z) Net Awards received on account of a Taking for temporary use shall be paid to Debtor; provided, however, that, if any portion of any such award or payment is made by reason of any damage to or destruction of the Trust Estate, such portion shall be held and applied as provided in Section 3.01(a)(iii) hereof.

            (c) Prosecution and Application of Proceeds/Awards following an Event of Default. Notwithstanding the foregoing, upon and during the continuance of an Event of Default, Beneficiary is hereby authorized and empowered, in the name and on behalf of Debtor and otherwise, to file and prosecute Debtor's claim, if any, for an award on account of any Taking or insurance proceeds payable on account of any damage or destruction to the Trust Estate, and to collect such award or proceeds and apply the same, after deducting all reasonable costs, fees and expenses incident to the collection thereof, to the curing of any continuing Event of Default as Beneficiary may determine in its sole discretion.



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      [The foregoing  provisions of this Article III shall apply to the extent they do not result in breach or default under the Ground Lease. No amendment to the Ground Lease which impairs Beneficiary's interest in the Trust Estate, including without limitation, a reduction in the term of the Ground Lease or cancellation or surrender of the Ground Lease, shall be made without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld by Beneficiary (or following the Securitization, the master or special servicer (provided that the consent of security holders in the Securitization is not required)).]

      Section 3.02. Beneficiary's Power. At any time, or from time to time, without liability therefor, Beneficiary, without affecting the personal liability of any entity for payment of the obligations secured by this Deed of Trust or the effect of this Deed of Trust upon the remainder of said Trust Estate, may from time to time without notice (i) release any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof,
(v) release any entity so liable, (vi) extend the maturity or alter any of the terms of any obligations secured by this Deed of Trust, (vii) grant other indulgences, (viii) take or release any other or additional security for any obligation herein mentioned, (ix) make compositions or other arrangements with debtors in relation thereto, or (x) advance additional funds to protect the security hereof and pay or discharge the obligations secured by this Deed of Trust of Debtor hereunder, in each case as provided in this Deed of Trust, and all amounts so advanced shall be secured hereby and shall be due and payable upon demand by Beneficiary.

      Section 3.03. Release. (a) Beneficiary agrees that promptly after any Transfer permitted by Section 2.10 hereof, it shall release from the liens created under the Loan Documents (including without limitation, this Deed of Trust) any Personal Property (including, to the extent applicable, Equipment that is at such time included within the defined term Personal Property), that is so transferred upon (i) the acquisition by Debtor of Personal Property in replacement therefor free and clear of all liens, except Permitted Exceptions and the lien of this Deed of Trust and the corresponding UCC-1 Financing Statements or (ii) the acquisition or lease by Debtor of Personal Property in replacement therefor that is subject to a purchase money security interest, lease or other Lien in favor of a third party or (iii) the determination in the reasonable judgment of the Debtor that such transferred Personal Property is not necessary to operate the Site as an Arby's Restaurant or Dual Concept, as the case may be, in accordance with those standards adopted by Arby's on a system-wide basis for operations of Arby's Restaurants or Dual Concepts, as the case may be, so that replacement Personal Property is not necessary;
provided, however, that in the case of clauses (ii) and (iii), the Debtor shall have prepaid the Note without premium or penalty and otherwise in accordance with the requirements for prepayment set forth in the Loan Agreement by an amount equal to the then outstanding principal balance of the Note multiplied by a fraction whose numerator is the fair market value of the Personal Property replaced at the time of replacement and whose denominator is the fair market value of the Site (including the Personal Property) at such time, which fair market value shall be reasonably determined by Debtor and either Beneficiary or the master or special servicer



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following the Securitization (as defined in the Loan Agreement); provided that such master or special servicer is permitted to make such determination without obtaining the consent of security holders in the Securitization (otherwise the determination shall be made by Debtor alone acting in good faith).

      (b) Beneficiary shall promptly deliver such documents, including UCC-3 termination statements, reasonably requested by Debtor to effect the releases contemplated by this Section. Personal Property or Equipment released pursuant to this Section 3.03 shall no longer be deemed Personal Property or Equipment for any and all purposes of the Loan Documents.


                                  ARTICLE IV

                        EVENTS OF DEFAULT AND REMEDIES

      Section 4.01. Events of Default. (a) Subject to the limitations set forth in subsections (b) and (c) of this Section, if one or more of the following events shall have occurred and be continuing, such event or events shall constitute an Event of Default by Debtor:

            (1) If Debtor fails to pay when due any amount under the Site Specific Documents;

            (2) If any representation or warranty of Debtor contained in this Deed of Trust was false in any material respect when made, or if Debtor renders pursuant to this Deed of Trust any statement or account that is false in any material respect;

            (3) If [(a)] Debtor fails to keep or perform in any material respect any of the terms, covenants or provisions of this Deed of Trust, the Note, the Equipment Note[,][ or] the Equipment Security Agreement [or (b) an event of default or a default (after the expiration of the applicable notice and cure period under any document creating the leasehold estate of Debtor in the Land, including, without limitation, the Ground Lease];

            (4) If the Site has been operated as an Arby's Restaurant or Dual Concept for at least two years immediately prior to the date hereof, if on September 30 of any year prior to the termination of this Deed of Trust (the "Testing Date") the Fixed Charge Coverage Ratio for the Site for the preceding four fiscal quarter period is less than 1.25:1; or

            (5) If the Site was in operation as an Arby's Restaurant or Dual Concept for less than two years as of the date hereof, if the Fixed Charge Coverage Ratio for the Site on:




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                  (i)  the   September   30   immediately   after  the  second
            anniversary of the date that such Site became operational as an Arby's Restaurant or Dual Concept for the preceding four fiscal quarter period is less than 1.15:1 with respect to the Site;

                  (ii) the September 30 immediately after the third anniversary of the date that such Site became operational as an Arby's Restaurant or Dual Concept for the preceding four fiscal quarter period is less than 1.20:1 with respect to the Site; or

                  (iii)  the  September  30   immediately   after  the  fourth
            anniversary of the date that such Site became operational as an Arby's Restaurant or Dual Concept (and each September 30 thereafter) for the preceding four fiscal quarter period is less than 1.25:1 with respect to the Site.

            (6)   An Event of Default (as defined in the Loan Agreement).

      (b) If any event occurs pursuant to subsection (a)(1) above, such event shall not constitute an Event of Default and Beneficiary shall not be entitled to exercise its remedies set forth below unless and until Beneficiary shall have given Debtor notice thereof and a period of 10 days from the delivery of such notice shall have elapsed without such event being cured; provided, however, if Debtor shall fail to pay when due any amount under the Note, this Deed of Trust or any other Loan Document, all principal and interest and other sums due under the Loan Documents shall bear interest at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate") from and after the first day after the due date, without regard to when an Event of Default would otherwise be deemed to occur, until such sum and all other sums due hereunder as a result of such failure are paid, and the Default Rate shall continue to apply following a judgment in favor of Beneficiary under the Loan Documents.

      (c) If any event described in subsection (a)(2) or (3)[(a)] above shall occur, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein (and Beneficiary shall not be entitled to exercise its remedies set forth below), unless and until Beneficiary shall have given Debtor notice thereof and a period of 30 days shall have elapsed, during which period Debtor may correct or cure such event, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If such event described in subsection (a)(2) or (3)[(a)] cannot reasonably be cured within such 30-day period, and Debtor is diligently pursuing a cure of such event, then Debtor shall have a reasonable period to cure such event, which shall in no event exceed 180 days after receiving notice of the default from Beneficiary, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind.




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      (d) If any event  described in subsection  (a)(4) or (a)(5) shall occur, then such event shall not constitute an Event of Default hereunder if, within 120 days of the applicable Testing Date for which the event described therein occurred, either:

                  (i) Debtor shall have prepaid  such  outstanding  balance of the Note corresponding to the Site as is required to achieve a Fixed Charge Coverage Ratio for the Site for the preceding four fiscal quarters of 1.15:1 (if the prepayment occurs as a result of an event described in subsection (a)(5)(i)), 1.20:1 (if the prepayment occurs as a result of an event described in subsection
            (a)(5)(ii)), or 1.25:1 (if the prepayment occurs as a result of an event described in subsection (a)(4) or (a)(5)(iii)), which prepayment shall be made without premium or penalty and the Note shall be reamortized over the remaining term of such Note;

                  (ii) Debtor shall have substituted (or shall be in the process of diligently proceeding to substitute), subject to the terms and conditions of Section 5 of the Loan Agreement, a Substitute Site for the Site, which Substitute Site has a Fixed Charge Coverage Ratio as of the date of substitution of at least 1.15:1 (if the substitution occurs as a result of an event described in subsection (a)(5)(i)), 1.20:1 (if the substitution occurs as a result of an event described in subsection
            (a)(5)(ii)), or 1.25:1 (if the substitution occurs as a result of an event described in subsection (a)(4) or (a)(5)(iii)); or

                  (iii) Debtor shall have defeased (or be in the process of diligently proceeding to defease) the Note, subject to the terms and conditions of Section 5 of the Loan Agreement.

      (e) Notwithstanding anything to the contrary contained herein, at any time during the pendency of the cure period described in the preceding subsection (c), but in no event later than 60 days prior to the end of the 180-day period provided in the preceding subsection (c), Debtor shall have the right to notify Beneficiary of Debtor's election to either substitute a Substitute Site for the Site or defease the Note and corresponding Equipment Note with respect to the Site. Each substitution and defeasance shall be subject to the terms and conditions of Section 5 of the Loan Agreement, except as otherwise set forth in this subsection. During the pendency of such substitution or defeasance, but subject to the time limitation set forth below, no Event of Default as a result of the event described in subsection
(c) which is the basis for the substitution or defeasance shall be deemed to have occurred. Debtor shall proceed diligently and in good faith to satisfy the terms and conditions of the substitution or defeasance. If the substitution or defeasance is not completed within 90 days of the delivery of Debtor's notice of substitution or defeasance (unless delayed by reasons not within Debtor's reasonable control, in which case the 90-day period shall be extended during such period (but in no event beyond the earlier to occur of 60 days after such 90-day period and the end of the 180 day period provided in subsection (c)) provided that Debtor is diligently and in good faith proceeding to complete such substitution



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or defeasance),  the cure period provided in subsection (c) shall be deemed to have expired and, unless the event which is the basis for the substitution or defeasance has been otherwise cured, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind.

      (f) With respect to the notice set forth in subparagraphs (b) and (c) above, such notice may be provided or given by a filing of an appropriate pleading or paper with respect to any case under the Code involving Debtor in a court or courts of competent jurisdiction, including, by way of example and not limitation, a notice or other pleading filed pursuant to Section 546(b) of the Code.

      Section 4.02. Remedies. Upon and during the continuance of an Event of Default, Beneficiary may declare all obligations payable under the Site
Specific Documents and, in the case of an Event of Default under Section 4.01(a)(6), all other obligations secured by this Deed of Trust, to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise provided herein, and, to the extent permitted by applicable law, Debtor hereby waives notice of intent to accelerate the obligations secured by this Deed of Trust. The obligations so declared to become due and payable are referred to as the "Accelerated Obligations." Furthermore, upon and during the continuance of an Event of Default Beneficiary may:

            (i) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate or any part thereof and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, take any action described herein, sue for or otherwise collect the Rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys' fees, upon any Accelerated Obligations, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the taking of any action described herein, the collection of such Rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of default or invalidate any act done in response to such Event of Default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application of rents, issues or profits, Beneficiary shall be entitled to exercise every right provided for in any of the Site Specific Documents or by law upon and during the continuance of any Event of Default, including the right to exercise the power of sale herein conferred;




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            (ii) Commence an action to foreclose this Deed of Trust, appoint a receiver, specifically enforce any of the covenants hereof, or sell the Trust Estate pursuant to the power of sale herein conferred; and

            (iii) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of the State ("UCC"), including, without limitation:

                  (1) Either personally or by means of a court appointed receiver, commissioner or other officer, take possession of all or any of the Personal Property and exclude therefrom Debtor and all others claiming under Debtor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Debtor in respect of the Personal Property or any part thereof. In the event Beneficiary demands or attempts to take possession of the Personal Property in the exercise of any rights under any of the Site Specific Documents, Debtor promises and agrees to promptly turn over and deliver complete possession thereof to Beneficiary;

                  (2) Without notice to or demand upon Debtor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

                  (3) Require Debtor to assemble the Personal  Property or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and promptly to deliver such Personal Property to Beneficiary, or an agent or representative designated by it. Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Debtor's premises and property to exercise Beneficiary's rights hereunder;

                  (4)  Sell,  lease  or  otherwise  dispose  of  the  Personal
            Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any such sale; and

                  (5) Unless the Personal  Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Debtor at least 10 days' prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice may be delivered to Debtor at the address set forth at the



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            beginning of this Deed of Trust and shall be deemed to be given as provided herein.

      If Beneficiary elects to sell Debtor's interest in the Trust Estate by exercise of the power of sale herein contained, Beneficiary shall notify Debtor and Trustee in the manner then required by law.

            (a) Upon receipt of such notice from Beneficiary and at the direction of Beneficiary, Trustee shall cause to be recorded, published and delivered such notices of default and notices of sale as may then be required by law and by this Deed of Trust. Trustee shall, only at the direction of Beneficiary and without demand on Debtor, after such time as may then be required by law and by this Deed of Trust and after recordation of such notice of default and after notice of sale having been given as required by law and by this Deed of Trust, sell the Trust Estate at the time and place of sale fixed by it in such notice of sale, either as a whole, or in separate lots or parcels or items as Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, or as otherwise may then be required by law. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Debtor, Trustee or Beneficiary, may purchase at such sale. Beneficiary may offset the Accelerated Obligations against amounts bid by it at any such sale.

            (b) As may be permitted by law,  after  deducting  all  reasonable costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of (i) first, to payment of all costs, fees and expenses, including reasonable attorneys' fees and expenses incurred by the Beneficiary in exercising the power of sale or foreclosing this Deed of Trust, and (ii) second, to payment of the Accelerated Obligations and (iii) third, to Debtor or as may otherwise be required by law.

            (c) Trustee may in the manner provided by law postpone sale of all or any portion of the Trust Estate.

      Section 4.03. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Debtor or anyone claiming under Debtor, and without regard to the then value of the Trust Estate or the interest of Debtor therein, or the insolvency of Debtor or the then-owner of the Trust Estate, may seek the appointment of a receiver for the Trust Estate upon ex parte application to any court of the competent jurisdiction. Debtor waives any right to any hearing or notice of hearing prior to the



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appointment  of a  receiver.  Such  receiver  shall be  empowered  (a) to take possession of the Trust Estate and any businesses conducted by Debtor thereon and any business assets used in connection therewith, (b) to exclude Debtor and Debtor's agents, servants and employees from the Trust Estate, or, at the option of the receiver, in lieu of such exclusion, to collect a fair market rental from any such persons occupying any part of the Trust Estate, (c) to collect the rents, issues, profits and income therefrom, (d) to complete any construction that may be in progress, (e) to continue the development, marketing and sale of the Trust Estate, (f) to do such maintenance and make such repairs and alterations as the receiver deems necessary, (g) to use all stores of Debtor's materials, supplies and maintenance equipment on the Trust Estate and replace such items at the expense of the receivership estate, (h) to pay all taxes and assessments against the Trust Estate, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, (i) to borrow from Beneficiary such funds as may reasonably be necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and Beneficiary, but not in excess of the Default Rate, and (j) generally to do anything that Debtor could legally do if Debtor were in possession of the Trust Estate. All expenses incurred by the receiver or his agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the indebtedness secured hereby. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys' fees incurred by the receiver and by Beneficiary, together with interest thereon at the highest rate of interest applicable in the Note from the date incurred until repaid, and the balance shall be applied toward the Accelerated Obligations or in such other manner as the court may direct.

      Section 4.04. Remedies Not Exclusive. Beneficiary shall be entitled to enforce payment and performance of any Accelerated Obligations and to exercise all rights and powers under this Deed of Trust or under any Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Accelerated Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Beneficiary is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Beneficiary, or to which Beneficiary may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary.

      The acceptance by Beneficiary of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby



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secured or to declare a subsequent  Event of Default as herein  provided.  The acceptance by Beneficiary of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Debtor to pay the entire sum then due, and failure of Debtor to pay such entire sum then due as contemplated by
Section 4.01(b) shall be an Event of Default, notwithstanding such acceptance of such amount on account, as aforesaid. Beneficiary or Trustee shall be, at all times thereafter and until the entire sum then due shall have been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums on account, or otherwise, entitled to exercise all rights in this instrument conferred upon them or either of them, and the right to proceed with a sale under any notice of default, or an election to sell, or the right to exercise any other rights or remedies hereunder, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such proceeding, election or exercise. Consent by Beneficiary to any action or inaction of Debtor which is subject to consent or approval of Beneficiary hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive actions or inactions.

      Section 4.05. Possession of Trust Estate. In the event of a trustee's sale or foreclosure sale hereunder and after the time of such sale if Debtor occupies the portion of the Trust Estate so sold, or any part thereof, Debtor shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Trust Estate so occupied, such rental to be due and payable daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of such Trust Estate; and this agreement and a trustee's or sheriff's deed shall constitute a lease and agreement under which the tenant's possession arose and continued. Nothing contained in this Deed of Trust shall be construed to constitute Beneficiary as a "mortgagee in possession" in the absence of its taking actual possession of the Trust Estate pursuant to the powers granted herein.

      Section 4.06. Waiver of Rights. To the extent permitted by law, Debtor waives the benefit of all laws now existing or that hereafter may be enacted
(i) providing for any appraisement before sale of any portion of the Trust Estate, or (ii) in any way extending the time for the enforcement of the collection of the obligations secured hereby or creating or extending a period of redemption from any sale made in collecting the obligations secured hereby. To the full extent Debtor may do so under applicable law, Debtor agrees that Debtor will not at any time insist upon, plea, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or homestead exemption, and Debtor, for Debtor, Debtor's representatives, successors and assigns, and for any and all persons ever claiming any interest in the Trust Estate, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, homestead exemption, notice of election to mature or declare due the whole of the obligations secured hereby and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Section and now in force, of which Debtor, Debtor's heirs, devisees,



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representatives,  successors  and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Debtor expressly waives and relinquishes any and all rights, remedies and defenses that Debtor may have or be able to assert by reason of the laws of the State pertaining to the rights, remedies and defenses of sureties.

      Section 4.07. Cash Collateral. To the fullest extent allowed by applicable law, Debtor hereby acknowledges and agrees that in the event that Debtor commences a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code: (i) that all of the Rents are, and shall for all purposes be deemed to be, "proceeds, product, offspring, rents, or profits" of the Site covered by the lien of this Deed of Trust, as such quoted terms are used in Section 552(b) of the Code; (ii) that in no event shall Debtor assert, claim or contend that any portion of the Rents are, or should be deemed to be, "accounts" or "accounts receivable" within the meaning of the Code and/or applicable state law; (iii) that the Rents are and shall be deemed to be in any such bankruptcy proceeding "cash collateral" of Beneficiary as that term is defined in Section 363 of the Code; and (iv) that Beneficiary has valid, effective, perfected, enforceable and "choate" rights in and to the Rents without any further action required on the part of Beneficiary to enforce or perfect its rights in and to such cash collateral, including, without limitation, providing notice to Debtor under
Section 546(b) of the Code.

      Section 4.08. Assignment of Rents and Leases. (a) Debtor hereby assigns, transfers, conveys and sets over to Beneficiary all of Debtor's estate, right, title and interest in, to and under all leases, whether existing on the date hereof or hereafter entered into (including any extensions, modifications or amendments thereto) relating to the Site, (the "Leases"), together with all rights, powers, privileges, options and other benefits of Debtor as the lessor under the Leases regarding the current tenants and any future tenants, and all the Rents with respect to the Site, excluding Debtor's accounts receivable and those of its tenants and subtenants, including those now due, past due or to become due. Debtor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary, at any time and from time to time upon and during the continuance of an Event of Default, to take possession and control of the Site, pursuant to Debtor's rights as lessor under the Leases, and to demand, receive and enforce payment, to give receipts, releases and satisfaction and to sue, in the name of Debtor or Beneficiary, for all of the Rents. It is intended by Debtor and Beneficiary that the assignment set forth herein constitutes an absolute assignment and not merely an assignment for additional security. The consideration received by Debtor to execute and deliver this assignment and the liens and security interests created herein is legally sufficient and will provide a direct economic benefit to Debtor. Notwithstanding the foregoing, however, so long as no Event of Default has occurred and is continuing, Debtor shall have a license, revocable upon and during the continuance of an Event of Default, to possess and control the Site and collect and receive all Rents. Upon and during the continuance of an Event of Default, such license shall be automatically revoked.




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      (b) Upon and during the continuance of any Event of Default, Beneficiary may,  at  any  time  without  notice,  either  in  person,  by  agent  or by a
court-appointed   receiver,   regardless  of  the  adequacy  of  Beneficiary's
security, and at its sole election (without any obligation to do so), enter upon and take possession and control of the Trust Estate, or any part thereof, to perform all acts necessary and appropriate to operate and maintain the Trust Estate, including, but not limited to, execute, cancel or modify the Leases, make repairs to the Trust Estate, execute or terminate contracts providing for the management or maintenance of the Trust Estate, all on such terms as are deemed best to protect the security of this assignment, and in Beneficiary's or Debtor's name, sue or otherwise collect such Rents from the Trust Estate as specified in this Deed of Trust as the same become due and payable, including, but not limited to, Rents then due and unpaid. Beneficiary may so sue for or otherwise collect such Rents with or without taking possession of the Trust Estate. All Rents collected shall be held by Debtor as trustee for the benefit of Beneficiary only. Debtor agrees that upon and during the continuance of an Event of Default, each tenant of the Site shall make its rent payable to and pay such rent to Beneficiary (or Beneficiary's agents) on Beneficiary's written demand therefor, delivered to such tenant personally, by mail, or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of an Event of Default by Debtor.

      (c) All Rents collected subsequent to any Event of Default shall be applied at the direction of, and in such order as determined by, Beneficiary to the costs, if any, of taking possession and control of and managing the Trust Estate and collecting such amounts, including, but not limited to, reasonable attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Trust Estate, premiums on insurance policies, taxes, assessments and other charges on the Trust Estate, and the costs of discharging any obligation or liability of Debtor as lessor or landlord of the Trust Estate and to the Accelerated Obligations. Beneficiary or the receiver shall have access to the books and records used in the operation and maintenance of the Trust Estate and shall be liable to account only for those rents actually received. Beneficiary shall not be liable to Debtor, anyone claiming under or through Debtor or anyone having an interest in the Trust Estate by reason of anything done or left undone by Beneficiary hereunder, except to the extent of Beneficiary's gross negligence or willful misconduct.

      Any entering upon and taking possession and control of the Trust Estate by Beneficiary or the receiver and any application of Rents as provided herein shall not cure or waive any Event of Default hereunder or invalidate any other right or remedy of Beneficiary under applicable law or provided therein.




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                                   ARTICLE V

                                  THE TRUSTEE

       Section 5.01. Rights and Obligations of Trustee. Trustee accepts the trusts hereby created and agrees to perform its duties herein for the benefit of Beneficiary.

      Section 5.02. Resignation of Trustee. Trustee may resign and be discharged of the trusts by giving notice thereof to the holder of the Note and Debtor (or any subsequent owner of Debtor's interest in the Trust Estate) specifying the date (not less than ninety (90) days after such notice) when such resignation shall take effect. Such resignation shall take effect on the earlier of the date so specified or the appointment and acceptance of a successor trustee pursuant to Section 5.03.

      Section 5.03. Successor Trustee. (a) Trustee may be removed at any time by notice from the holder of the Note. If Trustee shall have given notice of its intention to resign, shall resign, be removed or otherwise be incapable of acting, or if Trustee shall be taken under the control of any public officer or a receiver appointed by a court, or be adjudged a bankrupt or insolvent, then a successor may be appointed by the holder of the Note, provided that Debtor may appoint a successor trustee to act until such successor shall be so appointed. Debtor shall notify the holder of the Note of any such appointment by Debtor, but any successor trustee so appointed by Debtor shall immediately and without further act be superseded by a successor trustee appointed by the holder of the Note as above provided.

      (b) Any successor to Trustee shall execute, acknowledge and deliver to its predecessor and Debtor (or any subsequent owner of Debtor's interest in the Trust Estate) an instrument accepting such appointment, and thereupon such successor, without any further act, deed or conveyance, shall become vested with all the estate, properties, rights, powers, duties and trusts of its predecessor in the trusts hereunder with like effect as if originally named as trustee herein; provided, however, that on the written request of Debtor, the holder of the Note or the successor trustee, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts expressed in this Deed of Trust, such estate, properties, rights, powers and trusts and shall duly assign, transfer, deliver and pay over to such successor any property and moneys subject to the lien hereof and held by such predecessor.

      Section 5.04. Separate and Co-Trustees. (a) If it deems such to be necessary or prudent, Trustee shall have the power to appoint one or more persons to act as separate trustees or co-trustees, jointly with Trustee, of any of the property subject to the lien hereof, and any such person shall be such separate trustee or co-trustee, with such powers and duties as shall be specified in such instrument.




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      (b) Such separate trustee or co-trustee,  upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, either jointly with Trustee, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Deed of Trust; and every such instrument shall be filed with Trustee.

      Section 5.05. Liability of Trustee. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

      Section 5.06. Payment of Trustee's Compensation. Debtor shall pay or cause to be paid the reasonable compensation to which Trustee is entitled hereunder in exercising remedies on behalf of Beneficiary and reimbursement for all proper and reasonable disbursements and expenses incurred by Trustee hereunder.

                                  ARTICLE VI

                                 MISCELLANEOUS

      Section 6.01. Satisfaction. If and when the Note shall have become due and payable (whether by lapse of time or by acceleration or by the exercise of the privilege of prepayment or defeasance), and Debtor shall pay or cause to be paid (provided such payment is permitted by the Loan Documents or required hereby) the full amount thereof, and shall also pay or cause to be paid to Beneficiary, if applicable, all other sums payable hereunder by Debtor with respect to the Note and otherwise payable under the Loan Agreement or upon the completion of a substitution or defeasance of the Site pursuant to Section 5 of the Loan Agreement, then this Deed of Trust shall cease and terminate, and Trustee shall satisfy and cancel the same as a lien on the Trust Estate, reconvey the Trust Estate to Debtor and execute and deliver such instruments as shall be reasonably requested by Debtor to satisfy and discharge the lien hereof.

      Section 6.02. Limitation of Rights of Others. Nothing in this Deed of Trust is intended or shall be construed to give to any person, other than Debtor, Trustee and the holder of the Note, any legal or equitable right, remedy or claim under or in respect of this Deed of Trust or any covenant, condition or provision herein contained.

      Section 6.03. Severability. The provisions of this Deed of Trust shall be deemed severable. If any part of this Deed of Trust shall be unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

      Section 6.04. Notices; Amendments; Waiver. All notices, demands, designations, certificates, requests (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments and other instruments required or permitted to be given pursuant to this Deed of Trust (collectively called "Notices") shall be in writing and given



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by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8 a.m. to 6 p.m. in the location of the recipient during Business Days), such transmission shall be deemed to have occurred the next Business Day, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

      If to Debtor:               Christine C. Marshall, Esq.
                                  Vice President, Acting General Counsel
                                  Arby's Restaurant Holding Company
                                  1000 Corporate Drive
                                  Fort Lauderdale, FL 33334
                                  Telephone:  (305) 351-5100
                                  Telecopy:  (305) 351-5619

      Copy to:                    Brian L. Schorr, Esq.
                                  Executive Vice President and General Counsel
                                  Triarc Companies, Inc.
                                  900 Third Avenue
                                  New York, NY  10022
                                  Telephone:  (212) 230-3045
                                  Telecopy:  (212) 230-3216

      and to:                     Neale M. Albert, Esq.
                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, NY  10019-6064
                                  Telephone:  (212) 373-3000
                                  Telecopy:  (212) 757-3990




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      If to Beneficiary:          Stephen G. Schmitz
                                  Senior Vice President Corporate Finance
                                  FFCA Mortgage Corporation
                                  The Perimeter Center
                                  17207 North Perimeter Drive
                                  Scottsdale, AZ  85255
                                  Telephone:  (602) 585-4500
                                  Telecopy:  (602) 585-2225

      Copy to:                    Dennis L. Ruben, Esq.
                                  Senior Vice President and General Counsel
                                  FFCA Mortgage Corporation
                                  The Perimeter Center
                                  17207 North Perimeter Drive
                                  Scottsdale, AZ  85255
                                  Telephone:  (602) 585-4500
                                  Telecopy:  (602) 585-2226

      If to Trustee:              [NAME AND ADDRESS OF TRUSTEE]

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

      Whenever in this Deed of Trust the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice. Except as in this Deed of Trust otherwise expressly provided, (i) this Deed of Trust may not be modified except by an instrument in writing executed by Debtor and Beneficiary and (ii) no requirement hereof may be waived at any time except by a writing signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent Event of Default.

       Section 6.05. Counterparts. This Deed of Trust may be executed in any number of counterparts and each thereof shall be deemed to be an original; and all such counterparts shall constitute but one and the same instrument.

      Section 6.06. Successors and Assigns. All of the provisions herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, to the same extent as if each such successor and assign were in each case named as a party to this Deed of Trust. All references in this Deed of Trust to Beneficiary shall include the successors and permitted assigns of Beneficiary. Wherever used, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders.




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      Section  6.07.  Headings.  The headings  appearing in this Deed of Trust have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Deed of Trust.

      Section 6.08. Security Agreement. With respect to the Personal Property or any portion of the Trust Estate which constitutes fixtures or other property governed by the UCC, this Deed of Trust shall constitute a security agreement between Debtor as the debtor and Beneficiary as the secured party, and Debtor hereby grants to Beneficiary a security interest in such portion of the Trust Estate. Cumulative of all other rights of Beneficiary hereunder, Beneficiary shall have all of the rights conferred upon secured parties by the UCC, subject to the express provisions of this Deed of Trust. Debtor will execute and deliver to Beneficiary all financing statements that may from time to time be required by Beneficiary to establish and maintain the validity and priority of the security interest of Beneficiary, or any modification thereof, and pay all costs and expenses of any searches reasonably required by Beneficiary. Subject to the express provisions of this Deed of Trust, Beneficiary may exercise any or all of the remedies of a secured party available to it under the UCC with respect to such property, and it is expressly agreed that if upon and during the continuance of an Event of Default Beneficiary should proceed to dispose of such property in accordance with the provisions of the UCC, 10 days' notice by Beneficiary to Debtor shall be deemed to be reasonable notice under any provision of the UCC requiring such notice; provided, however, that Beneficiary may at its option dispose of such property in accordance with Beneficiary's rights and remedies with respect to the real property pursuant to the provisions of this Deed of Trust, in lieu of proceeding under the UCC.

      Debtor shall give advance notice in writing to Beneficiary of any proposed change in Debtor's name, identity, or business form or structure and will execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Trust Estate described or referred to herein.

      Some of the items of the Trust Estate described herein are goods that are or are to become fixtures related to the Site, and it is intended that as to those goods, this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Trust Estate is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated in the introductory paragraph of this Deed of Trust. The mailing address of Debtor, as debtor, is as stated in the introductory paragraph of this Deed of Trust.

      Section 6.09. Time of the Essence. Time is of the essence in the performance of each and every obligation under this Deed of Trust.




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      Section 6.10.  Estoppel  Certificate.  (a) At any time, and from time to time, Debtor and Beneficiary agree, promptly and in no event later than 10 Business Days after a request from the other, to execute, acknowledge and deliver a certificate, certifying: (1) the date to which principal and interest have been paid under the Note and the amount thereof then payable;
(2) that no notice has been received by Debtor (in the case of a certificate given by Debtor) or given by Beneficiary (in the case of a notice given by Beneficiary), as the case may be, of any Event of Default under this Deed of Trust which has not been cured, except as to Events of Default specified in the certificate; (3) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Debtor or Beneficiary, as the case may be; and (4) any other information reasonably requested by Debtor or Beneficiary, as the case may be.

      (b) If Debtor or Beneficiary shall fail or refuse to sign a certificate in accordance with the provisions of this Section within 10 days following a request by Debtor or Beneficiary, as the case may be, Debtor or Beneficiary, as the case may be, irrevocably constitutes and appoints Debtor or Beneficiary, as the case may be, as its attorney-in-fact to execute and deliver the certificate to any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding; provided, however, each request by Debtor or Beneficiary, as the case may be, shall state that a failure to timely deliver such certificate shall irrevocably constitute and appoint the other as its attorney-in-fact to execute and deliver the certificate to such third party.

      Section 6.11. Limitation of Interest. Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Debtor to Beneficiary under the Notes, this Deed of Trust and any other Loan Documents are subject to the limitation that payments of interest and fees to Beneficiary shall not be required to the extent that receipt of any such payment by Beneficiary would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Beneficiary. The portion of any such payment received by Beneficiary that is in excess of the maximum amount of interest permitted by such provisions of law shall be credited to the principal balance of the Notes or if such excess portion exceeds the outstanding principal balance of the Notes, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of the Notes so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

      Section 6.12. Forum Selection; Jurisdiction; Venue; Choice of Law. Debtor acknowledges that this Deed of Trust was negotiated in the States of Arizona and New York, Beneficiary's chief executive office and principal place of business is in the State of Arizona, and there are substantial contacts between the parties and the transactions contemplated herein and the States of Arizona and New York. For purposes of any action or proceeding arising out of this Deed of Trust, Debtor and Beneficiary expressly submit to the jurisdiction of all federal



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and state  courts  located  in the  States of  Arizona  and New York.  Each of
Beneficiary and Debtor consents that it may be served with any process or paper by certified or registered mail at the addresses for notice pursuant to this Deed of Trust or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Deed of Trust and the rights and remedies of Beneficiary with respect to the Trust Estate, as provided herein and by the laws of the State, shall be governed by and construed in accordance with the internal laws of the State without regard to principles of conflict of law. With respect to other provisions of this Deed of Trust, this Deed of Trust shall be governed by the internal laws of the State of Arizona. Nothing in this Section shall limit or restrict the right of Beneficiary to commence any proceeding in the federal or state courts located in the state in which the Site is located to the extent Beneficiary deems such proceeding necessary or advisable to exercise remedies available under this Deed of Trust or the other Loan Documents and which may only be enforced in such courts.

      Section 6.13. Indemnification. Debtor agrees to indemnify and hold harmless Beneficiary and its shareholders, directors, officers, employees,
Affiliates (as defined in the Loan Agreement), agents, trustees, successors and assigns (the "Indemnified Parties"), from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages (including consequential and punitive damages), losses, out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses (collectively, the "Losses") which are incurred by the Indemnified Parties, relating to or arising out of
(i) the generation, storage, manufacturing, refining, releasing, transportation, treatment, disposal or other presence of any Hazardous
Materials on or about the Trust Estate (ii) Debtor's ownership, use or operation of the Trust Estate or (iii) any Event of Default, except to the extent that such Losses arise out of the gross negligence or willful misconduct of any of the Indemnified Parties.

      Section 6.14. Waiver of Jury Trial and Punitive Damages. BENEFICIARY, BY ACCEPTING THIS DEED OF TRUST, AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY BENEFICIARY AND DEBTOR OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR AND BENEFICIARY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO



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ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING,  CLAIM OR COUNTERCLAIM
BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR AND BENEFICIARY OF ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED BY DEBTOR AND BENEFICIARY AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

      Section 6.15. Inspection. Debtor shall, upon 10 Business Days' prior notice and during business hours, (i) provide Beneficiary and Beneficiary's officers, employees, agents, advisors, lenders, attorneys, accountants, architects, and engineers with access to the Trust Estate, all drawings, plans, and specifications for the Trust Estate in possession of Debtor, all engineering reports relating to the Trust Estate in the possession of Debtor, the files and correspondence relating to the Trust Estate, and the financial books and records, including lists of delinquencies, relating to the ownership, operation, and maintenance of the Trust Estate, and (ii) allow such persons to make such inspections, tests, copies, and verifications as Beneficiary considers necessary in its reasonable judgment; provided that none of the foregoing shall unreasonably interfere with the conduct of Debtor's business at the Trust Estate.

      Section 6.16. Survival. All indemnities of Debtor set forth in this Deed of Trust shall survive the expiration or earlier termination of this Deed of Trust for any reason..




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      IN WITNESS WHEREOF,  Debtor has caused this Deed of Trust to be executed and delivered, and Trustee has accepted this Deed of Trust, as of the day and year first above written.

Attest:                                   ARBY'S RESTAURANT HOLDING
                                          COMPANY, a Delaware corporation


By                                        By
Printed Name                              Printed Name
Title                                     Title


                                          Taxpayer Identification Number:
                                          65-0576049





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STATE OF                ]
                        ]   SS.
COUNTY OF         ]

      The foregoing instrument was acknowledged before me on                ,
199   by                  ,                      and               , of Arby's
Restaurant  Holding  Company,  a  Delaware  corporation,   on  behalf  of  the
corporation.


                                          ------------------
                                          Notary Public

My Commission Expires:

----------------

Prepared by:

KUTAK ROCK
1650 Farnam Street
Omaha, NE  68102




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                                   EXHIBIT A

                           LEGAL DESCRIPTION OF SITE




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                                   EXHIBIT D

                            FORM OF EQUIPMENT NOTE





01/514412.5
Arby's

                           EQUIPMENT PROMISSORY NOTE


                                                           Dated as of  , 199
$                                                          Scottsdale, Arizona


      ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("Debtor"), for value received, promises to pay the principal sum of
                                      DOLLARS ($                     ) and to
pay interest, in arrears, on the unpaid principal amount of this Note from the date hereof to maturity at the rate of % per annum (the "Base Interest Rate"), to the order of FFCA MORTGAGE CORPORATION, a Delaware corporation or holder ("Holder"), at its office at 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or at such other place as Holder may designate in writing from time to time, on or before , 200 , or the first Business Day preceding such date if such date is not a Business Day (the "Maturity Date"), as herein provided.

      This Note is issued pursuant to and entitled to the benefits of that certain Loan Agreement dated as of , 1996 between Debtor and Holder (the "Loan Agreement"). The capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement. The terms and conditions of the Loan Agreement are incorporated in this Note by reference. In the event that any term of this Note shall be inconsistent with the Loan Agreement, the Loan Agreement shall govern. This Note relates to Debtor's equipment (the "Equipment") located at or such substitute site resulting from Debtor's right of substitution of the Site as provided in the Loan Agreement (the "Site").

      Interest on the principal amount of this Note at the Base Interest Rate for the period commencing with the date of this Note through the last day of the month in which this Note is dated shall be due and payable on the date of this Note. Thereafter, principal and interest in arrears at the Base Interest Rate shall be due and payable in consecutive monthly installments of DOLLARS ($ ) commencing on 1, 199 , or the first Business Day preceding such date if such date is not a Business Day, and continuing on the first day of each month thereafter, or the first Business Day preceding such date if such date is not a Business Day, until maturity of this Note on the Maturity Date, at which time the outstanding principal and all accrued and unpaid interest, together with all other amounts due and payable under the Loan Documents, shall be due and payable.

      Each payment of principal and interest under this Note shall be applied first toward any amounts under this Note which are due and unpaid, including, without limitation, payment of



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all Costs (as herein defined),  then to accrued interest,  and the balance, if any, shall be applied to the unpaid principal balance of this Note.

      This Note may not be prepaid except as provided in the Loan Agreement. Upon a partial prepayment of the Note as permitted by the Loan Agreement, the amount prepaid shall be applied to the outstanding indebtedness under the Note and the Note shall be reamortized over the remaining term of the Note.

      Upon and during the continuance of an Event of Default under the Equipment Security Agreement with respect to the Equipment, then, in such event, time being of the essence hereof, Holder may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note and the Equipment Security Agreement due and payable at once without written notice to or demand from Debtor and exercise all rights and remedies under this Note and the Equipment Security Agreement. Subject to Sections 13 and 14 of the Loan Agreement (including, without limitation, the provisions contained in the proviso at the end of Section 13(a)), upon and during the continuance of any such Event of Default, then, in such event, time being of the essence hereof, Holder may declare the entire unpaid principal balance of the Notes and the Equipment Notes, and all other sums due under Loan Documents and any other document further securing the Notes and the Equipment Notes due and payable at once without written notice to or demand from Debtor and exercise all rights and remedies under the Loan Documents. Upon any such Event of Default, any payments received by Holder under this Note shall be applied as Holder may determine in its sole discretion; provided however, that upon any Event of Default which pertains solely to the Site and is not also an Event of Default with respect to any other Sites, any payments received by Holder under this Note shall be applied toward the obligations of Debtor due under the Site Specific Documents (as defined in the Deed of Trust for the Site) as Holder may determine in its sole discretion.

      All principal and interest and other sums due under this Note, the Equipment Security Agreement and the other Loan Documents shall bear interest at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate") from and after the first day after the due date, without regard to when an Event of Default would otherwise be deemed to occur, until all such sums due hereunder and thereunder are paid. The Default Rate shall continue to apply following a judgment in favor of Holder under this Note.

      Except as provided in the Loan Agreement, all payments of principal and interest due hereunder shall be made without any deduction or setoff whatsoever. All amounts payable pursuant to this Note, the Loan Agreement and the other Loan Documents shall be payable in lawful money of the United States of America and in the manner provided in the Loan Agreement.

      No delay or omission on the part of Holder in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a



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waiver on any one  occasion  shall not be  construed as a waiver or bar to any such remedy, right or option on a future occasion. Except as otherwise provided in this Note or in the other Loan Documents, Debtor hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note.

      All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be in writing and given in the manner as required by the Loan Agreement.

      Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or any other proceeding, or should this Note be placed in the hands of attorneys for collection after default, Debtor shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including, without limitation, reasonable attorneys' fees and expenses (including those fees and expenses incurred in connection with any appeal) whether or not a judicial action is commenced by Holder.

      Except as provided in the Loan Agreement, this Note may not be amended or modified other than pursuant to a written agreement duly executed by Debtor and Holder.

      Notwithstanding anything to the contrary contained in any Loan Document, the obligations of Debtor to Holder under this Note and any other Loan
Document are subject to the limitation that payments of interest and other fees to Holder shall not be required to the extent that receipt of any such payment by Holder would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Holder. The portion of any such payment received by Holder that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of the Loan or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of the Note so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

      For purposes of any action or proceeding arising out of this Note, Debtor and Holder expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York. Each such Person consents that it may be served with any process or paper by certified or registered mail at the addresses for notice provided in the Loan Agreement or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, each such Person waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of each such Person that all provisions of this



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Note shall be governed by and  construed  in  accordance  with the laws of the
State of Arizona. Nothing contained in this paragraph shall limit or restrict the right of Holder to commence any proceeding in the federal or state courts located in the state in which the Site is located to the extent Holder deems such proceeding necessary or advisable to exercise remedies available under the Loan Documents and which may only be enforced in such courts.

      This Note shall be binding upon Debtor and inure to the benefit of Holder, and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

      DEBTOR AND HOLDER (BY ACCEPTING THIS NOTE) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF HOLDER AND DEBTOR, DEBTOR'S USE OR OCCUPANCY OF THE SITE, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY SUCH PERSONS OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR AND HOLDER (BY ACCEPTING THIS NOTE) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR AND HOLDER OF ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.




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      IN  WITNESS  WHEREOF,  Debtor  has  executed  and  delivered  this  Note effective as of the date first set forth above.

                                           ARBY'S RESTAURANT HOLDING
                                           COMPANY, a Delaware corporation


                                           By
                                           Printed Name
                                           Its



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                                   EXHIBIT E

                     FORM OF EQUIPMENT SECURITY AGREEMENT





01/514412.5
Arby's

                         EQUIPMENT SECURITY AGREEMENT


      THIS EQUIPMENT SECURITY AGREEMENT (this "Agreement") is made and entered into as of , 199 by and between ARBY'S RESTAURANT HOLDING COMPANY ("Debtor"), a Delaware corporation, whose principal place of business is located at 1000 Corporate Drive, Fort Lauderdale, Florida 33334, and FFCA MORTGAGE CORPORATION, a Delaware corporation ("FFCA"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                            PRELIMINARY STATEMENT:

      Pursuant to that certain Loan Agreement dated as of , 1996 (the "Loan Agreement") between FFCA and Debtor, FFCA has agreed to make a $ equipment loan to Debtor (the "Loan"). To secure the Loan, Debtor has agreed to grant FFCA a security interest in Equipment (as defined below). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

      NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

      1. Security Interest Created. In order to secure the payment of Debtor's obligations to FFCA evidenced by a promissory note dated as of even date herewith in the principal amount of $ (the "Note"), and all other sums advanced or expended by FFCA pursuant to the terms of this Agreement and the Loan Agreement (collectively, the "Obligations"), Debtor hereby grants to FFCA a security interest in the Equipment.

      2. Equipment. The property which is subject to the security interest created by this Agreement consists of the equipment identified on Exhibit B attached hereto, and all proceeds from the sale or disposition thereof (the "Equipment"), now or hereafter located on that real property legally described on Exhibit A attached hereto (the "Site").

     3. Debtor's Warranties, Covenants and Agreements. Debtor hereby warrants, covenants and agrees that:

            3.1.  The Equipment is transferable to FFCA.

            3.2. Except for Transfers permitted pursuant to the Loan Agreement, or as a result of a condemnation or casualty to the Site or repairs in the ordinary course of business, Debtor will not remove or allow to be removed from the Site the Equipment, or any part thereof, without the prior written consent of FFCA. Debtor will promptly



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      give  written  notice  to FFCA of any  loss or  damage  by fire or other casualty to any substantial part of the Equipment.

            3.3. Debtor is, and as to Equipment acquired after the Additional Closing will be, the owner of the Equipment. As of the Additional Closing, the Equipment is free from any lien, security interest or encumbrance, and subsequent to the Additional Closing, the Equipment shall be free from any lien, security interest or encumbrance except for Permitted Exceptions applicable to personal property and those in favor of FFCA, and Debtor will not execute or permit the filing of any other such financing statement thereon.

            3.4. Debtor represents and warrants that the Equipment is in good condition and repair, ordinary wear and tear excepted. Debtor shall keep the Equipment free and clear of all Liens, except Permitted Exceptions applicable to personal property and those in favor of FFCA. Except for the Transfers permitted pursuant to the Loan Agreement and as expressly permitted by this Agreement, Debtor shall not, without the prior written consent of FFCA sell, lease, convey, pledge, mortgage, assign, transfer, encumber or grant any consensual easements or other rights or interests of any kind in the Equipment.

            3.5. Debtor will promptly notify FFCA of any levy, distraint or other seizure by legal process or otherwise of any material part of the Equipment and of any claims filed or, of which Debtor becomes aware, threatened proceedings that materially adversely affect FFCA's security interest in the Equipment.

            3.6. FFCA at all times shall have a perfected security interest in Debtor's Equipment (other than the Equipment that has been transferred as permitted by the Loan Agreement) that, as of the Additional Closing, is prior to any other interests therein and, subsequent to the Additional Closing, will be prior to any other interests therein other than Permitted Exceptions applicable to personal property. Debtor will do all acts and things, will execute and file all instruments (including security agreements, UCC financing statements, continuation statements, etc.) reasonably requested by FFCA to establish, maintain and continue the perfected security interest of FFCA in the Equipment, and will promptly on demand pay (a) all out-of-pocket costs and expenses of filing and recording, including the out-of-pocket costs of any searches deemed necessary by FFCA from time to time to establish and determine the validity and the continuing priority of the security interest of FFCA, and (b) all other claims and charges (other than Permitted Exceptions applicable to personal property) that in the reasonable opinion of FFCA might prejudice, imperil or otherwise affect the Equipment or security interest therein of FFCA. Debtor agrees that a carbon, photographic or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement. FFCA is irrevocably appointed Debtor's attorney-in-fact to take any of the foregoing actions requested of Debtor by FFCA if Debtor, within 10 days



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      following  FFCA's  request,  should  fail to take  such  actions,  which appointment shall be deemed coupled with an interest.

            3.7. Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to the Equipment due to fire (with extended coverage), theft, physical damage and other such risks ("Casualty") at its full replacement cost from time to time. FFCA is hereby irrevocably appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor, alone or jointly with other payees, if FFCA is entitled to receive such insurance proceeds pursuant to the Deed of Trust corresponding to the Site and Debtor has failed to so endorse any such check or draft within 10 days following FFCA's request, which appointment shall be deemed coupled with an interest. Debtor shall use the proceeds of such insurance received by it in respect of a Casualty to the Equipment to repair or replace such Equipment unless Debtor deems such Equipment to no longer be necessary for the operation of an Arby's Restaurant, in which case, Debtor shall use the proceeds to prepay the Note (without premium or penalty). Insurance proceeds paid on account of any damage to or destruction of Equipment of less than $100,000.00 (when added together with any insurance proceeds received in respect of damage to the Trust Estate under the Deed of Trust related to the Site as a result of a Casualty (the "Deed of Trust Proceeds") shall be held by Debtor. Insurance proceeds paid on account of any damage or destruction of the Equipment of $100,000.00 or more (when added together with any Deed of Trust Proceeds) shall be held and disbursed by FFCA as contemplated by the following sentences. Insurance proceeds held by FFCA, less the reasonable costs, fees and expenses incurred by FFCA and Debtor in collection thereof, including without limitation, adjustor's fees and expenses and attorney's fees and expenses, shall be held and disbursed by FFCA toward the cost for repair or replacement of such Equipment in the same manner that insurance proceeds held by FFCA are disbursed under the Deed of Trust with respect to the Site unless Debtor deems such Equipment to no longer be necessary for the operation of an Arby's Restaurant, in which case such proceeds shall be used to prepay the Note, without premium or penalty, and any excess proceeds shall be returned to Debtor.

            3.8. This Agreement shall remain in full effect, without waiver or surrender of any of FFCA's rights hereunder, notwithstanding any one or more of the following:

                  (a) Extension of the time of payment of the whole or any part of the Note;

                  (b)   Any change in the terms and conditions of the Note;

                  (c) Substitution of any other evidence of indebtedness for the Note;




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                  (d)   Acceptance  by  FFCA  of any collateral or security of
            any kind for the payment of the Note, any and all extensions or renewals thereof;

                  (e) Surrender, release, exchange or alteration of any col-lateral or other security, either in whole or in part; or

                  (f) Release, settlement,  discharge,  compromise,  change or amendment, in whole or in part, of any claim of FFCA against Debtor or of any claim against any guarantor or other party secondarily or additionally liable for the payment of the Note.

            3.9. FFCA may, at its option, and without any obligation to do so, pay, perform, and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor under this Agreement, provided damage to or destruction of the Equipment is imminent as determined by FFCA in its reasonable discretion, and Debtor has failed to take any such actions within 10 days after a request by FFCA to do so (or such lesser time if such damage or destruction is threatened, as determined by FFCA in its reasonable discretion, to occur within such shorter period of time), and all amounts expended by FFCA in so doing or in respect of or in connection with the Equipment shall become part of the Obligations secured hereby and shall be immediately due and payable by Debtor to FFCA upon demand therefor and shall bear interest at a rate of interest in effect after default on the indebtedness outstanding under the Note.

      4. Events of Default. Any action or event which would constitute an Event of Default under the Deed of Trust related to the Site shall constitute an Event of Default hereunder and shall permit FFCA to exercise and pursue the remedies specified in Section 5 below.

      5. Remedies. [Subject to the terms of the Ground Leases, upon] [Upon] the occurrence and during the continuance of an Event of Default hereunder, FFCA shall have all rights and remedies of a secured party in, to and against the Equipment granted by the Uniform Commercial Code in the state in which the Equipment is located and otherwise available at law or in equity, including, without limitation, the right, to the same extent and in the manner set forth in the Deed of Trust related to the Site, to declare payments due under the Loan Documents to be immediately due and payable and the right to recover all fees and expenses (including reasonable attorney fees) in connection with the collection or enforcement hereof.

      6. Application of Proceeds. Should FFCA exercise the rights and remedies specified in Section 5 hereof, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by FFCA as a result of the Event of Default which was the basis for FFCA so exercising its remedies. The remainder of any


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proceeds  shall be  applied to the  satisfaction  of the  Obligations  and any excess shall be paid over to Debtor.

      7. Releases. FFCA agrees that it shall promptly release from the Liens created under the Loan Documents (including, without limitation, this Agreement) (i) any Equipment that is Transferred as permitted under Section
3.4 hereof upon (a) the acquisition by Debtor of Equipment in replacement therefor free and clear of all liens, except Permitted Exceptions and the lien of this Agreement and the corresponding UCC-1 Financing Statements, (b) the acquisition or lease by Debtor of Equipment in replacement therefor that is subject to a purchase money security interest, lease or other Lien in favor of a third party, or (c) the determination in the reasonable judgment of Debtor that such transferred Equipment is not necessary to operate the Site as an Arby's Restaurant or Dual Concept, as the case may be, in accordance with those standards adopted by Arby's on a system-wide basis for operations of Arby's Restaurants or Dual Concepts, as the case may be, so that replacement Equipment is not necessary; provided, however, that in the case of clauses (b) and (c), Debtor shall have prepaid the Note without premium or penalty and otherwise in accordance with the requirements for prepayment set forth in the Loan Agreement by an amount equal to the then outstanding principal balance of the Note multiplied by a fraction whose numerator is the fair market value of the Equipment replaced at the time of replacement and whose denominator is the fair market value of all of the Equipment at such time, which fair market value shall be reasonably determined by Debtor and either FFCA or the master or special servicer subsequent to the Securitization (as defined in the Loan Agreement); provided that such master or special servicer is permitted to make such determination without obtaining the consent of security holders in the Securitization (otherwise the determination shall be made by Debtor alone acting in good faith), (ii) Equipment that is the subject of a Casualty promptly upon prepayment of the Note by Debtor or FFCA under Section 3.7 hereof in an amount equal to the insurance proceeds from such Casualty, but in no event more than the fair market value of such Equipment immediately prior to such Casualty, and (iii) the Equipment following a Total Taking (as defined in the Deed of Trust related to the Site) upon the payment by Debtor of the outstanding principal balance due under the Note and all other sums due under the Note and this Agreement, including accrued but unpaid interest. FFCA shall promptly deliver such documents, including, without limitation, UCC-3 termination statements, reasonably requested by Debtor to effect such releases. Equipment released pursuant to this Section 7 shall no longer be deemed Equipment for any and all purposes of the Loan Documents.

      8. Applicable Law. For purposes of any action or proceeding arising out of this Agreement, the Debtor and FFCA hereby expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York and each of the parties hereto consents that it may be served with any process or paper by certified or registered mail at the addresses for notice pursuant to this Agreement or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, each of the parties hereto waives and agrees not to assert in any such action, suit or proceeding that it is not



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personally subject to the jurisdiction of such courts,  that the action,  suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona. Nothing contained in this Section shall limit or restrict the right of FFCA to commence any proceeding in the federal or state courts located in the state in which the Equipment is located to the extent FFCA deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents and which may only be enforced in such courts.

      9. Nonassignability. Except as permitted by Section 10.G of the Loan Agreement, this Agreement may not by assigned by Debtor, directly, indirectly, by operation of law or otherwise, without the consent of FFCA. FFCA may assign this Agreement without the prior consent of Debtor; provided, however, any such assignment shall be subject to the limitations of Section 15 of the Loan Agreement. All references in this Agreement to FFCA shall include the successors and permitted assigns of FFCA.

      10. Possession. Unless an Event of Default shall have occurred and be continuing, Debtor may retain possession of the Equipment and may use it in any lawful manner not inconsistent with this Agreement, with the provisions of any policies of insurance thereon or the other Loan Documents.

      11. Waiver. No Default hereunder by Debtor shall be deemed to have been waived by FFCA except by a writing to that effect signed by FFCA (subject to the terms of Section 17.C of the Loan Agreement) and no waiver of any Event of Default shall operate as a waiver of any other Event of Default on a future occasion. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement signed by Debtor and FFCA.

      12. Severability. In case any one or more of the provisions contained herein or in the Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein or therein.

      13. Notices; Amendments; Waiver. All notices, demands, designations, certificates, requests (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments or other instruments required or permitted to be given by either party pursuant to this Agreement and other Loan Documents shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8:00 a.m. to 6:00 p.m. in the location of the recipient during Business Days), such transmission shall


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be deemed to have  occurred the next  Business Day, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

      If to Debtor:             Arby's Restaurant Holding Company
                                1000 Corporate Drive
                                Fort Lauderdale, FL  33334
                                Attention: Christine C. Marshall, Esq.
                                Vice President, Acting General Counsel
                                Telephone:  (954) 351-5635
                                Telecopy:   (954) 351-5619

      with a copy to:           Brian L. Schorr, Esq.
                                Executive Vice President and General Counsel
                                Triarc Companies, Inc.
                                900 Third Avenue
                                New York, NY  10022
                                Telephone:  (212) 230-3045
                                Telecopy:  (212) 230-3216

      and to:                   Neale M. Albert, Esq.
                                Paul, Weiss, Rifkind, Wharton & Garrison
                                1285 Avenue of the Americas
                                New York, NY  10019-6064
                                Telephone:  (212) 373-3000
                                Telecopy:  (212) 757-3990

      If to FFCA:               FFCA Mortgage Corporation
                                17207 North Perimeter Drive
                                Scottsdale, AZ  85255
                                Attention: Mr. Stephen G. Schmitz
                                      Senior Vice President Corporate Finance
                                Telephone:  (602) 585-4500
                                Telecopy:   (602) 585-2225




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                                      7

      Copy to:                  Dennis L. Ruben, Esq.
                                Senior Vice President and General Counsel
                                FFCA Mortgage Corporation
                                17207 North Perimeter Drive
                                Scottsdale, AZ  85255
                                Telephone: (602) 585-4500
                                Telecopy:  (602) 585-2226

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

      14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     15. Headings. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

      16. Characterization; Interpretation. It is the intent of the parties hereto that the business relationship created by the Note, this Agreement and the other Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Documents. None of the agreements contained in the Documents is intended, nor shall the same be deemed or construed, to create a partnership between FFCA and Debtor, to make them joint venturers, to make Debtor an agent, legal representative, partner, subsidiary or employee of FFCA, nor to make FFCA in any way responsible for the debts, obligations or losses of Debtor.

      FFCA and Debtor acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

      17. Time of the Essence. Time is of the essence in the performance of each and every obligation under this Agreement.

      18. Waiver of Jury Trial and Punitive Damages. FFCA AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT



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BY EITHER OF THE  PARTIES  HERETO  AGAINST  THE OTHER OR ITS  SUCCESSORS  WITH
RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF FFCA AND DEBTOR, DEBTOR'S USE OR OCCUPANCY OF THE EQUIPMENT, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, FFCA AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY FFCA OR DEBTOR AGAINST THE OTHER WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY FFCA AND DEBTOR OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.





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      IN WITNESS  WHEREOF,  the parties  hereto have executed  this  Agreement effective as of the day and year first above written.

                                          DEBTOR:

                                          ARBY'S RESTAURANT HOLDING
                                          COMPANY, a Delaware corporation


                                          By
                                          Printed Name
                                          Title


                                          SECURED PARTY:

                                          FFCA MORTGAGE CORPORATION,
                                          a Delaware corporation


                                          By
                                          Printed Name
                                          Title




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



                                   EXHIBIT A

                               LEGAL DESCRIPTION



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


                                   EXHIBIT B

                                   EQUIPMENT




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





                                   EXHIBIT F

                               FORM OF GUARANTY




01/514412.5
Arby's

                            UNCONDITIONAL GUARANTY
                          OF PAYMENT AND PERFORMANCE


      1. FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned ("Guarantor"), unconditionally, absolutely and irrevocably guarantees and promises to pay to FFCA MORTGAGE CORPORATION, a Delaware corporation ("FFCA"), or order, any and all amounts, including, without limitation, principal, interest, taxes, insurance premiums, impounds, late charges and interest, damages and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to FFCA pursuant to the following agreements (collectively, the "Documents"):

            A. Loan Agreement (the "Agreement"), dated as of , 1996, between FFCA and ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("Debtor") under which FFCA is making a loan secured by a first priority security interest in the Debtor's [leasehold] [fee simple] interest in the land and its fee simple interest in the improvements located at the site listed on Exhibit A attached hereto or such substitute site(s) resulting from Debtor's right of substitution (the "Site");

            B.   Promissory Note, dated as of the date hereof in the amount of
      $                              from Debtor to FFCA (the "Note");

            C. Deed of Trust, Assignment of Rents and Leases and Security Agreement(the "Deed of Trust"), dated as of the date hereof executed by Debtor for the benefit of FFCA; and

           [D. Equipment Promissory Note, dated as of the date hereof in the amount of $ from Debtor to FFCA;

            E. Equipment Security Agreement dated as of the date hereof between FFCA and Debtor;] and

            F.    Any amendment, supplement or modification of the foregoing.

      2. Guarantor unconditionally guarantees the full and timely perform-ance of all obligations to be performed by Debtor under or pursuant to the Documents.

      3. Theobligation of Guarantor is primary and independent of the obli-gation of Debtor, and a separate action or actions may be brought and executed against Guarantor,



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



whether or not such action is brought against Debtor and whether or not Debtor is joined in such action or actions.

      4. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally (a) waives any requirement that FFCA first make demand upon, or seek to enforce remedies against, Debtor or any other person or entity or any of the collateral or property of Debtor or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against Guarantor; (b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Ariz. Rev. Stat. ss.ss. 12-1641 and 1642, 44-141, 44-142 or 47-3605, Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules (including any statutes or rules amending, supplementing or supplanting same) which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the obligations of Debtor under the Documents are fully satisfied and (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Debtor or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

      5. This Guaranty is a continuing guaranty and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following, all without notice to, or the further consent of, Guarantor:

            (a) the waiver by FFCA of the observance or performance by Debtor, Guarantor or any one or more of them of any of the obligations, undertakings or conditions contained in any of the Documents, except to the extent of such waiver;

            (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents;

            (c) the modification or amendment (whether material or otherwise) of any of the obligations of Debtor under any of the Documents, except to the extent of such modification or amendment;

            (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein);




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            (e) any  failure,  omission,  delay or lack on the part of FFCA to enforce, assert or exercise any right, power or remedy conferred on FFCA in any of the Documents or any action on the part of FFCA granting indulgence or extension in any form;

            (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Debtor under all or any of the Docu-ments;

            (g) the release or discharge of Debtor from the performance or observance of any obligation, undertaking or condition to be performed by Debtor under any of the Documents by operation of law;

            (h) the receipt and acceptance by FFCA or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof;

            (i) any action, inaction or election of remedies by FFCA which results in any impairment or destruction of any subrogation rights of Guarantor, or any rights of Guarantor to proceed against any other person or entity for reimbursement;

            (j) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona, the state in which the Site which is the subject of the Deed of Trust is located or any other applicable jurisdiction;

            (k) the substitution of a Substitute Site pursuant to the terms and conditions of the Loan Agreement; or

            (l) except as provided herein, any change in the corporate rela-tionship among Debtor, RC/Arby's Corporation, Arby's, Inc. or Guarantor.

      6.    Guarantor represents and warrants that:

            (a) Guarantor is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business in each jurisdiction in which such qualification is required and in which the failure so to qualify would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole.

            (b) Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor.




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            (c)  This  Guaranty  has  been  duly  executed  and  delivered  by
      Guarantor and is the legal, valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms, except as
      such   enforceability   may  be   limited  by   applicable   bankruptcy,
      reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and general principles of equity regardless of whether enforcement is considered in a proceeding at law or in equity.

            (d) Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which such Guarantor may be bound, which conflict, breach, default, lien, charge or encumbrance is reasonably likely to result in a material adverse change in the financial condition of Guarantor and its subsidiaries taken as a whole.

            (e) Guarantor has obtained all necessary consents, approvals or authorizations which are required for the execution and delivery of this Guaranty by Guarantor or for Guarantor's compliance with the terms and provisions of this Guaranty.

            (f) Guarantor is not a "foreign corporation," "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the United States Internal Revenue Code and the regulations promulgated thereunder. Guarantor's Federal Tax Identification Number is accurately set forth herein next to the signature of Guarantor.

            (g) Guarantor has delivered to FFCA audited consolidated financial statements as of December 31, 1994 and for the fiscal year then ended. Such financial statements and other information relating to Guarantor heretofore delivered to FFCA fairly present, as of such date for the period presented, in all material respects the financial position of Guarantor in accordance with generally accepted accounting principles consistently applied.

            (h) Except as disclosed in Guarantor's Form 10-K for the fiscal year ended December 31, 1994, there is no pending or, to the best of Guarantor's knowledge, threatened action, proceeding or investigation before any court, governmental agency or arbitrator against or affecting Guarantor or any of its properties or assets which is likely to result in a material adverse change in the financial condition of Guarantor and its subsidiaries taken as a whole.

      7.    Guarantor covenants and agrees that:

            (a) Guarantor will provide FFCA and its assigns with each of the following:



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                  (i) Within 105 days after the close of each  fiscal  year of
            Guarantor, the consolidated balance sheet of Guarantor, as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative figures on a consolidated basis for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit and as to the status of Guarantor as a going concern;

                  (ii) As soon as  available  (but no  earlier  than  the date
            Guarantor files its Form 10-Q under the Securities Exchange Act of
            1934) and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year, the consolidated balance sheet of Guarantor, as at the end of such quarterly period and the related statements of income and retained earnings and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures on a consolidated basis for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief accounting officer of Guarantor, prepared in accordance with generally accepted accounting principles consistently applied, except for changes resulting from audit and normal year-end audit adjustments and except for the absence of footnotes; and

                  (iii)  At  the  time  of  the  delivery  of  the   financial
            statements provided for above, a certificate of the chief financial officer or chief accounting officer of Guarantor to the effect that, to such person's knowledge, after reasonably diligent inquiry, no material default exists under this Guaranty or, if any such material default does exist, specifying the nature and extent thereof.

            (b) At all times during the term of this Guaranty, Guarantor shall maintain a net worth, on a consolidated basis, at least equal to
      $25,000,000, as determined in accordance with generally accepted accounting principles consistently applied.

            (c) Except as provided herein, Guarantor shall maintain its existence and shall continue to be a corporation, duly qualified to do business in each jurisdiction in which such qualification is required and in which the failure so to qualify would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole. Guarantor shall promptly inform FFCA of any change in the location of its principal office or of any change in the location of its books and records. It shall be a condition precedent to the merger of Guarantor into another entity, to the consolidation of Guarantor with one or more other entities and to the sale or other disposition of all or substantially all of the assets of Guarantor to one or more other entities that the surviving entity or transferee of assets, as the case may be, shall deliver to FFCA, and



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



      any assignee of any interest of FFCA in the Documents, an acknowledged instrument assuming all obligations, covenants and responsibilities of Guarantor hereunder. Guarantor covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless such an instrument shall have been delivered to FFCA.

            (d) Guarantor will promptly inform FFCA, or cause FFCA to be promptly informed, in writing setting forth details of the occurrence or event referred to therein and stating what action, if any, is proposed to be taken with respect thereto, of any of the following of which it has actual knowledge:

                  (i) the  occurrence  of any event of  default or any fact or event which results, or which with notice or the passage of time, or both, would result, in an event of default under the Documents; and

                  (ii) the commencement of any proceedings by or against Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for Guarantor or a material portion of its assets.

      8. This Guaranty shall continue in full force and effect until all of the obligations of Debtor under the Documents (the "Obligations") are duly, finally and permanently paid, performed and discharged. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Debtor to FFCA are no longer subject to any right on the part of any person whomsoever, including but not limited to Debtor, Debtor as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Bankruptcy Code, as amended, 11 U.S.C. Sec. 101 et seq. In the event that any such payments by Debtor to FFCA are disgorged after the making thereof, in whole or in part, or settled without litigation, to the extent of such disgorgement or settlement, Guarantor shall be liable for the full amount FFCA is required to repay plus interest, late charges, attorney's fees and any and all expenses paid or incurred by FFCA in connection therewith.

      9. So long as the Obligations remain outstanding, Guarantor shall not exercise any right of subrogation, indemnity or reimbursement nor make any other claim against Debtor arising from Guarantor's performance of its obligations under this Guaranty. Furthermore, Guarantor hereby unconditionally and irrevocably waives (a) so long as the Obligations remain outstanding, any right to participate in any security now or hereafter held by FFCA or in any claim or remedy of FFCA or any other person against Debtor with respect to obligations guaranteed hereby, (b) any statute of limitations affecting Guarantor's liability hereunder, (c) all



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principles  and  provisions  of law  which  conflict  with  the  terms of this
Guaranty and (d) diligence, presentment, demand for performance, notice of nonperformance, notice of intent to accelerate and acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty and all other notices whatsoever.

      10. Notwithstanding the preceding Section 9, in the event that Guarantor shall have any claims against Debtor, any indebtedness of Debtor now or hereafter held by Guarantor is hereby subordinated to amounts then due and owing under any indebtedness of Debtor to FFCA. Payments made on any such indebtedness of Debtor to Guarantor at a time when amounts are then due and owing on indebtedness of Debtor to FFCA, if FFCA so requests, shall be collected, enforced and received by Guarantor as trustee for FFCA and be paid over to FFCA on account of the obligations guaranteed hereby, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      11. It is not necessary for FFCA to inquire into the powers of Debtor or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the obligations of Debtor in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Debtor.

      12. In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay reasonable attorneys' fees and other costs and expenses actually and reasonably incurred by or through FFCA in the enforcement of this Guaranty.

      13. This Guaranty shall apply to the parties hereto and their successors and permitted assigns according to the context hereof and without regard to the number or gender of words or expressions used herein.

      14. Guarantor, hereby agrees to indemnify, protect, defend and hold harmless FFCA from any loss, cause of action, claim, cost (including, but not limited to, any cost or amount paid in preparation for, investigation of or settlement of litigation or any proceeding), expense, fee (including but not limited to reasonable attorney's fees), penalty, fine or judgment suffered or occasioned by the failure of Debtor to satisfy its obligations under the Documents or the failure of Guarantor to satisfy its obligations under this Guaranty. The obligations of Guarantor under this section shall be independent, primary, joint and several obligations of Guarantor. The agreement to indemnify, protect, defend and hold harmless FFCA contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty.

      15. All moneys from Guarantor available to FFCA pursuant to this Guar-anty for application in payment or reduction of the obligations of Debtor under the Documents may be



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



applied by FFCA to the payment or reduction of such obligations of Debtor, in such manner, in such amounts and at such time or times as FFCA may elect.

      16. All notices, demands, designations, certificates, requests, (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8:00 a.m. to 6:00 p.m. in the location of the recipient during a Business Day), such transmission shall be deemed to have occurred the next Business Day, (c) the next Business Day, if delivered by express overnight delivery service or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

      If to Guarantor:         John L. Cohlan
                               Senior Vice President-Corporate Finance
                               Triarc Companies, Inc.
                               900 Third Avenue
                               New York, NY  10022
                               Telephone:  (212) 230-3095
                               Telecopy:   (212) 230-3216

      with a copy to:          Brian L. Schorr, Esq.
                               Executive Vice President and
                                 General Counsel
                               Triarc Companies, Inc.
                               900 Third Avenue
                               New York, NY  10022
                               Telephone:  (212) 230-3045
                               Telecopy:   (212) 230-3216

      and to:                  Neale M. Albert, Esq.
                               Paul, Weiss, Rifkind, Wharton & Garrison
                               1285 Avenue of the Americas
                               New York, NY  10019-6064
                               Telephone:  (212) 373-3000
                               Telecopy:   (212) 757-3990




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      If to Debtor:            Arby's Restaurant Holding Company
                               1000 Corporate Drive
                               Fort Lauderdale, FL 33334
                               Attention:  Christine C. Marshall, Esq.
                               Vice President, Acting General Counsel
                               Telephone: (954) 351-5635
                               Telecopy: (954) 351-5619

      with a copy to:          Brian L. Schorr, Esq.
                               Executive Vice President and General Counsel
                               Triarc Companies, Inc.
                               900 Third Avenue
                               New York, NY  10022
                               Telephone:  (212) 230-3045
                               Telecopy:  (212) 230-3216

      and to:                  Neale M. Albert, Esq.
                               Paul, Weiss, Rifkind, Wharton & Garrison
                               1285 Avenue of the Americas
                               New York, NY  10019-6064
                               Telephone:  (212) 373-3000
                               Telecopy:  (212) 757-3990

      If to FFCA:              Stephen G. Schmitz
                               Senior Vice President Corporate Finance
                               FFCA Mortgage Corporation
                               The Perimeter Center
                               17207 North Perimeter Drive
                               Scottsdale, AZ  85255
                               Telephone:  (602) 585-4500
                               Telecopy:   (602) 585-2225

      With a copy to:          Dennis L. Ruben, Esq.
                               Senior Vice President and General Counsel
                               FFCA Mortgage Corporation
                               The Perimeter Center
                               17207 North Perimeter Drive
                               Scottsdale, AZ  85255
                               Telephone:  (602) 585-4500
                               Telecopy:   (602) 585-2226




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or to such other address or such other person as either  Guarantor,  Debtor or
FFCA may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. For purposes of this Guaranty, "Business Day" shall have the meaning provided in the Deed of Trust.

      17. This Guaranty is made under and governed by the internal laws of the State of Arizona. For purposes of any action or proceeding involving this Guaranty, Guarantor submits to the jurisdiction of all federal and state courts located in the States of Arizona and New York and consents that it may be served with any process or paper by registered mail or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, Guarantor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this section shall limit or restrict the right of FFCA to commence any proceeding in the federal or state courts located in the state in which the Site is located and/or where Guarantor resides to the extent FFCA deems such proceeding necessary or advisable to exercise remedies available under this Guaranty or the Documents.

      18. All of FFCA's rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others.

      19. This Guaranty is solely for the benefit of FFCA, its successors and assigns including, without limitation, its successors and assigns under the Documents, and is not intended to nor shall be deemed to be for the benefit of any third party, including, without limitation, Debtor. This Guaranty is a continuing Guaranty and shall be binding upon Guarantor and its successors and assigns; provided, however, that Guarantor may not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior consent of FFCA, which consent may be withheld in FFCA's sole discretion, except that Guarantor may assign its rights and obligations under this Guaranty without FFCA's consent (i) to any Person of which Debtor is, or after giving effect to any transactions that are occurring simultaneously with such assignment, will become, a direct or indirect wholly-owned subsidiary, that has a net worth, on a consolidated basis, at least equal to $25,000,000, as determined in accordance with generally accepted accounting principles consistently applied, and that executes an acknowledged instrument pursuant to which such assignee assumes all the obligations, covenants and responsibilities of Guarantor under this Guaranty, (ii) upon receipt of a solvency letter, from a nationally recognized valuation firm, investment banking firm or firm of independent certified public accountants, to the effect that both immediately before and immediately after giving effect to the assignment and the transactions that are occurring simultaneously with such assignment, (a) the assets of the assignee of Guarantor exceeded its liabilities, (b) the assignee of Guarantor would be able to pay its debts as such debts mature and (c) the assignee of Guarantor did not have unreasonably small capital with which to engage in its business and (iii) upon receipt of a



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



legal opinion from counsel reasonably acceptable to FFCA that this Guaranty constitutes the valid and binding obligation of the assignee of Guarantor enforceable against such assignee in accordance with its terms, subject to customary exceptions (in which case Guarantor shall be released from all of its obligations accruing hereunder from and after the date of such assignment). For purposes of this Guaranty, "Person" shall have the meaning provided in the Agreement.

      20.  If  any   provision  of  this   Guaranty  is   unenforceable,   the
enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

      21. Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Agreement.

      22. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.

      23. GUARANTOR AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY GUARANTOR AND FFCA OF ANY RIGHT TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, GUARANTOR AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO SEEK PUNITIVE DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY GUARANTOR OR FFCA AGAINST THE OTHER OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY GUARANTOR AND FFCA OF ANY RIGHT TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

      24. At such time as this Guaranty is (i) no longer in full force and effect or (ii) assigned by Guarantor as permitted pursuant to the terms of this Guaranty, FFCA (or its successors and assigns) shall execute and deliver such documents or instruments as reasonably requested by Guarantor evidencing the release of the obligations of Guarantor (as guarantor or assignor, as the case may be) in accordance with the terms of this Guaranty.



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                                      11

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty effective as of , 199 .


Federal Tax I.D. Number:                 TRIARC COMPANIES, INC.

38-0471180
                                         By
                                         Printed Name
                                         Title






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                                      12

STATE OF                ]
                        ] SS.
COUNTY OF               ]


      The foregoing instrument was acknowledged before me on this day of , 199 , by , of Triarc Companies, Inc., a Delaware corporation, on behalf of the corporation.


                                         ------------------
                                         Notary Public
My Commission Expires:







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                                      13

                                   EXHIBIT A

                               LEGAL DESCRIPTION






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





                                   EXHIBIT G

              FORM OF COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT




01/514412.5
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
                  COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT

      THIS COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT (this "Assignment") is executed as of , 1996, by and between ARBY'S RESTAURANT HOLDING COMPANY, a Delaware corporation ("Debtor"), whose address is 1000 Corporate Drive, Fort Lauderdale, Florida 33334, and FFCA MORTGAGE CORPORATION, a Delaware
corporation ("FFCA"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                             PRELIMINARY STATEMENT

      The capitalized terms which are not otherwise defined in this Assignment shall have the meanings set forth in that certain Loan Agreement dated as of August , 1996 between FFCA and Debtor (the "Loan Agreement").

      Debtor owns the Site and the Equipment located at the Site legally described on the attached Exhibit A. Arby's, Inc., a Delaware corporation, has granted a license (the "License") to Debtor dated as of the date hereof to operate the Site as an Arby's Restaurant, a true, correct and complete copy of which License is attached hereto as Exhibit B. To secure the payment and performance of Debtor's obligations to FFCA pursuant to the Loan Agreement, Debtor has agreed to collaterally assign its rights under the License to FFCA pursuant to the terms and conditions contained herein.

                                   AGREEMENT

      1. Assignment. Debtor hereby collaterally assigns to FFCA, its successors and permitted assigns, and grants a security interest in, all of the right, title and interest of Debtor in and to the License. This Assignment is made for the purpose of securing the payment and performance when due of the Debtor's obligations ("Obligations") under the Loan Agreement.

      2. Representations and Warranties. Debtor represents and warrants to FFCA that as of the date hereof:

            (a) Debtor has not assigned any of its rights under the License to any other person. The License is in full force and effect;

            (b)   Debtor is not in default under the License;

            (c) Debtor is not prohibited under any agreement with any third party or under any judgment or decree from the execution and delivery of this Assignment or the performance in all material respects of Debtor hereunder; and




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            (d) No action has been brought or to Debtor's knowledge threatened which would in any way prohibit or materially restrict the execution and delivery of this Assignment or the performance in all material respects of Debtor hereunder and/or License, as applicable.

      3.    Covenants.  Debtor agrees and covenants unto FFCA as follows:

            (a) Debtor will (i) fulfill, perform and observe in all material respects each and every material condition and covenant of Debtor contained in the License; (ii) give prompt notice to FFCA of any claim or event of default under the License given to Debtor, together with a complete copy or statement of any information submitted or referenced in support of such claim or event of default; (iii) at the sole cost and expense of Debtor, enforce the performance and observance of each and every material covenant and condition of the License to be performed or observed by any other party to the License unless such enforcement is waived in writing by FFCA; and (iv) appear in and defend any action challenging the validity, enforceability or priority of the lien created hereby or the validity or enforceability of the License.

            (b) Without the prior  written  approval of FFCA,  Debtor will not
      (i) modify the terms of the License or (ii) waive or release any person from the observance or performance of any obligation to be performed under the material terms of the License or liability on account of any material warranty given thereunder.

            (c) The rights assigned hereunder include all of Debtor's rights and title under the License, including, without limitation, to the extent applicable, the right (i) to modify the License; (ii) to terminate the License in accordance with the respective terms of the License and (iii) to waive or release the performance or observance of any obligation or condition of the License; provided, however, these rights shall not be exercised by FFCA unless there has occurred and is continuing an Event of Default under this Assignment.

      4. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default hereunder. Upon the occurrence and during the continuance of an Event of Default, FFCA may (a) proceed to exercise any or all remedies available at law or in equity to the extent and in the manner provided in the Loan Agreement; (b) proceed to perform any and all obligations and exercise any of the rights of Debtor contained in the License and exercise any and all rights of Debtor therein contained as fully as Debtor itself could, and without regard to the adequacy of security for the indebtedness and with or without the bringing of any legal action or the causing of any receiver to be appointed by any court; and (c) subject to the provisions of the Loan Agreement, do all other acts which FFCA may deem necessary or proper to protect its security created hereunder and pursuant to the . Debtor hereby constitutes FFCA as its attorney-in-fact to, upon the occurrence and continuance of an Event of Default, sue under the License, in the name of Debtor or FFCA or both. The



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power of attorney  granted  hereby  shall be  irrevocable  and coupled with an interest and shall terminate only upon the payment of all sums due FFCA for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of this power of attorney, and Debtor hereby releases FFCA from all liability (other than as a result of the gross negligence or willful misconduct of FFCA or its employees, representatives or agents) whatsoever for the exercise of the foregoing power of attorney and all actions taken pursuant thereto.

      5. Indemnity. FFCA shall not be obligated to perform or discharge any obligation of Debtor under the License, and Debtor agrees to indemnify and hold FFCA and its shareholders, directors, officers, employees, affiliates, agents, trustees, successors, assigns, lenders and attorneys harmless from and against any and all liability, loss or damage which FFCA may incur under the License or under or by reason of this Assignment, and of and from all claims and demands whatsoever which may be asserted against it by reason of an act of FFCA under this Assignment or under the License, except to the extent of FFCA's gross negligence or willful misconduct.

      6. Remedies Not Exclusive. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in FFCA under the Loan Agreement, or at law or in equity, all of which rights and remedies are specifically reserved by FFCA. The remedies herein provided or otherwise available to FFCA shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall the use of any of the remedies hereby provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause shall be broadly construed so that all remedies herein provided for or otherwise available to FFCA shall continue and be available to FFCA until all Obligations secured by this Assignment have been paid and performed in full and all obligations incurred by it have been fully discharged without loss or damage to FFCA.

      7. Notice. All notices, demands, designations, certificates, requests (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments or other instruments required or permitted to be given by either party pursuant to this Assignment shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8:00 a.m. to 6:00 p.m. in the location of the recipient during a Business Day), such transmission shall be deemed to have occurred the next Business Day, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:




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



      If to Debtor:               Christine C. Marshall, Esq.
                                  Vice President, Acting General Counsel
                                  Arby's Restaurant Holding Company
                                  1000 Corporate Drive
                                  Fort Lauderdale, FL  33334
                                  Telephone:  (954) 351-5635
                                  Telecopy:   (954) 351-5619

      Copy to:                    Brian L. Schorr, Esq.
                                  Executive Vice President and General Counsel
                                  Triarc Companies, Inc.
                                  900 Third Avenue
                                  New York, NY  10022
                                  Telephone:  (212) 230-3045
                                  Telecopy:   (212) 230-3216

                                  and

                                  Neale M. Albert, Esq.
                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, NY  10019-6064
                                  Telephone:  (212) 373-3000
                                  Telecopy:   (212) 757-3990


      If to FFCA:                 FFCA Mortgage Corporation
                                  17207 North Perimeter Drive
                                  Scottsdale, AZ 85255
                                  Attention:  Stephen G. Schmitz
                                              Vice President Corporate Finance
                                  Telephone: (602) 585-4500
                                  Telecopy: (602) 585-2225

      with a copy to:             Dennis L. Ruben, Esq.
                                  Senior Vice President and General Counsel
                                  FFCA Mortgage Corporation
                                  17207 North Perimeter Drive
                                  Scottsdale, AZ 85255
                                  Telephone: (602) 585-4500
                                  Telecopy: (602) 585-2226



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




or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

      The addresses and telecopy numbers provided herein are conclusively deemed to be valid, and notice given in compliance with this subsection is conclusively presumed to be proper and adequate, unless a written change of address and/or telecopy number is provided to all parties listed above in accordance with the written notice provisions of this subsection.

      8. Waiver and Amendment. No provisions of this Assignment shall be deemed waived or amended except in accordance with the terms and conditions of the Loan Agreement regarding waiver and amendment and by a written instrument setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

     9. Captions. Captions are used throughout this Assignment for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

      10. Severability. The provisions of this Assignment shall be deemed severable. If any part of this Assignment shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

      11. Forum Selection; Jurisdiction; Venue; Choice of Law. For purposes of any action or proceeding arising out of this Assignment, the Debtor and FFCA hereby expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York and each of the parties hereto consents that it may be served with any process or paper by certified or registered mail at the addresses for notice pursuant to this Assignment or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, each of the parties hereto waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Assignment and the rights and remedies of FFCA with respect to the License, as provided herein and by the laws of the state in which the Site is located, shall be governed by and construed in accordance with the internal laws of the state in which the Site is located without regard to principles of conflict of law. With respect to other provisions of this Assignment, this Assignment shall be governed by the internal laws of the State of Arizona. Nothing contained in this Section shall limit or restrict the right of FFCA to commence any proceeding in the federal or state courts located in the state in which the Site is located to the extent FFCA deems such proceeding necessary or advisable to exercise



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



remedies available under this Assignment or the Loan Agreement and which may only be enforced in such courts.

      12. Waiver of Jury Trial and Punitive Damages. DEBTOR AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY HERETO OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, Debtor AND FFCA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES FROM ANY OTHER PARTY HERETO WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR OR FFCA AGAINST ANY OTHER PARTY HERETO OR ITS RESPECTIVE SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY Debtor AND FFCA OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

      13. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors, legal representatives and permitted assigns, including, without limitation, any United States trustee, any Debtor in possession or any trustee appointed from a private panel. All references in this Assignment to FFCA shall include FFCA's successors and permitted assigns.

      14. Satisfaction. FFCA agrees that upon satisfaction in full of the Obligations, this Assignment shall be released.





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



      IN WITNESS WHEREOF, Debtor has caused this Assignment to be executed as of the date first above written.

                                          ARBY'S RESTAURANT HOLDING
                                          COMPANY, a Delaware corporation


                                           By
                                           Printed Name
                                           Title







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


     The foregoing Assignment is agreed and consented to by the undersigned, and the undersigned further agrees that the terms and conditions of the Addendum to Trademark License Agreement executed by the undersigned on with respect to the License are in addition to the terms and conditions of this Assignment and do not supersede nor are they superseded by the terms and conditions of this Assignment.

                                          ARBY'S, INC., a Delaware corporation

                                          By
                                          Printed Name
                                          Title



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







                                  EXHIBIT H

                                OPINION MATTERS




01/514412.5
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




As of September 6, 1996




FRANCHISE FINANCE CORPORATION OF AMERICA
FFCA MORTGAGE CORPORATION
17207 North Perimeter Drive
Scottsdale, AZ  85255

                   RE:   FFCA  Mortgage Corporation
                         Loan Secured by Arby's(R) Restaurants


Ladies and Gentlemen:

       I am Vice President and Acting General Counsel of Arby's, Inc. d/b/a Triarc Restaurant Group, a Delaware corporation ("Arby's"), and in my capacity as such, I am delivering this opinion in connection with that certain loan agreement (the "Loan Agreement") between FFCA Mortgage Corporation, a Delaware corporation ("FFCA"), and Arby's Restaurant Holding Company, a Delaware corporation ("Debtor"), dated as of even date herewith. Capitalized terms used and not otherwise defined have the respective meanings given those terms in the Loan Agreement. This opinion is being furnished to you at the request of Debtor pursuant to Section 12I of the Loan Agreement.

         In connection with this opinion, I have examined originals, or copies certified or otherwise identified to my satisfaction, of the following documents, each dated as of various dates (collectively, the "Documents"):

       (i) the form of the Purchase Agreements listed on Schedule 1 hereto (collectively, the "Purchase Agreements");

       (ii) the form of the License Agreements listed on Schedule 1 hereto (collectively, the "License Agreements"); and

       (iii) the form of the Management Agreements listed on Schedule 1 hereto (collectively, the "Management Agreements").

       In addition, I have examined (i) such corporate records of Arby's as I have considered appropriate, including copies of the certificates of incorporation, as amended, and by-laws, as amended, of Arby's as in effect on the date hereof and certified copies of resolutions of the board of directors of Arby's; and (ii) such other certificates, agreements and documents as I deemed relevant and necessary as a basis for the opinions hereinafter expressed.

       In my examination of the Documents, I have assumed, without independent investigation, the genuineness of all signatures, the due authorization, execution and delivery of the Documents by each party thereto other than Arby's, the enforceability of the Documents against each party thereto (except for enforceability of the License Agreements and the Management Agreements against each Company [as hereinafter defined] that is a party thereto), the authenticity of all Documents submitted to me as originals, the conformity to the original documents of all documents submitted to me as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, the authenticity of all such latter documents and the legal capacity of all individuals who have executed any of the documents.

       In expressing the opinions set forth herein, I have relied upon the factual matters contained in the representations and warranties of RC/Arby's Corporation, a Delaware corporation ("RC/Arby's"), Triarc Companies, Inc., a Delaware corporation ("Triarc"), Arby's Restaurant Development Corporation, a Delaware corporation ("ARDC"), Arby's Restaurant Operations Company, a Delaware corporation ("AROC") (RC/Arby's, Triarc, ARDC, AROC and Debtor are sometimes referred to herein collectively as the "Companies" and individually as the "Company") and the Debtor made in the Loan Documents and the Guaranty and upon certificates of public officials and officers of the Companies and Arby's.

       Based upon the foregoing, and subject to the assumptions, exceptions and qualifications set forth herein, I am of the opinion that:

       1. The execution and delivery by Arby's of each of the Documents to which it is a party and the performance by Arby's of its obligations thereunder do not violate or result in a breach of or default under (i) any indenture, mortgage, deed of trust, security deed, loan agreement or other material contract, document, agreement or instrument of which I have knowledge and to which Arby's is a party or by which Arby's is bound or to which any of the properties or assets of Arby's is subject; provided that I express no opinion as to the Indenture, dated as of August 1, 1993 (the "Indenture"), among RC/Arby's as successor to Royal Crown Corporation, a Florida corporation, The Bank of New York, a New York banking institution, as Trustee, and the other parties thereto, and the Collateral Trust Agreement, dated as of August 1, 1993, as supplemented, and as amended by Amendment No. 1 to the Collateral Trust Agreement, dated as of April 26, 1995, each among RC/Arby's as successor to Royal Crown Corporation, The Bank of New York, a New York banking institution, as Collateral Trustee, and the other parties thereto (as supplemented and as amended, the "Collateral Trust Agreement"); and (ii) any order, writ, injunction or decree of which I have knowledge (without investigation) of any court or governmental authority or agency binding upon Arby's or to which Arby's is subject.

       2. There are no suits, actions, investigations or other litigation or legal or governmental proceedings pending or, to my knowledge, threatened (i) asserting the invalidity of any of the Documents; (ii) seeking to prevent the consummation of any of the transactions contemplated by the Documents; or
(iii) except as set forth in Triarc's or RC/Arby's Annual Report on Form 10-K for the year ended December 31,1995, which could reasonably be expected to have a material adverse effect on the financial condition or results of operations of Arby's, or the performance by Arby's of its respective obligations under, or the validity or enforceability of, the Documents.

       3. Each of the Purchase Agreements, the License Agreements and the Management Agreements constitutes the legal, valid and binding obligation of each Company that is a party thereto, enforceable against each such Company in accordance with its terms.

       The  foregoing  opinion  is  subject  to  the  following   assumptions,
exceptions and qualifications:

       The enforceability of the Purchase Agreements, the License Agreements and the Management Agreements may be: (i) subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, bulk sale or transfer, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

       The opinions expressed above are limited to the laws of the State of Florida and the Federal laws of the United States of America. Please be advised that I am not admitted to practice in the State of Florida, although under Chapter 17 of the Rules Regulating the Florida Bar, adopted by the Florida Bar Associated and confirmed by Order of the Supreme Court of Florida on April 21, 1994, I am Authorized House Counsel. My opinions are rendered only with respect to the laws and the rules, regulations and orders thereunder, which are currently in effect.

       This letter is furnished by me solely for your benefit in connection with the transactions referred to in the Loan Agreement and may not be circulated to, or relied upon by, any other Person, except that this letter may be circulated to any prospective assignee of the Loans and the Equipment Loans under the Loan Agreement and may be relied upon by any Person who, in the future, becomes an assignee of the Loans and the Equipment Loans under the Loan Agreement.

Very truly yours,

/s/ CHRISTINE C. MARSHALL

Christine C. Marshall
Vice President and
Acting General Counsel

CCM:opiarhc2

                                  SCHEDULE 1



     1. Purchase Agreement, dated as of various dates, by and between Arby's Restaurant Holding Company, as Buyer, and Arby's, Inc., as Seller.

     2. License Agreements, dated as of various dates, by and between Arby's Restaurant Holding Company, as Licensee, and Arby's, Inc., as Licensor.

     3. Amendments to Management and Operations Agreement, dated as of various dated by and between Arby's Restaurant Holding Company and Arby's, Inc., as Manager.

                                  EXHIBIT H-1

                         LOCAL COUNSEL OPINION MATTERS



01/514412.5
Arby's

                                     ARHC

                            [LOCAL COUNSEL OPINION]

                                [Closing Date]




Franchise Finance Corporation of America
FFCA Mortgage Corporation
17207 North Perimeter Drive
Scottsdale, AZ  85255

      Re:   Franchise Finance Corporation of America
            Loan Secured by Arby's Restaurants

Ladies and Gentlemen:

      This firm has acted as special counsel for the state of [STATE] (the "State") in connection with a loan (the "Loan") which will be secured by Arby's restaurant properties (each, a "Property") located in (the "Transaction"). The Loan will be made pursuant to a loan agreement (the "Loan Agreement") between FFCA Mortgage Corporation, a Delaware corporation
("Lender"), and Arby's Restaurant Holding Company, a Delaware corporation ("Borrower"). The loan amount allocated to each Property will be evidenced by a separate Promissory Note (each, a "Note") which will be secured by a [Deed of Trust] [Mortgage], Assignment of Rents and Leases and Security Agreement (each, a "Mortgage"). Each Note will include a fixed interest rate plus a participating interest feature keyed to the gross sales of the related Property. Borrower is the owner of the Properties. Lender will also make an equipment loan (the "Equipment Loan") to Borrower which will be evidenced by a separate Equipment Promissory Note (the "Equipment Note") and secured by an Equipment Security Agreement (the "Equipment Security Agreement"). The obligations of Borrower with respect to each Property will be guaranteed by Triarc Companies, Inc., a Delaware corporation ("Guarantor") pursuant to a separate Unconditional Guaranty of Payment and Performance (the "Guaranty"). All of the instruments and documents evidencing and securing the Loan and the Equipment Loan will be cross-collateralized and cross-defaulted.

      In rendering the opinions expressed below, we have examined executed copies of the following documents, all dated as of unless otherwise indicated (collectively, the "Documents"):

          (i)     the Loan Agreement;



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



Franchise Finance Corporation of America
FFCA Acquisition Corporation
[Closing Date]
Page 2




         (ii)     the Mortgage;

        (iii)     the Note;

         (iv) UCC-1 Financing Statements to be recorded as fixture filings (the "Fixture Filing") with respect to (A) the UCC Property (as defined below) and the Lease Assignment; and (B) the Equipment (as defined below);

          (v) UCC-1 Financing Statements (the "Financing Statements") to be filed with respect to (A) the UCC Property; and (B) the Equipment;

         (vi)     the Guaranty;

        (vii)     the Equipment Note;

       (viii)     the Equipment Security Agreement; and

         (ix)     [List other documents as necessary].

      In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below.

      For purposes of this opinion letter, we have assumed:

            (A) The existence and good standing of the parties in their respective states of formation and the State and their authority to enter into the transactions contemplated by the Documents;

            (B) The due authorization, execution, acknowledgement as necessary, and delivery of the Documents by all parties thereto, and the receipt of consideration by all such parties sufficient to support the obligations created thereby; and




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



Franchise Finance Corporation of America
FFCA Acquisition Corporation
[Closing Date]
Page 3



            (C) The recitals contained in the Documents are true and accurate, and there are no other inconsistent agreements or understandings, written or oral, which exist between the parties relating to the matters addressed herein.

      We have additionally assumed that the document forms we have reviewed will be duly and accurately completed and compiled to produce the execution originals thereof, and will have legal descriptions attached as appropriate, and all exhibits and schedules contemplated thereby will be duly completed and attached thereto.

      Based upon and subject to the foregoing and to the matters set forth below, we are of the opinion that:

      1. (a) Each Mortgage and Fixture Filing is in proper form for recording in the real property records of the county in which the related Property is located (each, a "Recording Office" and collectively, the "Recording Offices"), and each Mortgage is in proper form to also serve as a fixture filing when recorded in the respective Recording Office.

            (b) Each of the Financing Statements and Fixture Filing complies with all applicable provisions of the Uniform Commercial Code as in effect in the State (the "Code") and is in appropriate form for filing with the [Secretary of State of the State] (the "Filing Office").

      2. Upon due recordation of each Mortgage in the appropriate Recording Office for the related Property, each Mortgage will constitute, as security for the payment and performance of the obligations described therein, a valid, perfected and enforceable mortgage lien of record on the entire interest of the Borrower in that portion of the property described therein (the "Mortgaged Property") which is real property and will provide a perfected security interest in that portion of such Mortgaged Property which constitutes fixtures.

      3. (a) Each Mortgage creates a valid security interest in all Mortgaged Property described therein constituting either fixtures or personal property under the Code (collectively, the "UCC Property"). Each Equipment Security Agreement creates a valid security interest in all property described therein constituting either fixtures or personal property under the Code (collectively, the "Equipment").




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



Franchise Finance Corporation of America
FFCA Acquisition Corporation
[Closing Date]
Page 4



            (b) Upon (i) the filing of each Financing Statement with the Filing Office and (ii) the recording of each Fixture Filing in the appropriate Recording Office for the related Property, the security interests created under each Mortgage in the UCC Property and under each Equipment Security Agreement in the Equipment, will be perfected to the extent that such security interests may be perfected by recording and filing financing statements within the State and will have priority over subsequent creditors of and purchasers from the Borrower to the full extent provided in the Code.

      4. (a) Except as set forth in paragraph 4(b), the recording of each Mortgage and each Fixture Filing in the appropriate Recording Office, and the filing of the Financing Statements in the Filing Office will constitute all recordings, filings or registrations within the State which are necessary or advisable to perfect, preserve and protect, and to provide constructive notice to third parties of, the real property liens and security interests created by the Mortgages and the Equipment Security Agreement.

            (b) After the recordings and filings specified in the foregoing paragraphs have been effected, no further instruments or documents need be recorded, registered or filed or rerecorded or re-filed in any public office in the State in order to preserve, protect, and maintain the perfection and priority of the real property liens and security interests created by the Mortgages and the Equipment Security Agreements and to continue providing the notice imparted thereby, except for the recording and filing of continuation statements with respect to the Fixture Filings and the Financing Statements within six months prior to (i) the date [five] years from the original date of their recording or filing and (ii) each subsequent [five]-year anniversary of such original recording or filing date.

      5. The federal and state courts presiding in the State will recognize the validity of and enforce the choice of law provisions set forth in the Documents. If, notwithstanding the choice of law provisions contained in the Documents, such Documents were entirely governed by the laws of the State, such Documents would be legal, valid and binding obligations of the parties, enforceable against the parties in accordance with their respective terms, under the laws of the State.

      6. The rates of interest required to be paid as set forth in the Note, the Equipment Note and the Loan Agreement do not violate any usury law of the State.



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



Franchise Finance Corporation of America
FFCA Acquisition Corporation
[Closing Date]
Page 5




      7. No consent, approval, order, authorization, registration, declaration or designation of or filing with any governmental authority of the United States or the State or any subdivision thereof is required in connection with the authorization, execution, delivery or performance by the parties, as applicable, of the Documents or the consummation of any of the transactions contemplated thereby, except for the records and filings listed above.

      8. Lender is not required to be licensed as a mortgage banker, lender or broker and does not need to obtain any other license or qualification (other than to transact business) solely as the result of the transactions contemplated by the Documents.

      9. The execution, delivery and performance of the Documents will not result in a breach of or default under any law, statute, ordinance, or regulation of any administrative agency or other governmental authority of the State or any subdivision thereof.

      10. No mortgage, mortgage recording, stamp, intangibles or other similar tax (other than nominal filing and recording fees) is required to be paid under the law of the State or any political subdivision thereof in connection with the execution, delivery, recordation, filing, or perfection, or as a condition to the enforceability, of any of the Documents or the obligations created, evidenced or secured thereby [, except as follows:].

      This opinion is subject to the qualifications that (i) the enforceability of the Documents may be limited by bankruptcy, insolvency, rehabilitation, liquidation, conservation, dissolution, reorganization, moratorium or other similar laws relating to or affecting the enforcement of rights of creditors; (ii) the enforceability of the Documents may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (iii) the enforceability of the Documents is further subject to the qualification that certain waivers, procedures, rights, remedies and other provisions of the Documents may be unenforceable under or limited by the law of the State; however, such law does not, in our opinion, substantially prevent the practical realization of the benefits intended by the Documents.

      We have not examined title to any of the Properties and we express no opinion with respect to such title. We have assumed for this opinion that the Borrower will own all of the property and rights which are the subject of the Documents to the extent contemplated thereby. We express no opinion regarding the desirability or necessity of recording or filing any



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



Franchise Finance Corporation of America
FFCA Acquisition Corporation
[Closing Date]
Page 6


documents in any jurisdiction other than the State with respect to the property, interests and rights described in or created by the Documents.

      The opinions expressed in this letter are based upon the law in effect in the State on the date hereof. We take no responsibility for updating the opinions expressed herein or for taking into account any event, action, interpretation, change of law or similar item which may occur after the date hereof. We express no opinion with regard to any matter which may be governed by any law other than the federal law of the United States of America and the law of the State.

      The opinions rendered herein may not be used or relied upon by any person or entity other than the addressees hereof, their counsel, and any subsequent holder or permitted assignee of or participant in the loans made under the Loan Agreement, for any purpose whatsoever without our prior written consent in each instance.

                                    Very truly yours,




01/172966
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





                                   EXHIBIT I

                       FORM OF CONFIDENTIALITY AGREEMENT




01/514412.5
Arby's

As of September 5, 1996



Franchise Finance Corporation of America
FFCA Mortgage Corporation
17207 North Perimeter Drive
Scottsdale, Arizona  85255

                           Confidentiality Agreement

Dear Ladies and Gentlemen:

        Pursuant to the terms of the Loan Agreement (the "Loan Agreement"), dated as of September 5, 1996, by and among FFCA Mortgage Corporation, a Delaware corporation ("FFCA"), Franchise Finance Corporation of America, a Delaware corporation, as Guarantor, and Arby's Restaurant Holding Company, a Delaware corporation ("Debtor"), we have agreed to furnish you (including your representatives and agents) with or provide you access to certain Confidential Information (as defined in paragraph 4 hereto). In consideration of Debtor furnishing you with or providing you access to the Confidential Information, and as a condition to such disclosure, you agree as follows:

               1. You shall keep all Confidential Information secret and confidential and shall not disclose it to anyone except to those persons who need to know the Confidential Information for purposes relating to the Loan Agreement. Each person to whom such Confidential Information is disclosed must be advised of its confidential nature and of the terms of this Agreement and (unless already bound by obligations of confidentiality) must agree to abide by such terms. You shall be responsible for compliance with this Agreement by such persons.

               2. The Confidential Information shall be used by you and any persons to whom you transmit the Confidential Information in accordance with this Agreement solely for purposes relating to the Loan Agreement and for no other purpose whatsoever. Without limiting the generality of the foregoing, you recognize and acknowledge that the Confidential Information may contain material non-public information concerning Debtor and its affiliates and may not be used in a manner that violates any federal or state securities law.

               3. Upon payment in full of all the loans under the Loan Agreement, together with all accrued interest thereon and other sums due under the Loan Agreement, you shall return to Debtor the Confidential Information which is in tangible form, including any copies which you or any persons to whom you transmitted the Confidential Information may have made, and you and they will destroy all abstracts, summaries thereof or references thereto in your and their documents, and after written request by Debtor, shall promptly provide to Debtor reasonable assurance in writing that you and they have complied with this paragraph 3.

               4. The term "Confidential Information" means any information furnished to you by Debtor or its affiliates (or their directors, officers, employees, agents or outside advisors), including, without limitation, information you obtain in connection with any investigation by you of the business of Debtor and its affiliates. Confidential Information, however, does not include (i) any information which is or becomes publicly available other than as a result of a disclosure by you or any persons to whom you transmitted the Confidential Information and (ii) the Loan Documents (as defined in the
Loan  Agreement).  Information  shall be  deemed  "publicly  available"  if it becomes a matter of public knowledge or, it is contained in materials available generally to the public or is obtained from any source other than Debtor or its affiliates (or their directors, officers, employees, agents or outside advisors), provided such source has not (a) entered into a confidentiality agreement with Debtor or its affiliates with respect to such information, or (b) obtained the information from an entity or person who is a party to or otherwise restricted under the terms of a confidentiality agreement with, or subject to any other contractual, legal, or fiduciary obligation of confidentiality to, Debtor or its affiliates. Confidential Information includes not only written information but also information transferred orally, visually, electronically or by any other means and shall be deemed to include all notes, analyses, compilations, studies or other documents prepared by you that contain all or a portion of the information furnished to you pursuant hereto.

               5. In the event that you or any  persons  to whom you  transmit the Confidential Information in accordance with this Agreement becomes legally compelled pursuant to a court order, subpoena or other requirement of law or regulations of the Securities and Exchange Commission to disclose any of the Confidential Information, you or they may disclose the Confidential Information provided that you or they have received a written opinion of counsel that such disclosure must be made in order that you or they not commit a violation of law or regulation and have otherwise complied with the terms of this paragraph 5. In the event that you or they are requested or required to disclose any of the Confidential Information, you or they shall provide Debtor prompt written notice (the "Notice") of any such request or requirement so that Debtor may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. You and they agree to consult with Debtor in Debtor's seeking any such remedy if Debtor requests such consultation and you and they will not oppose Debtor taking action in connection with seeking any such remedy. If, in the absence of a protective order or other remedy or the receipt of a waiver by Debtor, you or they are nevertheless, in the written opinion of counsel, legally compelled to disclose the Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, you or they may, without liability hereunder, but no earlier than ten days after receipt by Debtor of the Notice, disclose to such tribunal that portion of the Confidential Information that such counsel advises is legally required to be disclosed.

               6. You understand and agree that this Agreement is made for the benefit of Debtor and no failure or delay by Debtor or its affiliates, agents or representatives in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof of the exercise of any right, power or privilege under this Agreement. You further agree that money damages would not be a sufficient remedy for any breach of this Agreement by you, and that Debtor and its affiliates, agents and representatives shall be entitled to specific performance and/or injunctive relief as a remedy of any such breach. Such remedy shall not be deemed to be the exclusive remedy for any such breach of this Agreement but shall be in addition to all other remedies available at law or in equity.

               7. This Agreement may not be modified except by a written agreement executed by you and the Debtor and may not be waived except by written agreement of the party against whom the waiver is to be enforced.

               8. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and you hereby consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waive any objection to venue laid therein. You agree that process in any action or proceeding referred to in the preceding sentence may be served on you anywhere in the world, whether within or without the State of New York.

               9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter which will constitute an agreement with respect to the subject matter of this letter as of the date first above written.

                                                    Very truly yours,

                                                    ARBY'S, INC., d/b/a TRIARC
                                                    RESTAURANT GROUP


                                                    By: /s/ KENNETH C. FISCHER
                                                       -----------------------
                                                    Name:  Kenneth C. Fischer
                                                         ---------------------
                                                    Title: Vice President
                                                          --------------------

AGREED TO AND ACCEPTED:

FRANCHISE FINANCE CORPORATION
OF AMERICA, a Delaware corporation


By: /s/ STEPHEN G. SCHMITZ
    --------------------------
Name: Stephen G. Schmitz
     -------------------------
Title: Sr. Vice President
      ------------------------

FFCA MORTGAGE CORPORATION,
a Delaware corporation


By: /s/ STEPHEN G. SCHMITZ
    --------------------------
Name: Stephen G. Schmitz
     -------------------------
Title: Sr. Vice President
      ------------------------

                                   EXHIBIT J

                          ROYALTIES PAYMENT AGREEMENT




01/514412.5
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
                          ROYALTIES PAYMENT AGREEMENT

      THIS ROYALTIES PAYMENT AGREEMENT (this "Agreement") is made as of , 1996 among ARBY'S, INC., a Delaware corporation, whose address is 1000 Corporate Drive, Fort Lauderdale, Florida 33334 ("Arby's"), TRIARC COMPANIES, INC., a Delaware corporation, whose address is 900 Third Avenue, New York, New York 10022 ("Triarc"), and FFCA MORTGAGE CORPORATION, a Delaware corporation, whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255 ("FFCA").

                             PRELIMINARY STATEMENT

      Pursuant to that certain Loan Agreement (the "Loan Agreement") dated as of the date of this Agreement between FFCA and Arby's Restaurant Holding Company, a Delaware corporation ("Debtor"), FFCA has agreed, subject to the terms and conditions of the Loan Documents, to make the Loans and the Equipment Loans to Debtor, which Loans and Equipment Loans are or will be, as the case may be, secured by, among other things, first priority liens on the Sites. Capitalized terms used in this Agreement and not defined herein shall have the meanings set forth in the Loan Agreement.

      Each of the Sites is, or will be, as the case may be, operated by Debtor as either an Arby's Restaurant or a Dual Concept. Debtor and Arby's have entered into a License Agreement for each Site pursuant to which Debtor has the right to operate the Site as an Arby's Restaurant.

      The License Agreements each provide that FFCA shall have the right, at FFCA's election and upon an Event of Default and the exercise by FFCA of its remedies under the Loan Documents (the "Right"), to operate the Sites as Arby's Restaurants pursuant to such License Agreements.

      To induce FFCA to make the Loans and Equipment Loans, Triarc has agreed, upon FFCA exercising the Right, to pay the royalty fees (as described in Article 3 of the License Agreements) (the "Fees") for so long as FFCA exercises the Right and prior to any transfer by FFCA of the Site or payment of Loans and Equipment Loans, in full (the "Right Period").
Arby's has consented to such agreement of Triarc.

      Triarc  and Arby's  are  executing  this  Agreement  for the  purpose of
evidencing  their  respective   agreements  and  consents  described  in  this
Preliminary Statement and as set forth below.




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                                   AGREEMENT

      1. Payment of Fees by Triarc. In the event FFCA exercises the Right, Triarc agrees and promises to pay all Fees accruing under the License Agreements during the Right Period from time to time on or before the date such Fees are due and payable. Triarc waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with Triarc's obligations under this Agreement.

      2. Default. If Debtor shall fail to pay any of the Fees when due and payable, Arby's shall provide Triarc and FFCA with notice of such failure and Triarc shall have a period of 20 days after its receipt of such notice to pay such outstanding Fees and acknowledge in writing its continuing obligation to pay such Fees which accrue on an ongoing basis. If Triarc shall fail to pay such outstanding Fees within such 20 day period, Arby's shall provide FFCA with notice of such failure and FFCA shall have a period of 30 days after its receipt of such notice to pay such outstanding Fees, but without any obligation to do so. If FFCA declines to pay any past- due Fees within such 30 day time period, Arby's, as its sole remedy under the License Agreements, shall have the right to terminate the License Agreements by delivering a notice of termination to FFCA.

      3. Applicable Law. For purposes of any action or proceeding arising out of this Agreement, Arby's and Triarc hereby expressly submit to the jurisdiction of all federal and state courts located in the States of Arizona and New York and each of the parties hereto consents that it may be served with any process or paper by certified or registered mail at the addresses for notice pursuant to this Agreement or by personal service within or without the States of Arizona and New York in accordance with applicable law. Furthermore, each of the parties hereto waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona.

      4. Nonassignability; Reliance. This Agreement may not by assigned by Arby's or Triarc, directly, indirectly, by operation of law or otherwise, without the consent of FFCA; provided, however, Triarc may assign this Agreement to any Person to whom Triarc may assign the Guaranties. Triarc and Arby's each acknowledge that FFCA is making the Loans and the Equipment Loans pursuant to the Loan Agreement in reliance on Triarc and Arby's executing and performing this Agreement.

      5. Notices. All notices, demands, designations, certificates, requests (including, without limitation, requests for documents by third parties), offers, consents, approvals, appointments or other instruments required or permitted to be given by any party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall



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



be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission with confirmation, if delivered by facsimile, except if such facsimile is transmitted other than during business hours (business hours being defined as 8 a.m. to 6 p.m. in the location of the recipient during Business Days), such transmission shall be deemed to have occurred the next Business Day, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

            If to Arby's:           Arby's, Inc.,
                                    1000 Corporate Drive
                                    Fort Lauderdale, FL 33334
                                    Attention: Christine C. Marshall, Esq.
                                        Vice President, Acting General Counsel
                                    Telephone: (954) 351-5635
                                    Telecopy: (954) 351-5619

            with a copy to:         Brian L. Schorr, Esq.
                                    Executive Vice President and
                                        General Counsel
                                    Triarc Companies, Inc.
                                    900 Third Avenue
                                    New York, NY  10022
                                    Telephone:  (212) 230-3045
                                    Telecopy:  (212) 230-3216

            and to:                 Neale M. Albert, Esq.
                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY  10019-6064
                                    Telephone:  (212) 373-3000
                                    Telecopy:  (212) 757-3990

            If to Triarc:           John L. Cohlan
                                    Senior Vice President--Corporate Finance
                                    Triarc Companies, Inc.
                                    900 Third Avenue
                                    New York, NY  10022
                                    Telephone:  (212) 230-3045
                                    Telecopy:  (212) 230-3216




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



            with a copy to:         Brian L. Schorr, Esq.
                                    Executive Vice President and
                                        General Counsel
                                    Triarc Companies, Inc.
                                    900 Third Avenue
                                    New York, NY  10022
                                    Telephone:  (212) 230-3045
                                    Telecopy:  (212) 230-3216

            and to:                 Neale M. Albert, Esq.
                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY  10019-6064
                                    Telephone:  (212) 373-3000
                                    Telecopy:  (212) 757-3990

            If to FFCA:             Stephen G. Schmitz
                                    Senior Vice President Corporate Finance
                                    FFCA Mortgage Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ 85255
                                    Telephone: (602) 585-4500
                                    Telecopy:  (602) 585-2225

            with a copy to:         Dennis L. Ruben, Esq.
                                    Senior Vice President and General Counsel
                                    FFCA Mortgage Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Telephone: (602) 585-4500
                                    Telecopy:  (602) 585-2226

or to such other address or such other person as any party may from time to time hereafter specify to the other parties in a notice delivered in the manner provided above.

      6. Waiver. No provisions of this Agreement shall be deemed waived or amended except by a written instrument setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought.

      7. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.




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



      8. Entire Agreement. This Agreement, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Arby's and Triarc with respect to such subject matter.

      9. Binding Effect. This Agreement shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     11. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

      12. Time of the Essence. Time is of the essence in the performance of each and every obligation under this Agreement.

      13. Waiver of Jury Trial and Punitive Damages. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ONE OR MORE OF THE OTHERS OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF FFCA, ARBY'S, DEBTOR AND TRIARC AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES FROM THE OTHERS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ONE OR MORE OF THE OTHERS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY THE PARTIES OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.



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



      IN WITNESS WHEREOF, Arby's, Triarc and FFCA have entered into this Agreement as of the date first above written.


                      ARBY'S, INC., a Delaware corporation


                                    By
                                    Printed Name
                                    Title

                      TRIARC COMPANIES, INC., a Delaware corporation


                                    By
                                    Printed Name
                                    Title


                      FFCA MORTGAGE CORPORATION, a Delaware corporation

                                    By
                                    Printed Name
                                    Title




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




STATE OF                ]
                        ] SS.
COUNTY OF               ]

      The foregoing instrument was acknowledged before me on              ,
199 by             , of Arby's, Inc., a Delaware corporation, on behalf of the corporation.


                                          -----------------
                                          Notary Public

My Commission Expires:





STATE OF                      ]
                        ] SS.
COUNTY OF               ]

      The foregoing instrument was acknowledged before me on            , 199
by , of Triarc Companies, Inc., a Delaware corporation, on behalf of the corporation.


                                          ------------------
                                          Notary Public

My Commission Expires:







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


STATE OF                      ]
                        ] SS.
COUNTY OF               ]

      The foregoing instrument was acknowledged before me on        , 199
by , of FFCA Mortgage Corporation, a Delaware corporation, on behalf of the corporation.

                                    -------------------
                                    Notary Public

My Commission Expires:





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





                                   EXHIBIT K

                              FORM OF TERM SHEET



01/514412.5
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
                                 TERM SHEET


      This Term Sheet is issued pursuant to the terms and conditions of that certain Loan Agreement (the "Agreement") dated as of , 1996, between FFCA Mortgage Corporation, a Delaware corporation ("FFCA"), and Arby's Restaurant Holding Company, a Delaware corporation ("Debtor"). In the event of any conflict between the provisions of the Agreement and the terms of this Term Sheet, the terms of the Agreement shall prevail. Capitalized terms used herein without definition shall have the same meaning given in the Agreement.

      Pursuant to Sections 2.B and 3.A of the Agreement, and subject to the terms and conditions set forth in the Loan Documents, including, without limitation, the Loan Limitation and the delivery of invoices and receipts pursuant to Section 12.B of the Agreement with respect to the cost of the (i) [construction of the Improvements] and (ii) the Equipment, FFCA agrees to make the following described Loan and Equipment Loan:


Site Location :                                                              .

Site Legal Description:                   See attached Exhibit A.

Committed Loan Amount:                    $                       .

Participating
Interest/Additional
Interest (indicate one):                                                     .

Equipment Loan Amount:                    The  actual  and reasonable cost of
                                          the Equipment, but in no event more
                                          than $                  .

Outside Closing Date:                                                  , 199 .




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



ACCEPTED AND AGREED TO as of                   , 199  .
                             ------------------     --

FFCA MORTGAGE CORPORATION,                ARBY'S RESTAURANT HOLDING
a Delaware corporation                    COMPANY, a Delaware corporation


By                                        By
Printed Name                              Printed Name
Its                                       Its



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


                                   EXHIBIT A

                               LEGAL DESCRIPTION



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



                                   EXHIBIT L

                            FORM OF PROPERTY NOTICE



01/514412.5
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

                                PROPERTY NOTICE

      This Property Notice is delivered by Arby's Restaurant Holding Company, a Delaware corporation ("Debtor"), to FFCA Mortgage Corporation, a Delaware corporation ("FFCA"), pursuant to Sections 2.B and 3.A of that certain Loan Agreement dated as of
                                   , 1996 between FFCA and Debtor (the "Agree-
ment"). Capitalizedterms used herein without definition shall have the same meaning given in the Agreement.

      Debtor intends to acquire or has acquired the proposed Site described below at which an Arby's Restaurant or Dual Concept will be constructed, and requests that FFCA make the Loan and Equipment Loan described below following completion of such construction:

Proposed Site Location:

Proposed Site Legal Description:          See attached Exhibit A.

Requested Loan Amount:                    $                          .

Purchase price paid or to be paid for
  the land comprising the proposed Site:  $                          .
                                           --------------------------

Anticipated cost of the building and
  improvement hard costs for the
  Arby's Restaurant or Dual Concept
  to be constructed at the proposed Site:  $                          .
                                            --------------------------

Anticipated cost of the site improvement
  hard costs for the Arby's Restaurant
  or Dual Concept to be constructed
  at the proposed Site:                   $                 .

Anticipated soft costs (fees for  architect,  survey,  engineer,  licenses and permits) for the Arby's Restaurant or Dual Concept
  to be constructed at the proposed Site:  $                .
                                            ----------------

Description of prototype Improvements
  proposed to be constructed at the proposed
  Site, including the square footage and
  planned variations from the prototype:    See attached Exhibit B.




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




Plans and specification for proposed
  improvements attached (Yes/No):                           .

Requested Equipment Loan Amount:          $                 .


Description of the expected standard  equipment package to be installed at the proposed Improvements, including, without limitation, planned variations from the standard equipment package and a cost estimate
  for such equipment package:             See attached Exhibit B.

Participating Interest/Additional
  Interest (indicate one):                                                   .

List of other documents and information
  attached:                               See attached Exhibit B.

Dated as of                            , 199    .

                                          ARBY'S RESTAURANT HOLDING
                                          COMPANY, a Delaware corporation


                                          By
                                          Printed Name
                                          Its





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                                   EXHIBIT A

                               LEGAL DESCRIPTION




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                                   EXHIBIT B



I.    Description of Improvements:

II.   Description of Equipment package:

III.  List of additional documents and information attached:






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